UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21866

HIGHLAND FUNDS I

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Floating Rate Opportunities Fund

Highland Opportunistic Credit Fund

Annual Report

June 30, 2015

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Floating Rate Opportunities Fund

Highland Opportunistic Credit Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2015	Highland Long/Short Equity Fund

Highland Long/Short Equity Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2015	2.45%	-3.19%	1.69%	0.71%	2.71%	n/a
Five Year	5.98%	4.79%	5.35%	5.35%	6.31%	n/a
Since Inception: (December 5, 2006)	4.85%	4.16%	4.23%	4.23%	5.19%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 3.58%, Class C 4.28%, Class Z 3.28%. The Advisor has contractually agreed to waive 1.25% of the Fund’s management fee. The fee waiver will continue through at least October 31, 2015. Total net operating expenses including the fee waiver and excluding dividends on short sales are Class A 1.84%, Class C 2.49%, Class Z 1.49%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Advisor. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2015	Highland Long/Short Equity Fund

Performance Overview

The table below presents the average annual returns and annualized standard deviation for Highland Long/Short Equity Fund Class A and Z (the “Fund”) and the S&P 500 Total Return Index (the “S&P 500”).1

Investment	Annualized Returns[3]		Annualized Standard Deviation[2]
	1-year	Since Inception [2]
Highland Long/Short Equity Fund – A Shares	2.45%	4.85%	7.4%
Highland Long/Short Equity Fund – Z Shares	2.71%	5.19%	7.4%
S&P 500	7.42%	6.77%	15.8%

[1]	Only eligible investors may purchase Class Z Shares. Please refer to the prospectus for information and conditions.
[2]	Since 12/5/2006.
[3]	Without Sales Charge.

Manager’s Discussion

The Fund seeks consistent, above average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities. Since inception, the Fund’s Class Z shares returned 5.19% vs a 6.77% return for the S&P 500. However, the Fund has generated its return with an average net long exposure of approximately 45%, a standard deviation of 7.4%, and a beta of 0.3. This compares to the S&P 500 which would be the equivalent of 100% net long, a standard deviation of 15.8%, and a beta of 1. As a result, the fund has generated over 75% of the upside in the S&P 500 since inception of the fund, with anywhere from 30% to 50% of the risk, depending on which risk metric one chooses to focus.

The top five contributors to performance for the Fund for fiscal year 2015 were FNF Group, Rackspace Hosting, Valeant Pharmaceuticals, NXP Semiconductors, and Allergan. The Fund’s top five detractors were RCS Capital, Conn’s, Viper Energy, Pioneer Natural Resources, and Micron Technology.

We remain constructive on the U.S. economy but see concerning signs that raise uncertainty around the overall direction of the markets. Commodity prices have collapsed and the dollar has strengthened, while the currencies of commodity-based countries continue to weaken. Events in Greece and China have also added to the potential risks on the horizon. The sell-off in Chinese equities, the weak stock price action of industrial based companies, and lower commodity prices all combine to paint a picture of weaker global growth. The fund is keeping a close watch on how these datapoints might be a warning of future economic weakness. On the other hand, the many cross currents are providing ample opportunity for traditional stock picking to shine. Lower oil prices continue to be a tailwind for the consumer, but negatively impacts oil companies and their suppliers. A strong dollar is a headwind for domestic based exporting companies and consumer products companies with significant international sales. However, it lowers costs for domestic companies that import their cost of goods sold. This type of changing fundamental environment is favorable for our long/short strategy, as we can go long the companies we determine to be the winners and short the companies we think will be the losers. The increased volatility in the markets also reminds investors that risk is always a part of the investing landscape and makes the environment a bit more rational and more amenable to fundamental analysis.

Beta measures the Fund’s sensitivity to market movements; beta greater than 1 is more volatile than the market; beta less than 1 is less volatile than the market.

Standard Deviation measures the volatility of the Fund’s returns. Higher standard deviation represents higher volatility.

The Morningstar Long/Short Category Average is an average monthly return of all funds in the Morningstar Long/Short Equity Category, including the Fund. The Long/Short category includes funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The S&P 500 Total Return Index is an index of a basket of 500 stocks designed to provide a broad snapshot of the overall U.S. equity market. The total return index series reflects both ordinary and special dividends. Investors cannot invest directly into an index.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2015	Highland Long/Short Healthcare Fund

Highland Long/Short Healthcare Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2015	12.71%	6.49%	12.02%	11.02%	13.16%	n/a
Five Year	11.66%	10.40%	11.02%	11.02%	12.04%	n/a
Since Inception: (May 5, 2008)	10.20%	9.34%	9.56%	9.56%	10.59%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 2.55%, Class C 3.29%, Class Z 2.41%. Total net operating expenses for each class excluding dividends on short sales are Class A 1.78%, Class C 2.45%, Class Z 1.45%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Advisor. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2015	Highland Long/Short Healthcare Fund

Performance Overview

The table below presents the average annual returns for the Highland Long/Short Healthcare Fund Class Z (the “Fund”), the Morningstar Long/Short Equity Category, and the S&P 500 Total Return Index (the “S&P 500”).1

Investment	Annualized Returns[3]
	1-year	Since Inception [2]
Highland Long/Short Healthcare Fund – Z shares	13.16%	10.59%
Morningstar Long/Short Category Average	0.34%	1.82%
S&P 500	7.42%	7.96%

[1]	Only eligible investors may purchase Class Z Shares. Please refer to the prospectus for information and conditions.
[2]	Since 5/5/2008.
[3]	Without Sales Charge.

The Fund objective is to seek long term capital appreciation. We believe that the opportunity for the Highland Long/Short Healthcare Fund is highly compelling and have conviction that the investment process, philosophy, and team that we have put in place will deliver long term capital appreciation.

The Fund performed well for the year ended June 30, 2015 generating a 13.16% return versus the S&P 500 7.42% return, and significantly outpacing the Morningstar Long/Short Equity Category return of 0.34%. While the Fund’s goal is not to outperform equity indices in years when they are up sharply, the Fund has outperformed the S&P 500 in 2013, 2014 and the first half of 2015.

Long/Short equity funds strive to deliver upside in positive markets while focusing on minimizing downside risk. In the year ended June 30, 2015, the S&P 500 average return in down months was -1.52% and the Fund was +1.42%, meaning that the Fund averaged positive performance in months when the S&P 500 was negative.

The correlation of the Fund returns to the S&P 500 remains low, as would be expected from a strategy that generates meaningful alpha. The Fund has a correlation of 0.27 to the S&P 500 and a beta of 0.31 in the prior five year period ending June 30, 2015.

Portfolio Review

The back half of 2014 saw increased volatility that created a reasonable environment for a long/short strategy. October was particularly volatile. In the first half of October, the S&P 500 declined 6% only to rebound 8% in the second half. The portfolio performed well in this volatile environment and avoided meaningful downside capture. In November, the election cycle drove speculation about the effects a Republican landslide would have on the Affordable Care Act and subsequently, the Fund reduced exposures to hospitals and ACA-related businesses. To close out 2014, the Fund ended with solid December performance driven by a long position in a biotechnology company focused on gene therapies.

Entering 2015, we remained constructive on Healthcare fundamentals but debated the sustainability of sector outperformance. Fundamentals remain strong, with robust trends in demographics, price inflation, disease prevalence, and innovation. We felt that investors would need to focus more on the value they are willing to pay for these fundamentals, and believed that stock selection was critical to Fund success.

Stock selection in 2015 has been productive. Entering the year, the Fund built a number of long positions in innovative medical device companies, with a view that new product cycles in medical devices drive meaningful organic revenue growth. Focus areas included cardiovascular and spine. The Fund also established a meaningful position in innovative biotechnology companies, and balanced that with short positions in biotechnology companies that possess underappreciated risks. The Fund also established long investments in companies that stand to benefit from the emerging biosimilar market. The FDA approved the first biosimilar in March of 2015 and recently, the US Appeals court ruled the “patent dance” to be optional, which will shorten timelines for biosimilar manufacturers to bring products to market.

The most significant market-shifting event in the first half of 2015 was the King vs. Burwell decision that ultimately upheld the federal health exchanges. Entering the decision date, we believed there was 75% chance the Affordable Care Act would be upheld, and produced a position paper outlining the potential impact on hospitals and managed care companies. The Fund increased its exposure to Hospitals and other providers and maintained Managed Care exposure into the SCOTUS decision. On decision day, Hospitals appreciated approximately 10%. We expect Hospitals to appreciate a further 20-30% through year-end 2015 on favorable near-term fundamentals.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited) (continued)

June 30, 2015	Highland Long/Short Healthcare Fund

Going forward, we continue to believe that Healthcare sector fundamentals are strong, and stock selection will remain extremely important. The Center for Medicare and Medicaid services released a report in July 2015 that projects US healthcare expenditures to grow 6% per year through 2024, rising from $3.1T aggregate expenditures in 2014 to $5.4T aggregate expenditures in 2024, a near doubling of today’s dollars.

In an effort to continuously add value to our investors and supporters, we have recently launched a 6 part white paper series titled “Investing in the Age of the Biotechnology Revolution”, outlining the long-term tailwinds driving biotechnology innovation, and framing specific approaches to treat different disease areas.

We believe we are set up for continued strong performance in the second half of 2015 and want to thank our investors for their involvement and interaction. We strongly value our investors’ input and endeavor to be as communicative and transparent about our strategy and the exciting opportunity we see in the market.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta measures the Fund’s sensitivity to market movements; beta greater than 1 is more volatile than the market; beta less than 1 is less volatile than the market.

The Morningstar Long/Short Category Average is an average monthly return of all funds in the Morningstar Long/Short Equity Category, including the Fund. The Long/Short category includes funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The S&P 500 Total Return Index is an index of a basket of 500 stocks designed to provide a broad snapshot of the overall U.S. equity market. The total return index series reflects both ordinary and special dividends. Investors cannot invest directly into an index.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2015	Highland Floating Rate Opportunities Fund

Highland Floating Rate Opportunities Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2015	-0.36%	-3.87%	-0.87%	-1.83%	0.11%	n/a
Five Year	8.48%	7.70%	7.93%	7.93%	8.85%	n/a
Ten Year	2.06%	1.69%	1.55%	1.55%	2.42%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 3.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

*	Effective June 13, 2011, the Highland Floating Rate Fund and Highland Floating Rate Advantage Fund merged to form the Highland Floating Rate Opportunities Fund. The performance data presented above reflects that of Highland Floating Rate Advantage Fund, the Predecessor Fund, for periods prior to June 13, 2011.

A significant portion of the Fund’s performance for the period was attributable to the performance of the Fund’s equity investments. No assurance can be given that the Fund’s equity investments will perform similarly in the future.

Fees and Expenses: The total annual operating expenses of the Fund are Class A 1.37%, Class C 1.87%, Class Z 1.02%. The Advisor has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, dividend expenses on short sales, interest payments, brokerage commotions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.95% of average daily net assets of the Fund. The expense cap will continue through at least October 31, 2015. Total net operating expenses for each class after reimbursement and excluding dividends on short sales are Class A 1.33%, Class C 1.84%, Class Z 0.99%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Advisor. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2015	Highland Floating Rate Opportunities Fund

Performance Overview

For the twelve month period ended June 30, 2015, the Fund’s Class Z Shares had a net return of 0.11%1. Over the same period, the Morningstar Bank Loan Category had a net return of 1.11% and the fund’s benchmark Credit Suisse Leveraged Loan Index (the “Index”) had a gross return of 2.15%. During this same time period, the Standard & Poor’s (S&P) 500 Index returned 7.42%.

Manager’s Discussion

The twelve months ending June 30, 2015 was a tail of two halves. The first six months saw pressure on loan prices as strong albeit slowing demand for loans from CLO buyers was offset by accelerating retail loan mutual fund outflows despite good underlying performance from corporate issuers. Renewed global growth concerns and a precipitous drop in crude oil prices helped to drive risk-off sentiment. The second six months saw a period of easing risk aversion, strong technical demand for the asset class along with continued solid fundamental performance for underlying corporate issuers. Technical support was driven by a lack of new loan supply, continued strong demand from CLO buyers, and a respite from retail loan mutual funds as flows were generally flat in the second half. The default rate by principal amount fell sharply from 4.41% to 1.24% as one of the largest ever corporate bankruptcies, Energy Future Holdings (TXU Energy), fell off the last twelve month default calculation. The average bid for the Index began the period at $99.08 and finished the twelve month period ending June 30, 2015 at $96.72.

As of June 30, 2015, the Fund portfolio composition consist of 71.1% loans, 11.2% structured products, 7.2% other corporate debt and 10.5% equities. With regards to diversification, the Fund is currently invested in approximately 103 issuers across 20 industries. In terms of credit quality, at June 30, 2015 the Fund is allocated 2.5% BBB, 30.4% BB, 45.1% B, 5.3% CCC and 16.7% Not Rated. As of June 30, 2015, Morningstar ranked the Highland Floating Rate Opportunities Fund Class Z the number one performing floating rate fund in the bank loan category for the three and five year performance periods based on total return among 195 and 124 funds, respectively2. In addition, during the first quarter the Fund received a 2015 Lipper Award for “Best Loan Participation Fund” over three and five year periods recognizing the Fund as best-in-class for risk adjusted returns in its respective Lipper category3.

Outside of exogenous shocks, we would expect to see continued modest domestic GDP growth which should be enough to sustain revenue and cash flow growth at portfolio companies. This combined with low borrowing costs and a relatively benign default environment should provide on-going support for credit into the foreseeable future. As the credit cycle matures, the Fund will place increasing emphasis on defensive positioning. Overall, we believe the outlook for bank loans remains fundamentally positive. Moreover, we believe loans remain attractive versus other credit alternatives given the seniority, security, and floating rate nature of the asset class and as such should be a long term allocation to any diversified fixed income portfolio.

[1]	Only eligible investors may purchase Class Z Shares. Please refer to the prospectus for information and conditions.
[2]

As of June 30, 2015, the Highland Floating Rate Opportunities Fund Class A, A-LW, C and Z shares absolute rankings were 221, 221, 232 and 208, respectively, based on Total Return for the 1-year period among 248 funds in the Morningstar Bank Loan Category. The Class A, A-LW, C and Z shares absolute rankings for the 3-year period were 2, 2, 4 and 1, respectively, among 195 funds. The Class A, A-LW, C and Z shares absolute rankings for the 5-year period were 2, 2, 4 and 1, respectively, among 124 funds. The Class A, A-LW, C and Z shares absolute rankings for the 10-year period were 52, 52, 54 and 51, respectively, among 54 funds. The Morningstar Ranking compares a Fund’s Morningstar risk and return scores with all the Funds in the same Category, where a ranking of 1 represents the top of the category while higher numbers represent a lower rank. Past performance does not guarantee future results.

[3]

The Highland Floating Rate Opportunities Fund (Class Z) was awarded the 2015 Lipper Fund Award in the Loan Participation Fund category for both the 3 year and 5 year periods ending 12/31/2014. The award is based on consistent return. The highest Lipper leader for consistent return value for the classification for the 36 and 60 month periods, respectively, determined the winner. Lipper Leader ratings for Consistent Return reflect funds’ historic returns, adjusted for volatility, relative to peers. Ratings for Consistent Return are computed for all Lipper classifications with five or more distinct portfolios and span both equity and fixed-income funds. The Lipper Fund Awards are part of the Thomson Reuters Awards for Excellence, a global family of awards that celebrate exceptional performance throughout the professional investment community. The Thomson Reuters Awards for Excellence recognize the world’s top funds, fund management firms, sell-side firms, research analysts, and investor relations teams. The Thomson Reuters Awards for Excellence also include the Extel Survey Awards, the StarMine Analyst Awards, and the StarMine Broker Rankings. For more information, please contact markets.awards@thomsonreuters.com or visit www.excellence.thomsonreuters.com.

The Credit Suisse (CS) Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leverage loan market. The index inception is January 1992. Total return of the index is the sum of three components: principal, interest, and reinvestment return. The cumulative return assumes that coupon payments are reinvested into the index at the beginning of each period. Unlike the Fund, the index is not an investment, does not incur fees or expenses, and is not professionally managed. It is not possible to invest directly in to the index.

The Morningstar Bank Loan Category Average includes funds that invest primarily in floating-rate bank loans instead of bonds. In exchange for their credit risk, they offer high interest payments that typically float above a common short-term benchmark.

The S&P 500 Total Return Index is an index of a basket of 500 stocks designed to provide a broad snapshot of the overall U.S. equity market. The total return index series reflects both ordinary and special dividends. Investors cannot invest directly into an index.

Annual Report	7

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2015	Highland Opportunistic Credit Fund

Highland Opportunistic Credit Fund - Class Z

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2015	-11.14%	-14.31%	-11.61%	-12.47%	-10.63%	n/a
Five Year	10.93%	10.14%	10.81%	10.81%	11.02%	n/a
Ten Year	7.68%	7.29%	7.62%	7.62%	7.72%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 3.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 2.30%, Class C 2.80%, Class Z 1.95%. The Advisor has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, dividend expenses on short sales, interest payments, brokerage commotions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 0.90% of average daily net assets of the fund. The expense cap will continue through at least October 31, 2015. Total net operating expenses for each class after reimbursement are: Class A 1.27%, Class C 1.77%, Class Z 0.91%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Advisor. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

[1]

Effective July 1, 2014, the Highland Special Situations Fund (the “Predecessor Fund”) was reorganized into the Highland Opportunistic Credit Fund (the “Fund”). The Predecessor Fund was a closed-end fund whose shares were privately offered. The Class Z performance information shown for periods prior to July 1, 2014 is that of the Predecessor Fund. The returns of the Class A and Class C Shares would have substantially similar returns as Class Z because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that classes have different expenses. The Predecessor Fund was managed by the same Adviser with the same investment objective and substantially similar investment strategies as the Fund. Mr. Dondero, a current portfolio manager of the Fund, also managed the Predecessor Fund since its inception on May 18, 2015.

8	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2015	Highland Opportunistic Credit Fund

Performance Overview

For the twelve month period ended June 30, 2015, the Highland Opportunistic Credit Fund (the “Fund”) Class Z Shares returned -10.63%.¹ For the same period, the Barclays U.S. Aggregate Bond Index returned 1.86% and the Morningstar Nontraditional Bond Category average returned -0.34%.

Manager’s Discussion

For the twelve months ended June 30, 2015, the nontraditional bond category, alongside other risk-asset classes, experienced volatility. This risk-asset volatility was driven largely by a myriad of macro factors, starting in the back half of 2014 with negative hedge-fund reactions to Fannie/Freddie and the significant oil price declines following the OPEC meeting in late November and continuing with fears around a Greek exit from the EU, the risk of default in Puerto Rico municipal bonds, growth and equity market bubble fears in China and global monetary policy/interest rate manipulations attempting to counteract these risks. Higher quality, performing credit held up reasonably well throughout the period, outside a brief technically driven dislocation in December, while lower-rated credit significantly underperformed (BB loans +3.10% vs. CCC loans +2.09%; BB high yield +1.69% vs. CCC high yield -5.19%) as credit investors and hedge funds took down risk . Based on our view that we are not entering an economic recession in the near-term, we believe this risk-off period created attractive yields/valuations for the portfolio.

As of June 30, 2015, the Fund portfolio composition consisted of 58.1% performing credit (loans, high yield bonds and CLO debt), 26.6% stressed/distressed credit and 15.3% equity (primarily post-reorg and yield-oriented equities, i.e. MLPs). Our five key “alpha” themes made up 55.6% of the portfolio, including 15.7% electricity generation, 14.6% energy dislocation, 14.0% CLOs, 6.6% Argentina and 4.7% situational media — across 63 active positions. During the last several months of the year, we increased exposures to performing credit to enhance the current yield profile of the portfolio and offset some of the market volatility in the rest of the portfolio. We also added to our key themes selectively on weakness.

Despite continued macro uncertainty, we remain convicted in our key themes/positions in the portfolio. Most of the opportunities do not need significant global growth, something many investors are concerned about, but are more biased toward idiosyncratic, fundamental outcomes. However, as we get later in the credit/economic cycle, we have started to see higher spread dispersion in credit. We plan to continue balancing the portfolio between higher current yield, performing credit and the increasing number of stressed/distressed opportunities in the marketplace.

[1]	Only eligible investors may purchase Class Z Shares. Please refer to the prospectus for information and conditions.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of more than 1 year. It is not possible to invest directly in an index. The returns of each index do not reflect the actual cost of investing in the instruments that comprise it.

The Morningstar Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe.

Annual Report	9

FUND PROFILE (unaudited)

Highland Long/Short Equity Fund

Objective

Highland Long/Short Equity Fund seeks consistent, above average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Net Assets as of June 30, 2015

$856.7 million

Portfolio Data as of June 30, 2015

The information below provides a snapshot of Highland Long/Short Equity Fund at the end of the reporting period. Highland Long/Short Equity Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 06/30/2015 (%)(1)(2)	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	18.1	(4.0)	14.1
Consumer Staples	1.6	(0.5)	1.1
Energy	1.7	—	1.7
Financial	21.8	(8.5)	13.3
Healthcare	15.0	(2.5)	12.5
Industrials	1.6	(1.3)	0.3
Information Technology	25.4	(8.4)	17.0
Materials	—	(1.9)	(1.9)
Telecommunication Services	1.7	(0.7)	1.0

Top 5 Holdings as of 06/30/2015 (%)(1)(2) Long Securities		Short Securities
Valeant Pharmaceuticals International, Inc.	6.2	Sherwin-Williams Co. (The)	(1.3)
Apple, Inc.	5.1	Canadian Imperial Bank of Commerce	(1.3)
CIT Group, Inc.	4.4	Texas Instruments, Inc.	(1.3)
Allergan PLC	4.2	Federated Investors, Inc., Class B	(1.2)
Facebook, Inc., Class A	4.1	FNF Group	(1.2)

The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 9, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Long and short sectors and securities are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

10	Annual Report

FUND PROFILE (unaudited)

Highland Long/Short Healthcare Fund

Objective

Highland Long/Short Healthcare Fund seeks long-term capital appreciation.

Net Assets as of June 30, 2015

$717.5 million

Portfolio Data as of June 30, 2015

The information below provides a snapshot of Highland Long/Short Healthcare Fund at the end of the reporting period. Highland Long/Short Healthcare Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 06/30/2015 (%)(1)(2)	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	1.3	—	1.3
Consumer Staples	—	(0.8)	(0.8)
Financial	1.3	—	1.3
Healthcare: Biotechnology	20.5	(12.3)	8.2
Healthcare Distributors	3.9	(1.0)	2.9
Healthcare Equipment	15.2	(1.4)	13.8
Healthcare Facilities	19.0	—	19.0
Healthcare Services	11.1	(1.5)	9.6
Healthcare Supplies	2.9	(0.2)	2.7
Healthcare Technology	1.1	(3.8)	(2.7)
Life Sciences Tools & Services	4.4	(1.0)	3.4
Managed Healthcare	4.5	—	4.5
Pharmaceuticals	11.1	(3.5)	7.6

Top 5 Holdings as of 06/30/2015 (%)(1)(2) Long Securities		Short Securities
HCA Holdings, Inc.	3.8	Johnson & Johnson	(2.3)
Team Health Holdings, Inc.	3.1	Myriad Genetics, Inc.	(2.0)
Envision Healthcare Holdings, Inc.	3.1	Isis Pharmaceuticals, Inc.	(1.6)
LDR Holding Corp.	2.9	Chemed Corp.	(1.5)
Tenet Healthcare Corp.	2.7	Intrexon Corp.	(1.4)

The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks.

Please refer to Note 9, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Long and short sectors and securities are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

Annual Report	11

FUND PROFILE (unaudited)

Highland Floating Rate Opportunities Fund

Objective

Highland Floating Rate Opportunities Fund seeks to provide a high level of current income, consistent with preservation of capital.

Net Assets as of June 30, 2015

$793.8 million

Portfolio Data as of June 30, 2015

The information below provides a snapshot of Highland Floating Rate Opportunities Fund at the end of the reporting period. Highland Floating Rate Opportunities Fund is actively managed and the composition of its portfolio will change over time.

Floating rate loan investments present special financial risks. Defaults on the loans, nonpayment and prepayment of principal could affect the valuation of the portfolio’s holdings. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The Fund’s ability to invest in high-yield debt securities (or junk securities) generally subjects the Fund to greater risk. The use of leverage involves certain risks, such as greater volatility of the NAV of the Fund’s shares and the nonpayment of dividends.

Quality Breakdown as of 06/30/2015 (%)(1)(2)
BBB	2.5
BB	30.4
B	45.1
CCC	5.3
Not Rated	16.7

Top 5 Sectors as of 06/30/2015 (%)(1)(2)
Media & Telecommunications	18.2
Financial	14.8	(3)
Service	14.1
Healthcare	9.7
Utility	8.3

Top 10 Holdings as of 06/30/2015 (%)(1)(2)
Metro-Goldwyn-Mayer, Inc. (Common Stocks)	5.0
Media General, Inc. (Common Stocks)	4.9
Texas Competitive Electric Holdings Co. LLC 4.67%, 10/10/17 (U.S. Senior Loans)	2.8
CCS Medical, Inc., (U.S. Senior Loans)	2.8
Weight Watchers International, Inc. 04/02/20 (U.S. Senior Loans)	2.0
Advantage Sales & Marketing, Inc. 4.25%, 07/23/21 (U.S. Senior Loans)	1.8
Drillships Ocean Ventures, Inc. 5.50%, 07/25/21 (Foreign Denominated or Domiciled Senior Loans)	1.7
Univar, Inc. 07/01/22 (U.S. Senior Loans)	1.6
Scientific Games International, Inc. 6.00%, 10/18/20 (U.S. Senior Loans)	1.6
iHeartCommunications, Inc. 6.94%, 01/30/19 (U.S. Senior Loans)	1.6

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 9, Disclosure of Significant Risks and Contingencies, for more information.

(1)

Quality is calculated as a percentage of total senior loans, collateralized loan obligations and corporate bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings are subject to change.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

(3)	Includes Collateralized Loan Obligations.

12	Annual Report

FUND PROFILE (unaudited)

Highland Opportunistic Credit Fund

Objective

Highland Opportunistic Credit Fund (the “Fund”) seeks to achieve high total returns while minimizing losses.

Net Assets as of June 30, 2015

$86.8 million

Portfolio Data as of June 30, 2015

The information below provides a snapshot of Highland Opportunistic Credit Fund at the end of the reporting period. Highland Opportunistic Credit Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 06/30/2015 (%)(1)
A	0.5
B	33.9
BB	14.9
CCC	15.9
Not Rated	34.8

Top 5 Sectors as of 06/30/2015 (%)(1)(2)
Utility	25.2
Energy	25.0
Financial	20.5	(3)
Healthcare	8.2
Sovereign Bonds	7.8

Top 10 Holdings as of 06/30/2015 (%)(1)(2)
Texas Competitive Electric Holdings Co. LLC 4.67%, 10/10/17 (U.S. Senior Loans)	10.1
Momentive Performance Materials, Inc. 4.69%, 04/24/22 (Corporate Bonds & Notes)	6.3
OSG International, Inc. 5.75%, 08/05/19 (Foreign Denominated or Domiciled Senior Loans)	5.8
Ocean Rig UDW, Inc. 7.25%, 04/01/19 (Corporate Bonds & Notes)	5.7
Auris Luxembourg III S.a.r.l., 01/17/22 (Foreign Denominated or Domiciled Senior Loans)	4.6
Scientific Games International, Inc., 10/01/21 (U.S. Senior Loans)	4.6
Fieldwood Energy LLC 8.38%, 09/30/20 (U.S. Senior Loans)	4.5
Ocwen Loan Servicing, 02/15/18 (U.S. Senior Loans)	3.6
Entegra TC LLC 9.25%, 10/02/20 (U.S. Senior Loans)	3.5
Evergreen Skills Lux S.a.r.l., 04/28/2021 (Foreign Denominated or Domiciled Senior Loans)	3.4

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 9, Disclosure of Significant Risks and Contingencies, for more information.

(1)

Quality is calculated as a percentage of total senior loans, collateralized loan obligations and corporate bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings are subject to change.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

(3)	Includes Collateralized Loan Obligations.

Annual Report	13

FINANCIAL STATEMENTS

June 30, 2015

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency, excluding restricted cash, provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

14	Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2015	Highland Long/Short Equity Fund

Shares		Value ($)

Common Stocks - 85.5%

CONSUMER DISCRETIONARY - 18.1%
29,000	AutoZone, Inc. (a)	19,340,100
527,331	Burlington Stores, Inc. (a)(b)	26,999,347
282,000	ClubCorp Holdings, Inc.	6,734,160
305,278	Dollar General Corp. (b)	23,732,312
854,351	H&R Block, Inc. (b)	25,331,507
297,666	Hilton Worldwide Holdings, Inc. (a)(b)	8,200,698
262,385	Royal Caribbean Cruises, Ltd. (b)	20,647,076
150,983	Sonic Corp. (b)	4,348,310
173,900	Walt Disney Co. (The)	19,848,946

		155,182,456

CONSUMER STAPLES - 1.6%
308,500	Pinnacle Foods, Inc. (b)	14,049,090

ENERGY - 1.7%
57,981	Concho Resources, Inc. (a)	6,601,717
228,334	Newfield Exploration Co. (a)	8,247,424

		14,849,141

FINANCIAL - 20.4%
675,800	Bank of America Corp. (b)	11,502,116
807,118	CIT Group, Inc. (b)	37,522,916
428,000	Credit Suisse Group AG (a)	11,769,943
471,726	E*TRADE Financial Corp. (a)(b)	14,128,194
697,825	FNF Group (b)	25,812,547
601,748	FNFV Group (a)(b)	9,254,884
1,040,000	Investors Bancorp, Inc. (b)	12,792,000
326,513	Legg Mason, Inc. (b)	16,825,215
169,010	McGraw Hill Financial, Inc. (b)	16,977,054
337,450	Ryman Hospitality Properties, REIT (b)	17,921,969

		174,506,838

HEALTHCARE - 15.0%
119,754	Allergan PLC (a)(b)	36,340,549
71,380	McKesson Corp. (b)	16,046,938
119,000	St Jude Medical, Inc.	8,695,330
5,260	Teladoc, Inc. (a)	99,940
240,815	Valeant Pharmaceuticals International, Inc. (a)(b)	53,497,052
277,900	Zoetis, Inc. (b)	13,400,338

		128,080,147

INDUSTRIALS - 1.6%
300,850	KLX, Inc. (a)(b)	13,276,510
333,199	Pendrell Corp. (a)	456,483

		13,732,993

INFORMATION TECHNOLOGY - 25.4%
248,000	Altera Corp.	12,697,600
348,182	Apple, Inc. (b)	43,670,727
312,406	CDK Global, Inc. (b)	16,863,676
415,707	Cognizant Technology Solutions Corp., Class A (a)(b)	25,395,541
189,505	Criteo SA ADR (a)	9,033,703
409,100	Facebook, Inc., Class A (a)(b)	35,086,462
252,350	NXP Semiconductor NV (a)(b)	24,780,770
234,784	Salesforce.com, Inc. (a)	16,348,010

Shares		Value ($)

CONSUMER DISCRETIONARY (continued)
119,900	ServiceNow, Inc. (a)	8,909,769
445,600	Super Micro Computer, Inc. (a)	13,180,848
175,900	Visa, Inc., Class A	11,811,685

		217,778,791

TELECOMMUNICATION SERVICES - 1.7%
122,232	SBA Communications Corp., Class A (a)(b)	14,053,013

	Total Common Stocks (Cost $699,568,006)	732,232,469

Exchange-Traded Funds (c) - 1.4%
196,500	WisdomTree Europe Hedged Equity Fund, ETF	12,102,435

	Total Exchange-Traded Funds (Cost $12,396,613)	12,102,435

Contracts

Purchased Call Options (d) - 0.0%
250	Valeant Pharmaceuticals International, Inc. Strike price $240, expires 07/17/15	22,500

	Total Purchased Call Options (Cost $156,828)	22,500

Shares

Registered Investment Companies (e) - 2.2%
18,499,768	State Street Navigator Prime Securities Lending Portfolio	18,499,768

	Total Registered Investment Companies (Cost $18,499,768)	18,499,768

Total Investments - 89.1%		762,857,172

(Cost $730,621,215)

Securities Sold Short (f) - (27.8)%

Exchange-Traded Funds - (5.5)%
121,000	Consumer Discretionary Select Sector SPDR Fund, ETF	(9,254,080)
82,400	Health Care Select Sector SPDR Fund, ETF	(6,129,736)
15,000	iShares Nasdaq Biotechnology Index Fund, ETF	(5,534,550)
67,300	Powershares QQQ Trust Series 1, ETF	(7,205,811)
95,400	SPDR S&P Retail, ETF	(9,412,164)
224,200	Technology Select Sector SPDR Fund, ETF	(9,281,880)

	Total Exchange-Traded Funds (Proceeds $47,813,719)	(46,818,221)

Common Stocks - (22.3)%

CONSUMER DISCRETIONARY - (1.8)%
43,500	Carnival Corp.	(2,148,465)
21,782	Polaris Industries, Inc.	(3,226,132)

See accompanying Notes to Financial Statements.	15

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland Long/Short Equity Fund

Shares		Value ($)

Common Stocks (continued)

CONSUMER DISCRETIONARY (continued)
70,000	Steven Madden, Ltd. (g)	(2,994,600)
62,500	TJX Cos., Inc. (The)	(4,135,625)
48,000	Tupperware Brands Corp.	(3,097,920)

		(15,602,742)

CONSUMER STAPLES - (0.5)%
107,800	Whole Foods Market, Inc.	(4,251,632)

FINANCIAL - (8.5)%
204,601	American Equity Investment Life Holding Co.	(5,520,135)
148,700	Canadian Imperial Bank of Commerce	(10,966,245)
194,300	Charles Schwab Corp. (The)	(6,343,895)
70,000	E*TRADE Financial Corp. (g)	(2,096,500)
313,000	Federated Investors, Inc., Class B	(10,482,370)
177,752	First American Financial Corp.	(6,614,152)
275,000	FNF Group	(10,172,250)
44,950	Lamar Advertising Co., Class A, REIT	(2,583,726)
37,200	Moody’s Corp.	(4,016,112)
96,500	Primerica, Inc.	(4,409,085)
45,400	Prosperity Bancshares, Inc.	(2,621,396)
21,700	Royal Bank of Canada	(1,327,603)
67,800	T Rowe Price Group, Inc.	(5,270,094)

		(72,423,563)

HEALTHCARE - (1.1)%
42,100	Mallinckrodt PLC (g)	(4,956,012)
20,600	McKesson Corp.	(4,631,086)

		(9,587,098)

INDUSTRIALS - (1.3)%
47,000	Avis Budget Group, Inc. (g)	(2,071,760)
131,500	Con-way, Inc.	(5,045,655)
24,600	FedEx Corp.	(4,191,840)

		(11,309,255)

INFORMATION TECHNOLOGY - (6.5)%
465,900	BlackBerry, Ltd. (g)	(3,811,062)
93,600	Check Point Software Technologies, Ltd. (g)	(7,445,880)
34,500	F5 Networks, Inc. (g)	(4,152,075)
220,000	Flextronics International, Ltd. (g)	(2,488,200)
310,000	Infosys, Ltd. ADR	(4,913,500)
132,500	Integrated Device Technology, Inc. (g)	(2,875,250)
135,000	Intel Corp.	(4,106,025)
135,000	Intersil Corp., Class A	(1,688,850)
36,000	NetSuite, Inc. (g)	(3,303,000)
100,000	NVIDIA Corp.	(2,011,000)
66,339	Stratasys, Ltd. (g)	(2,317,222)
212,000	Texas Instruments, Inc.	(10,920,120)
45,000	Ubiquiti Networks, Inc.	(1,436,175)
48,900	Zillow Group, Inc., Class A (g)	(4,241,586)

		(55,709,945)

MATERIALS - (1.9)%
65,500	Eagle Materials, Inc.	(4,999,615)
40,200	Sherwin-Williams Co. (The)	(11,055,804)

		(16,055,419)

Shares		Value ($)

TELECOMMUNICATION SERVICES - (0.7)%
115,200	Level 3 Communications, Inc. (g)	(6,067,584)

	Total Common Stocks (Proceeds $195,436,113)	(191,007,238)

	Total Securities Sold Short (Proceeds $243,249,832)	(237,825,459)

Other Assets & Liabilities, Net - 38.7%		331,670,086

Net Assets - 100.0%		856,701,799

(a)	Non-income producing security.
(b)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $280,836,641.
(c)	Securities (or a portion of securities) on loan. As of June 30, 2015, the market value of securities loaned was $18,092,349. The loaned securities were secured with cash collateral of $18,499,768. Collateral is calculated based on prior day’s prices. See Note 4.
(d)	Options are shown at market value.
(e)	Represents investments of cash collateral received in connection with securities lending.
(f)	As of June 30, 2015, $200,514,947 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(g)	No dividend payable on security sold short.

Glossary:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The Fund had the following futures contracts, brokered by Merrill Lynch, for which $736,000 was pledged as collateral, open at June 30, 2015:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Short Future:
S&P 500 E-Mini Index	September 2015	260	$(26,707,200)	$270,207

The Fund had the following written put options contracts outstanding, brokered by Morgan Stanley, for which $13,870,000 was pledged as collateral, at June 30, 2015:

Description	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
WRITTEN PUT OPTIONS:
Salesforce.com, Inc.	$62.50	July 2015	4,000	$549,775	$(60,000)
Valeant Pharmaceuticals International, Inc.	210.00	July 2015	450	126,082	(74,250)

Total Written Options Contracts				$675,857	$(134,250)

16	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2015	Highland Long/Short Healthcare Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 0.6%

HEALTHCARE - 0.6%

Healthcare Facilities - 0.6%
4,440,000	Surgery Center Holdings, Inc. Second Lien Term Loan 8.50%, 11/03/2021	4,440,000

	Total U.S. Senior Loans (Cost $4,399,736)	4,440,000

Shares

Common Stocks - 94.2%

CONSUMER DISCRETIONARY - 1.2%
287,993	Service Corp. International	8,475,634

FINANCIAL - 1.3%
373,005	Sabra Health Care REIT, Inc.	9,601,148

HEALTHCARE - 91.7%

Biotechnology - 19.2%
53,500	Acceleron Pharma, Inc. (b)	1,692,740
327,572	Agenus, Inc. (b)(c)	2,826,946
305,969	Amicus Therapeutics, Inc. (b)	4,329,461
157,000	Aquinox Pharmaceuticals, Inc. (b)	1,089,580
66,151	Ascendis Pharma AS ADR (b)(c)	1,162,935
20,000	Axovant Sciences, Ltd. (b)(c)	407,600
50,000	Celgene Corp. (b)	5,786,750
195,000	Coherus Biosciences, Inc. (b)(c)	5,635,500
350,000	Curis, Inc. (b)(c)	1,158,500
129,247	Dicerna Pharmaceuticals, Inc. (b)	1,802,996
912,430	Fate Therapeutics, Inc. (b)	5,903,422
1,400,000	Galena Biopharma, Inc. (b)(c)	2,380,000
59,000	Gilead Sciences, Inc.	6,907,720
78,947	Juno Therapeutics, Inc. (b)	4,212,217
1,204,320	Minerva Neurosciences, Inc. (b)(c)	6,985,056
202,500	Neurocrine Biosciences, Inc. (b)	9,671,400
898,876	Ocata Therapeutics, Inc. (b)(c)	4,737,077
471,351	Otonomy, Inc. (b)(c)	10,836,359
363,899	Portola Pharmaceuticals, Inc. (b)	16,575,599
168,728	ProQR Therapeutics NV (b)	2,812,696
103,411	Radius Health, Inc. (b)	7,000,925
1,167,013	Raptor Pharmaceutical Corp. (b)(c)	18,427,135
326,564	Sarepta Therapeutics, Inc. (b)(c)	9,937,342
111,780	Sorrento Therapeutics, Inc. (b)(c)	1,969,564
55,365	Spark Therapeutics, Inc. (b)	3,336,849

		137,586,369

Healthcare Distributors - 3.9%
110,939	Cardinal Health, Inc.	9,280,047
48,172	McKesson Corp.	10,829,547
240,385	PharMerica Corp. (b)(d)	8,004,821

		28,114,415

Healthcare Equipment - 15.2%
258,026	Abbott Laboratories	12,663,916
147,186	ABIOMED, Inc. (b)	9,674,536
421,187	Amedica Corp. (b)(c)	240,919
138,907	Bellerophon Therapeutics, Inc. (b)(c)	1,101,533

Shares		Value ($)

Healthcare Equipment (continued)
732,586	Boston Scientific Corp. (b)	12,966,772
99,396	Edwards Lifesciences Corp. (b)	14,156,972
358,350	Globus Medical, Inc., Class A (b)	9,198,844
151,141	Hill-Rom Holdings, Inc.	8,211,491
91,316	K2M Group Holdings, Inc. (b)	2,193,410
153,000	Medtronic PLC	11,337,300
1,154,435	NEOVASC, Inc. (b)	7,896,335
179,431	Nevro Corp. (b)	9,644,416
199,649	NuVasive, Inc. (b)	9,459,370

		108,745,814

Healthcare Facilities - 18.4%
81,617	Acadia Healthcare Co., Inc. (b)(c)	6,393,060
98,022	Amsurg Corp. (b)	6,856,639
250,504	Brookdale Senior Living, Inc. (b)	8,692,489
317,866	Capital Senior Living Corp. (b)	7,787,717
159,871	Community Health Systems, Inc. (b)	10,067,077
303,311	HCA Holdings, Inc. (b)	27,516,374
222,854	HealthSouth Corp.	10,264,655
802,646	Kindred Healthcare, Inc. (d)	16,285,687
237,417	Surgical Care Affiliates, Inc. (b)	9,112,064
331,722	Tenet Healthcare Corp. (b)	19,200,069
176,710	VCA, Inc. (b)	9,613,908

		131,789,739

Healthcare Services - 11.1%
45,587	Adeptus Health, Inc., Class A, Class A (b)	4,330,309
89,200	Civitas Solutions, Inc. (b)(c)	1,902,636
3,982,699	CNS Response, Inc. (b)(e)	348,486
560,795	Envision Healthcare Holdings, Inc. (b)	22,140,187
169,000	ExamWorks Group, Inc. (b)(c)	6,607,900
144,284	Laboratory Corp. of America Holdings (b)	17,490,107
109,232	LHC Group, Inc. (b)	4,178,124
342,643	Team Health Holdings, Inc. (b)	22,384,867
4,331	Teladoc, Inc. (b)	82,289

		79,464,905

Healthcare Supplies - 2.9%
483,870	LDR Holding Corp. (b)	20,927,377

Healthcare Technology - 1.1%
310,355	Evolent Health, Inc., Class A, Class A (b)	6,051,922
47,114	HealthStream, Inc. (b)	1,433,208
252,782	Streamline Health Solutions, Inc. (b)	707,790

		8,192,920

Life Sciences Tools & Services - 4.4%
386,039	Fluidigm Corp. (b)(c)	9,342,144
120,096	ICON PLC (b)	8,082,461
107,100	NanoString Technologies, Inc. (b)(c)	1,651,482
98,095	Thermo Fisher Scientific, Inc.	12,728,807

		31,804,894

Managed Healthcare - 4.5%
74,523	Aetna, Inc.	9,498,702
18,000	Cigna Corp.	2,916,000
78,148	Humana, Inc. (d)	14,948,149
56,736	WellCare Health Plans, Inc. (b)	4,812,915

		32,175,766

See accompanying Notes to Financial Statements.	17

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland Long/Short Healthcare Fund

Shares		Value ($)

Common Stocks (continued)

Pharmaceuticals - 11.0%
30,000	AbbVie, Inc.	2,015,700
23,287	Agile Therapeutics, Inc. (b)(c)	200,035
95,000	Akorn, Inc. (b)(c)	4,147,700
27,000	Allergan PLC (b)	8,193,420
278,958	Cempra, Inc. (b)	9,584,997
114,250	Endo International PLC (b)	9,100,012
961,969	Endocyte, Inc. (b)(c)	4,992,619
750,000	HLS Therapeutics Inc. (b)(e)	8,722,500
344,465	Intersect ENT, Inc. (b)(c)	9,862,033
283,553	Relypsa, Inc. (b)	9,382,769
248,318	Repros Therapeutics, Inc. (b)(c)	1,775,474
567,317	Ritter Pharmaceuticals, Inc. (b)(f)	2,524,561
38,446	Valeant Pharmaceuticals International, Inc. (b)	8,540,779

		79,042,599

	Total Common Stocks (Cost $654,381,945)	675,921,580

Master Limited Partnerships - 0.1%

CONSUMER DISCRETIONARY - 0.1%
22,832	Stonemor Partners LP	688,385

HEALTHCARE - 0.0%

Healthcare Equipment – 0.0%
1,068,076	Genesys Ventures IA, LP (c)	110,653

	Total Master Limited Partnerships (Cost $658,253)	799,038

Units

Rights (b) - 0.0%

HEALTHCARE - 0.0%

Healthcare Equipment – 0.0%
69,326	Wright Medical Group, Inc.	277,997

	Total Rights (Cost $188,242)	277,997

Warrants (b) - 0.9%

HEALTHCARE - 0.9%

Biotechnology - 0.9%
94,204	Discovery Laboratories, Inc., expires 02/16/2016	5,333
1,717,910	Galena Biopharma Inc., expires 03/18/2020	1,749,937
121,816	MediciNova, Inc., expires 03/24/2016	149,230
1,155,015	Minerva Neurosciences, Inc., expires 03/18/2017	2,059,950
898,876	Ocata Therapeutics, Inc., expires 12/22/2020	1,657,901
271,081	Threshold Pharmaceuticals, Inc., expires 03/11/2016	501,631

		6,123,982

Units		Value ($)

Life Sciences Tools & Services - 0.0%
40,000	Pluristem Therapeutics, Inc. expires 01/27/2016	3,872
30,000	pSivida Corp., expires 01/19/2016	4,667

		8,539

Pharmaceuticals - 0.0%
37,955	Mast Therapeutics, Inc. expires 01/07/2016	—
521,727	Neostem, Inc., expires 07/19/2016	1,356

		1,356

	Total Warrants (Cost $153,366)	6,133,877

Contracts

Purchased Call Options (g) - 0.1%

HEALTHCARE - 0.1%

Pharmaceuticals - 0.1%
2,644	Air Methods Corp., Strike price $45.00, expires 01/15/16	799,810
1,153	Immunomedics, Inc., Strike price $5.00, expires 08/21/15	74,945

	Total Purchased Call Options (Cost $1,429,482)	874,755

Purchased Put Options (g) - 0.4%

HEALTHCARE - 0.4%

Biotechnology - 0.4%
5,000	iShares Russell 2000 Index Fund, ETF, Strike price $124.00, expires 07/17/15	965,000
10,500	SPDR S&P Biotech, ETF, Strike price $230.00, expires 07/17/15	1,785,000

	Total Purchased Put Options (Cost $8,647,655)	2,750,000

Shares

Registered Investment Companies (h) - 9.3%
66,935,721	State Street Navigator Prime Securities Lending Portfolio	66,935,721

	Total Registered Investment Companies (Cost $66,935,721)	66,935,721

Total Investments - 105.6%		758,132,968

(Cost $736,794,400)

Securities Sold Short (i) - (25.5)%

Common Stocks - (25.5)%

CONSUMER STAPLES - (0.8)%
65,370	Walgreens Boots Alliance, Inc.	(5,519,843)

18	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland Long/Short Healthcare Fund

Shares		Value ($)

Securities Sold Short (continued)

Common Stocks (continued)

HEALTHCARE - (24.7)%

Biotechnology - (12.3)%
181,425	Acorda Therapeutics, Inc. (j)	(6,046,895)
100,000	Axovant Sciences, Ltd. (j)	(2,038,000)
202,601	Dyax Corp. (j)	(5,368,927)
139,792	Halozyme Therapeutics, Inc. (j)	(3,156,503)
218,340	ImmunoGen, Inc. (j)	(3,139,729)
202,500	Intrexon Corp. (j)	(9,882,000)
202,707	Isis Pharmaceuticals, Inc. (j)	(11,665,788)
303,834	Keryx Biopharmaceuticals, Inc. (j)	(3,032,263)
741,604	MannKind Corp. (j)	(4,219,727)
424,548	Myriad Genetics, Inc. (j)	(14,430,387)
261,570	Oncothyreon, Inc. (j)	(978,272)
216,164	Repligen Corp. (j)	(8,921,088)
125,670	TESARO, Inc. (j)	(7,388,139)
199,600	Threshold Pharmaceuticals, Inc. (j)	(806,384)
37,660	Vertex Pharmaceuticals, Inc. (j)	(4,650,257)
226,575	ZIOPHARM Oncology, Inc. (j)	(2,718,900)

		(88,443,259)

Healthcare Distributors - (1.0)%
65,070	AmerisourceBergen Corp.	(6,919,544)

Healthcare Equipment - (1.4)%
430,000	Elekta AB, Class B	(2,694,787)
18,000	IDEXX Laboratories, Inc. (j)	(1,154,520)
74,988	Varian Medical Systems, Inc. (j)	(6,323,738)

		(10,173,045)

Healthcare Services - (1.5)%
80,201	Chemed Corp.	(10,514,351)

Healthcare Supplies - (0.2)%
29,699	Haemonetics Corp. (j)	(1,228,351)

Healthcare Technology - (3.8)%
53,230	athenahealth, Inc. (j)	(6,099,093)
146,151	Computer Programs & Systems, Inc.	(7,807,386)
141,008	Medidata Solutions, Inc. (j)	(7,659,555)
352,536	Quality Systems, Inc.	(5,841,522)

		(27,407,556)

Life Sciences Tools & Services - (1.0)%
125,001	Albany Molecular Research, Inc. (j)	(2,527,520)
38,852	Waters Corp. (j)	(4,987,820)

		(7,515,340)

Pharmaceuticals - (3.5)%
169,598	Johnson & Johnson	(16,529,021)
107,844	Medicines Co. (The) (j)	(3,085,417)
166,577	Roche Holding AG ADR	(5,841,855)

		(25,456,293)

	Total Common Stocks (Proceeds $178,266,957)	(183,177,582)

	Total Securities Sold Short (Proceeds $178,266,957)	(183,177,582)

Other Assets & Liabilities, Net - 19.9%		142,522,948

Net Assets - 100.0%		717,478,334

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2015. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	Non-income producing security.
(c)	Securities (or a portion of securities) on loan. As of June 30, 2015, the market value of securities loaned was $67,670,953. The loaned securities were secured with cash collateral of $66,935,721. Collateral is calculated based on prior day’s prices. See Note 4.
(d)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $13,428,572.
(e)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $9,181,639, or 1.3% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2015.
(f)	Affiliated issuer. Assets with a total aggregate market value of $2,524,561, or 0.4% of net assets, were affiliated with the Fund as of June 30, 2015.
(g)	Options are shown at market value.
(h)	Represents investments of cash collateral received in connection with securities lending.
(i)	As of June 30, 2015, $118,940,605 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(j)	No dividend payable on security sold short.

Glossary:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The fund had the following written put options contracts outstanding, brokered by Bank of America, as of June 30, 2015:

Description	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Written Put Options:
SPDR S&P Biotech, ETF	$210.00	July 2015	7,396	$2,199,918	$(221,880)

Total Written Options Contracts				$2,199,918	$(221,880)

See accompanying Notes to Financial Statements.	19

INVESTMENT PORTFOLIO

As of June 30, 2015	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 69.6%

AEROSPACE - 0.8%
6,898,926	Sequa Corp. Initial Term Loan 5.25%, 06/19/2017	6,083,990

CHEMICALS - 5.9%
9,398,078	Axalta Coating Systems US Holdings, Inc. Term Loan 3.75%, 02/01/2020	9,399,863
7,031,543	MacDermid, Inc. Tranche B First Lien Term Loan 4.50%, 06/07/2020	7,059,176
791,477	Term Loan B-2 4.75%, 06/07/2020	795,997
9,375,000	Minerals Technologies, Inc. Term Loan 05/09/2021 (b)	9,375,000
7,222,128	Univar, Inc. Term Loan B 5.01%, 06/30/2017	7,224,872
12,918,214	Term Loan 07/01/2022 (b)	12,920,281

		46,775,189

CONSUMER PRODUCTS - 1.4%
2,053,025	Spectrum Brands, Inc. Term Loan 06/09/2022 (b)	2,058,158
9,456,327	SRAM LLC Term Loan B 4.03%, 04/10/2020	9,397,225

		11,455,383

ENERGY - 3.4%
11,488,365	Azure Midstream Energy LLC Term Loan B 7.50%, 11/15/2018	11,459,645
9,666,718	Chief Exploration & Development LLC Second Lien Term Loan 7.50%, 05/12/2021	9,154,382
1,989,879	Fieldwood Energy LLC First Lien Term Loan 09/28/2018 (b)	1,900,961
5,449,240	Second Lien Term Loan 8.38%, 09/30/2020	4,198,476

		26,713,464

FINANCIAL - 2.2%
7,201,919	National Financial Partners Corp. Term Loan B 4.50%, 07/01/2020	7,200,802
10,425,749	Ocwen Loan Servicing Initial Term Loan 5.00%, 02/15/2018	10,414,594

		17,615,396

FOREST PRODUCTS & CONTAINERS - 1.9%
9,542,169	BWAY Holding Co., Inc. Initial Term Loan B 5.50%, 08/14/2020	9,569,984
5,259,259	Signode Industrial Group US, Inc. Initial Term Loan B 3.75%, 05/01/2021	5,206,667

		14,776,651

Principal Amount ($)		Value ($)

GAMING & LEISURE - 3.3%
5,000,000	Calpine Corp. Term Loan B-5 3.50%, 05/27/2022	4,965,000
49,138,954	Ginn-LA CS Borrower LLC First Lien Tranche B Term Loan (c)	982,779
22,925,890	Ginn-LA CS Borrower LLC First Lien Tranche A Credit-Linked Deposit (c)	458,518
7,000,000	Ginn-LA CS Borrower LLC Second Lien Term Loan (c)(d)	—
10,977,339	LLV Holdco LLC Exit Revolving Loan 5.00%, 02/28/2017 (d)	5,420,610
965,854	RHP Hotel Properties, LP Tranche B Term Loan 3.50%, 01/15/2021	968,872
12,647,048	Scientific Games International, Inc. Initial Term Loan B-1 6.00%, 10/18/2020	12,663,615
831,250	SeaWorld Parks & Entertainment, Inc. Incremental Term Loan B-3 4.00%, 05/14/2020	829,563

		26,288,957

HEALTHCARE - 6.7%
1,454,545	Air Medical Group Holdings, Inc. Term Loan B 4.50%, 04/06/2022	1,446,669
31,146,760	CCS Medical, Inc. (c)(d)	22,394,521
4,138,393	DaVita HealthCare Partners, Inc. Tranche B Term Loan 3.50%, 06/24/2021	4,145,904
5,245,866	Kinetic Concepts, Inc. Dollar Term Loan E-1 4.50%, 05/04/2018	5,273,564
4,098,361	LTF Merger Sub, Inc. Term Loan B 4.25%, 06/10/2022	4,074,283
1,333,333	National Surgical Hospitals, Inc. Term Loan 4.50%, 06/01/2022	1,335,000
6,578,071	Onex Carestream Finance LP Second Lien Term Loan 9.50%, 12/07/2019	6,553,403
4,464,054	Surgery Center Holdings, Inc. First Lien Term Loan 5.25%, 11/03/2020	4,472,424
3,700,000	Second Lien Term Loan 8.50%, 11/03/2021	3,700,000

		53,395,768

HOUSING - 1.4%
8,000,000	EH/Transeastern LLC/TE TOUSA Term Loan (c)(d)	4,000,000
7,171,855	LBREP/L-SunCal Master I LLC First Lien Term Loan B (c)(d)	96,820
2,495,687	Nevada Land Group LLC Second Lien Initial Term Loan 10.00%, 11/12/2015 (d)	270,782
3,572,358	First Lien Initial Term Loan 40.19%, 11/10/2015	3,067,762
2,142,857	Priso Acquisition Corp. First Lien Term Loan 4.50%, 05/08/2022	2,129,464

20	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

HOUSING (continued)
1,729,730	Summit Materials Co. I, LLC Term Loan B 06/24/2022 (b)	1,731,356

		11,296,184

INFORMATION TECHNOLOGY - 6.7%
8,248,502	Avaya, Inc. Replacement Term Loan B-6 6.50%, 03/30/2018	8,224,457
4,970,428	Term Loan B-7 05/29/2020 (b)	4,817,761
7,638,094	Dell International LLC Term Loan B-2 4.00%, 04/29/2020	7,651,728
10,583,510	Freescale Semiconductor, Inc. Tranche B-5 Term Loan 5.00%, 01/15/2021	10,636,428
8,633,371	Kronos, Inc. First Lien Incremental Term Loan 4.50%, 10/30/2019	8,650,638
4,913,372	Second Lien Term Loan 9.75%, 04/30/2020	5,079,198
2,584,545	RP Crown Parent LLC First Lien New Term Loan 6.00%, 12/21/2018	2,492,484
4,545,455	SS&C Technologies, Inc. Term Loan B-1 07/08/2022 (b)	4,522,727
835,711	Term Loan B-2 07/08/2022 (b)	837,283

		52,912,704

MANUFACTURING - 2.4%
8,299,568	Doncasters U.S. Finance LLC Term Loan B 4.50%, 04/09/2020	8,312,557
4,413,793	Second Lien Term Loan 9.50%, 10/09/2020	4,413,793
1,826,154	Doosan Infracore International, Inc. Tranche B Term Loan 4.50%, 05/28/2021	1,837,568
121,277	Filtration Group Corp. Second Lien Initial Term Loan 8.25%, 11/21/2021	121,920
4,854,938	Silver II US Holdings, LLC Refinancing Term Loan 4.00%, 12/13/2019	4,697,152

		19,382,990

MEDIA & TELECOMMUNICATIONS - 8.2%
7,282,598	Cumulus Media Holdings, Inc. Term Loan 4.25%, 12/23/2020	6,936,675
2,251,261	Endurance Business Media, Inc. Term Loan (c)(d)	—
13,571,427	iHeartCommunications, Inc. Tranche D Term Loan 6.94%, 01/30/2019	12,573,656
2,000,000	Level 3 Financing, Inc. Tranche B-III Term Loan 4.00%, 08/01/2019	2,003,130

Principal Amount ($)		Value ($)

MEDIA & TELECOMMUNICATIONS (continued)
5,000,000	Tranche B Term Loan 4.00%, 01/15/2020	5,007,825
705,882	Term Loan B-2 3.50%, 05/31/2022	701,986
4,749,601	Media General, Inc. Term Loan B 4.00%, 07/31/2020	4,755,538
7,005,882	Mediacom Illinois LLC Tranche G Term Loan 3.75%, 06/30/2021	7,008,089
3,000,000	Metro-Goldwyn-Mayer, Inc. Second Lien Term Loan 5.13%, 06/26/2020	3,039,375
7,223,000	TWCC Holding Corp. Second Lien Term Loan 7.00%, 06/26/2020	6,759,536
11,385,186	Extended Term Loan 02/13/2020 (b)	11,260,632
5,143,624	Univision Communications, Inc. Incremental Term Loan C-3 4.00%, 03/01/2020	5,113,791

		65,160,233

METALS & MINERALS - 0.9%
10,699,450	Arch Coal, Inc. Term Loan B 05/16/2018 (b)	7,377,646

RETAIL - 5.6%
4,961,735	Academy, Ltd. Initial Term Loan 08/03/2018 (b)	4,969,277
3,388,611	Term Loan B 07/01/2022 (b)	3,392,847
9,975,000	Albertson’s LLC Term Loan B-4 5.50%, 08/25/2021	10,036,895
3,885,012	Dollar Tree, Inc. Term Loan B2 07/06/2022 (b)	3,880,156
12,410,808	JC Penney Corp., Inc. First Lien Term Loan 6.00%, 05/22/2018	12,401,934
163,189	Men’s Wearhouse, Inc. (The) Tranche B Term Loan 06/18/2021 (b)	163,852
9,663,536	Term Loan 06/18/2021 (b)	9,756,112

		44,601,073

SERVICE - 12.7%
10,179,615	Acosta Holdco, Inc. Tranche B-2 Term Loan 4.25%, 09/26/2021	10,162,921
4,458,250	ADS Waste Holdings, Inc. Tranche B-2 Initial Term Loan 3.75%, 10/09/2019	4,410,882
13,958,738	Advantage Sales & Marketing, Inc. First Lien Term Loan 4.25%, 07/23/2021	13,915,117
3,840,000	Second Lien Term Loan 7.50%, 07/25/2022	3,870,394
5,317,708	AlixPartners, LLP First Lien Replacement Term Loan B-2 4.00%, 07/10/2020	5,303,589

See accompanying Notes to Financial Statements.	21

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

SERVICE (continued)
8,467,525	EnergySolutions LLC Term Loan 6.75%, 05/29/2020	8,516,933
5,500,000	First Data Corp. Dollar Term Loan 3.69%, 03/24/2018	5,488,697
1,000,000	Term Loan 3.69%, 09/24/2018	998,660
2,000,000	Term Loan 06/23/2022 (b)	1,992,500
7,735,294	Maxim Crane Works, LP Second Lien Term Loan 10.25%, 11/26/2018	7,783,640
8,291,886	ServiceMaster Co. (The) Initial Term Loan B 07/01/2021 (b)	8,304,862
10,659,689	Spin Holdco, Inc. First Lien Initial Term Loan B 4.25%, 11/14/2019	10,639,702
1,323,732	WASH Multifamily Laundry Systems, LLC First Lien Term Loan 4.25%, 05/14/2022	1,317,113
265,924	Second Lien Term Loan 8.00%, 05/14/2023	269,249
231,824	First Lien Term Loan 4.25%, 05/14/2022	230,665
46,576	Second Lien Term Loan 8.00%, 05/12/2023	47,158
1,381,154	Waste Industries USA, Inc. Initial Term Loan 4.25%, 02/27/2020	1,386,768
32,797,802	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 04/02/2020 (b)	15,913,165

		100,552,015

TRANSPORTATION - 0.7%
5,025,253	Dealer Tire LLC Initial Term Loan B 5.50%, 12/22/2021	5,079,173
26,954	JHT Holdings, Inc. Second Lien Term Loan 12.50%, 04/30/2016 (d)	26,954

		5,106,127

UTILITY - 5.4%
3,388,897	Entegra TC LLC Third Lien Term Loan 9.25%, 10/02/2020	3,346,535
2,500,000	Granite Acquisition, Inc. Second Lien Term Loan B 8.25%, 12/19/2022	2,558,338
1,275,641	Southeast PowerGen LLC Term Loan B 4.50%, 12/02/2021	1,284,417
13,000,000	Texas Competitive Electric Holdings Co. LLC Non-Extended Term Loan 4.67%, 10/10/2015	7,412,275
38,877,210	Extended Term Loan 4.67%, 10/10/2017	22,486,967

Principal Amount ($)		Value ($)

UTILITY (continued)
5,579,439	TPF II Power LLC Term Loan B 5.51%, 10/02/2021	5,635,234

		42,723,766

	Total U.S. Senior Loans (Cost $690,114,086)	552,217,536

Principal Amount

Foreign Denominated or Domiciled Senior Loans (a) - 10.3%

AUSTRALIA - 0.7%
USD
5,219,261	Aufinco Pty, Ltd. Term Loan B 4.00%, 05/29/2020	5,222,523

CANADA - 3.2%
USD
8,009,301	Husky Injection Molding Systems, Ltd. and Yukon Acquisition, Inc. New Term Loan 4.25%, 06/30/2021	7,982,630
5,156,910	Second Lien Term Loan 7.25%, 06/30/2022	5,111,787
1,997,914	Tervita Corp. Term Loan 6.25%, 05/15/2018	1,879,907
5,233,854	Valeant Pharmaceuticals International, Inc. Tranche B Term Loan E-1 3.50%, 08/05/2020	5,220,168
5,391,892	Tranche B Term Loan F-1 4.00%, 04/01/2022	5,391,595

		25,586,087

GERMANY - 0.0%
EUR
334,902	Schieder Mobel Holding GmbH Delayed Draw Term Loan (c)(d)	369,491

LUXEMBOURG - 2.7%
USD
2,859,996	Auris Luxembourg III S.a.r.l. Term Loan B 5.50%, 01/17/2022	2,865,359
4,761,905	Endo Luxembourg Finance Co. I S.a r.l. Term Loan B 06/11/2022 (b)	4,778,667
4,640,260	Evergreen Skills Lux S.a.r.l. First Lien Initial Term Loan 5.75%, 04/28/2021	4,521,353
9,031,605	Travelport Finance S.a.r.l. Initial Term Loan B 09/02/2021 (b)	9,064,661

		21,230,040

MARSHALL ISLANDS - 3.7%
USD
11,089,341	Drillships Financing Holding, Inc. Term Loan B-1 6.00%, 03/31/2021	9,102,464
15,507,813	Drillships Ocean Ventures, Inc. Term Loan B 5.50%, 07/25/2021	13,259,180
6,828,497	OSG International, Inc. Exit Term Loan B 5.75%, 08/05/2019	6,862,639

		29,224,283

22	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland Floating Rate Opportunities Fund

Principal Amount		Value ($)

Foreign Denominated or Domiciled Senior Loans (continued)

UNITED KINGDOM - 0.0%
GBP
1,072,932	Henson No. 4, Ltd. Term Loan Facility B (c)(d)	155,513
1,084,239	Term Loan Facility C (c)(d)	154,347

		309,860

	Total Foreign Denominated or Domiciled Senior Loans (Cost $87,793,110)	81,942,284

Principal Amount ($)

Collateralized Loan Obligations (e)(f) - 12.6%
750,000	Acis CLO, Ltd. Series 2014-4A, Class D 3.38%, 05/01/2026	683,438
3,000,000	Series 2014-3A, Class D 3.40%, 02/01/2026	2,771,250
2,000,000	Series 2014-5A, Class D 4.62%, 11/01/2026	1,970,000
2,000,000	Series 2014-4A, Class E 5.08%, 05/01/2026	1,740,000
3,000,000	Series 2013-1A, Class E 5.88%, 04/18/2024	2,803,875
1,000,000	Allegro CLO, Ltd. Series 2014-1A, Class C 4.41%, 01/21/2027	972,600
2,500,000	Series 2014-1A, Class E 7.01%, 01/21/2027	2,237,250
3,000,000	Anchorage Capital CLO, Ltd. Series 2014-5A, Class E 5.28%, 10/15/2026	2,722,500
1,000,000	Apidos CLO Series 2013-12A, Class F 5.18%, 04/15/2025	845,000
1,000,000	Apidos CLO XXI Series 2015-21A, Class E 6.73%, 07/18/2027	875,200
2,000,000	Arrowpoint CLO, Ltd. Series 2015-4A, Class E 7.17%, 04/18/2027	2,010,000
3,000,000	Carlyle High Yield Partners, Ltd. Series 2007-10A, Class E 3.49%, 04/19/2022	2,812,350
3,200,000	Catamaran CLO, Ltd. Series 2012-1A, Class E 5.50%, 12/20/2023	3,037,664
2,000,000	Cathedral Lake CLO, Ltd. Series 2015-2A, Class D 3.93%, 07/15/2027 (g)	1,900,000
1,000,000	Cent CDO, Ltd. Series 2007-14A, Class D 1.58%, 04/15/2021	904,380
2,000,000	CFIP CLO, Ltd. Series 2014-1A, Class E 5.03%, 04/13/2025	1,780,000
1,000,000	CIFC Funding, Ltd. Series 2014-4A, Class F 5.87%, 10/17/2026	845,000

Principal Amount ($)		Value ($)
922,179	Comstock Funding, Ltd. Series 2006-1A, Class D 4.53%, 05/30/2020	924,392
3,000,000	Eastland CLO, Ltd. Series 2007-1A, Class C 1.78%, 05/01/2022	2,677,500
1,500,000	Figueroa CLO, Ltd. Series 2014-1A, Class F 6.78%, 01/15/2027	1,331,565
3,000,000	Flagship CLO, Ltd. Series 2014-8A, Class D 3.98%, 01/16/2026	2,872,500
2,000,000	Series 2013-7A, Class E 5.03%, 01/20/2026	1,770,000
3,500,000	Series 2014-8A, Class E 5.48%, 01/16/2026	3,158,750
1,250,000	Greywolf CLO, Ltd. Series 2013-1A, Class E 5.33%, 04/15/2025	1,048,625
1,500,000	Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class E1 5.43%, 10/22/2025	1,308,750
1,500,000	Halcyon Loan Investors CLO, Inc. Series 2006-1A, Class D 3.78%, 11/20/2020	1,481,250
3,000,000	Harbourview CLO, Ltd. Series 7A, Class E 5.41%, 11/18/2026	2,715,000
1,004,938	Hewett’s Island CDO, Ltd. Series 2007-1RA, Class E 7.03%, 11/12/2019	996,396
3,000,000	KVK CLO, Ltd. Series 2015-1A, Class D 4.38%, 05/20/2027	2,865,000
5,000,000	Series 2015-1A, Class E 6.03%, 05/20/2027	4,500,000
2,000,000	Marea CLO, Ltd. Series 2012-1A, Class ER 6.04%, 10/15/2023 (g)	2,000,000
2,000,000	Marlborough Street CLO, Ltd. Series 2007-1A, Class E 3.93%, 04/18/2019	1,942,200
3,000,000	Newmark Capital Funding CLO, Ltd. Series 2013-1A, Class E 4.93%, 06/02/2025	2,700,000
1,525,000	OZLM XII, Ltd. Series 2015-12A, Class C 3.98%, 04/30/2027	1,493,737
1,000,000	Series 2015-12A, Class D 5.68%, 04/30/2027	918,400
1,150,000	Palmer Square CLO, Ltd. Series 2015-1A, Class C 3.68%, 05/21/2027	1,069,155
1,500,000	Series 2013-2A, Class D 5.62%, 10/17/2025	1,399,050
1,000,000	Saranac CLO, Ltd. Series 2014-3A, Class E 5.43%, 06/22/2025	888,750
1,800,000	Silver Spring CLO, Ltd. Series 2014-1A, Class F 5.47%, 10/15/2026	1,455,750

See accompanying Notes to Financial Statements.	23

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
2,500,000	Sound Harbor Loan Fund, Ltd. Series 2014-1A, Class C 5.04%, 10/30/2026	2,502,250
1,000,000	Series 2014-1A, Class D 7.28%, 10/30/2026	1,000,500
1,397,789	Stratford CLO, Ltd. Series 2007-1A, Class E 4.28%, 11/01/2021	1,276,356
5,000,000	THL Credit Wind River CLO, Ltd. Series 2014-2A, Class D 4.18%, 07/15/2026	4,870,000
2,500,000	Series 2014-3A, Class D 4.33%, 01/22/2027	2,450,000
5,500,000	Series 2014-2A, Class E 5.50%, 07/15/2026	5,065,500
3,000,000	West CLO, Ltd. Series 2014-2A, Class D 5.30%, 01/16/2027	2,718,000
2,000,000	Westchester CLO, Ltd. Series 2007-1A, Class C 1.33%, 08/01/2022	1,861,826
2,000,000	Series 2007-1A, Class D 2.65%, 08/01/2022	1,851,624
1,990,069	Series 2007-1A, Class E 4.58%, 08/01/2022	1,843,029
2,000,000	Zais CLO, Ltd. Series 2014-2A, Class D 5.73%, 07/25/2026	1,838,800

	Total Collateralized Loan Obligations (Cost $98,730,986)	99,705,162

Corporate Bonds & Notes - 8.1%

CHEMICALS - 1.7%
9,982,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	9,008,755
5,447,500	4.69%, 04/24/2022	4,548,663

		13,557,418

ENERGY - 0.4%
5,788,000	Arch Coal, Inc. 7.00%, 06/15/2019	868,200
2,000,000	SandRidge Energy, Inc. 8.75%, 06/01/2020 (e)(h)	1,822,500
3,000,000	Venoco, Inc. 8.88%, 02/15/2019	1,020,000

		3,710,700

GAMING & LEISURE - 0.5%
5,000,000	Caesars Entertainment Operating Co., Inc. (c)(d)	—
5,000,000	Caesars Entertainment Operating Co., Inc. (c)	3,950,000

		3,950,000

HEALTHCARE - 0.6%
5,750,000	Crimson Merger Sub, Inc. 6.63%, 05/15/2022 (e)	5,060,000

Principal Amount ($)		Value ($)

INFORMATION TECHNOLOGY - 0.5%
4,571,000	Avaya, Inc. 10.50%, 03/01/2021 (e)(h)	3,793,930

SERVICE - 1.2%
10,000,000	Cenveo Corp. 6.00%, 08/01/2019 (e)	9,450,000

TELECOMMUNICATIONS - 0.6%
6,565,000	iHeartCommunications, Inc., PIK 14.00%, 02/01/2021 (h)	4,685,769

UTILITY - 2.6%
3,706,099	Entegra TC LLC, PIK 10.00%, 10/03/2017 (e)	3,798,751
12,600,000	Ocean Rig UDW, Inc. 7.25%, 04/01/2019 (e)(h)	9,513,000
20,000,000	Texas Competitive Electric Holdings Co. LLC (c)	2,200,000
16,304,111	Texas Competitive Electric Holdings Co. LLC (c)(e)	4,900,000

		20,411,751

	Total Corporate Bonds & Notes (Cost $76,622,154)	64,619,568

Shares

Claims (d)(i) - 0.0%

TELECOMMUNICATIONS - 0.0%
3,414,269	Wind Telecomunicazione SpA Trade Claim Facility 3692	320,088

	Total Claims (Cost $1,805,566)	320,088

Common Stocks - 11.7%

BROADCASTING - 0.1%
351,162	Communications Corp. of America (d)(j)	463,534

CONSUMER DISCRETIONARY - 0.5%
103,183	American Airlines Group, Inc. (h)	4,120,613

ENERGY - 0.2%
1,118,286	Value Creation, Inc. (j)	1,677,429

GAMING & LEISURE - 0.0%
44	LLV Holdco LLC - Litigation Trust Units (d)(j)(k)	—
34,512	LLV Holdco LLC - Series A, Membership Interest (d)(j)(k)	—
436	LLV Holdco LLC - Series B, Membership Interest (d)(j)(k)	—

		—

HEALTHCARE - 0.0%
207,031	CCS Medical, Inc. (d)(j)(k)	86,953

HOUSING - 0.6%
1,648,350	CCD Equity Partners LLC (d)(j)	5,192,303
70,480	Las Vegas Land Holdings LLC (d)(j)	4,405

24	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland Floating Rate Opportunities Fund

Shares		Value ($)

Common Stocks (continued)

HOUSING (continued)
8	Nevada Land Group LLC (d)(j)(k)	—

		5,196,708

MEDIA & TELECOMMUNICATIONS - 9.9%
4,921	Endurance Business Media, Inc., Class A (d)(j)	—
2,346,784	Media General, Inc. (h)(j)	38,768,872
501,736	Metro-Goldwyn-Mayer, Inc., Class A (j)(l)	39,775,122

		78,543,994

REAL ESTATE - 0.0%
733,863	Allenby (d)(j)(k)	—
2,254,761	Claymore (d)(j)(k)	—

		—

TRANSPORTATION - 0.0%
2,023	JHT Holdings, Inc. (d)(j)	8,540

UTILITY - 0.4%
10,378	Entegra TC LLC, Class A (j)	2,931,785
286,159	Entegra TC LLC, Class B (j)	4,292

		2,936,077

	Total Common Stocks (Cost $333,270,614)	93,033,848

Units

Warrants (d)(j) - 0.0%

GAMING & LEISURE - 0.0%
1,834	LLV Holdco LLC - Series C, Membership Interest, expires 07/15/15	—
2,522	LLV Holdco LLC - Series D, Membership Interest, expires 07/15/15	—
2,819	LLV Holdco LLC - Series E, Membership Interest, expires 07/15/15	—
3,172	LLV Holdco LLC - Series F, Membership Interest, expires 07/15/15	—
3,594	LLV Holdco LLC - Series G, Membership Interest, expires 07/15/15	—

		—

	Total Warrants (Cost $—)	—

Shares

Registered Investment Companies (m) - 7.0%
55,159,566	State Street Navigator Prime Securities Lending Portfolio	55,159,566

	Total Registered Investment Companies (Cost $55,159,566)	55,159,566

Total Investments - 119.3%		946,998,052

(Cost $1,343,496,082)

Securities Sold Short (n) - (2.0)%

Principal Amount		Value ($)

Foreign Corporate Bonds (e) - (0.5)%

CAYMAN ISLANDS – (0.5)%
USD
4,000,000	Seagate HDD Cayman 4.88%, 06/01/2027	(3,896,924)

	Total Foreign Corporate Bonds (Proceeds $3,857,420)	(3,896,924)

Principal Amount ($)

Corporate Bonds (e) - (0.6)%

ENERGY - (0.6)%
5,000,000	Halcon Resources Corp.	(4,956,250)

	Total Corporate Bonds (Proceeds $4,975,651)	(4,956,250)

Shares

Common Stocks - (0.9)%

ENERGY - (0.4)%
185,000	Gray Television, Inc. (o)	(2,900,800)

MEDIA & TELECOMMUNICATIONS - (0.5)%
155,000	Sinclair Broadcast Group, Inc., Class A	(4,326,050)

	Total Common Stocks (Proceeds $7,363,835)	(7,226,850)

	Total Securities Sold Short (Proceeds $16,196,906)	(16,080,024)

Other Assets & Liabilities, Net - (17.3)%		(137,101,589)

Net Assets - 100.0%		793,816,439

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2015. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	The issuer is, or is in danger of being, in default of its payment obligation. Income is not being accrued.
(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $38,964,861, or 4.9% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2015.

See accompanying Notes to Financial Statements.	25

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland Floating Rate Opportunities Fund

(e)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2015, these securities amounted to $129,190,169 or 16.3% of net assets.
(f)	Variable or floating rate security. The interest rate shown reflects the rate in effect June 30, 2015.
(g)	Security purchased on a when-issued basis. As of June 30, 2015, assets with a total aggregate market value of $3,900,000, or 0.5% of net assets, were purchased on a when-issued basis.
(h)	Securities (or a portion of securities) on loan. As of June 30, 2015, the market value of securities loaned was $54,667,089. The loaned securities were secured with cash collateral of $55,159,566. Collateral is calculated based on prior day’s prices. See Note 4.
(i)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(j)	Non-income producing security.
(k)	Affiliated issuer. Assets with a total aggregate market value of $86,953, or 0.01% of net assets, were affiliated with the Fund as of June 30, 2015.
(l)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees.
(m)	Represents investments of cash collateral received in connection with securities lending.
(n)	As of June 30, 2015, $35,273,796 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(o)	No dividend payable on security sold short.

Currency Abbreviations:
EUR	Euro Currency
GBP	British Pound
USD	United States Dollar

Glossary:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
PIK	Payment-in-Kind

Foreign Denominated or Domiciled Senior Loans and Foreign Corporate Bonds & Notes Industry Concentration Table: (% of Net Assets)
Energy	4.3%
Healthcare	2.3%
Manufacturing	1.6%
Retail	1.2%
Media & Telecommunications	0.7%
Service	0.2%
Consumer Durables	0.0	%(1)
Information Technology	(0.5%)

Total	9.8%

(1)	Less than 0.5%.

26	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2015	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 39.8%

ENERGY - 6.6%
2,000,000	Chief Exploration & Development LLC Second Lien Term Loan 05/12/2021 (b)	1,894,000
5,024,889	Fieldwood Energy LLC Second Lien Term Loan 8.38%, 09/30/2020	3,871,526

		5,765,526

FINANCIAL - 3.6%
3,144,944	Ocwen Loan Servicing Initial Term Loan 02/15/2018 (b)	3,141,579

HEALTHCARE - 2.5%
2,220,000	Surgery Center Holdings, Inc. Second Lien Term Loan 8.50%, 11/03/2021	2,220,000

INFORMATION TECHNOLOGY - 4.6%
3,989,975	Scientific Games International, Inc. Term Loan B-2 10/01/2021 (b)	3,992,987

MEDIA & TELECOMMUNICATIONS - 1.9%
997,442	Getty Images, Inc. Initial Term Loan 10/18/2019 (b)	741,723
1,000,000	iHeartCommunications, Inc. Tranche D Term Loan 6.94%, 01/30/2019	926,480

		1,668,203

RETAIL - 2.2%
2,000,000	Toys ‘R’ Us-Delaware, Inc. Term Loan B-4 04/24/2020 (b)	1,880,000

SERVICE - 3.1%
5,503,307	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 4.00%, 04/02/2020	2,670,149

TELECOMMUNICATIONS - 0.7%
605,297	TerreStar Corp. Term Loan A 5.50%, 02/27/2020 (c)	602,271

UTILITY - 14.6%
3,037,045	Entegra TC LLC Third Lien Term Loan 9.25%, 10/02/2020	2,999,082
15,190,310	Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.67%, 10/10/2017	8,786,228
876,126	TPF II Power LLC Term Loan B 10/02/2021 (b)	884,887

		12,670,197

	Total U.S. Senior Loans (Cost $37,288,676)	34,610,912

Principal Amount		Value ($)

Foreign Denominated or Domiciled Senior Loans (a) - 16.7%

LUXEMBOURG - 9.6%
USD
494,956	Travelport Finance S.a.r.l. Initial Term Loan B 09/02/2021 (b)	496,768
3,990,000	Auris Luxembourg III S.a.r.l. Term Loan B 01/17/2022 (b)	3,997,481
2,992,462	Evergreen Skills Lux S.a.r.l. First Lien Initial Term Loan 04/28/2021 (b)	2,915,780
1,000,000	Second Lien Initial Term Loan 04/28/2022 (b)	938,335

		8,348,364

MARSHALL ISLANDS - 7.1%
USD
1,374,583	Drillships Financing Holding, Inc. Term Loan B-1 6.00%, 03/31/2021	1,128,299
4,982,393	OSG International, Inc. Exit Term Loan B 5.75%, 08/05/2019	5,007,305

		6,135,604

	Total Foreign Denominated or Domiciled Senior Loans (Cost $14,597,695)	14,483,968

Principal Amount ($)

Collateralized Loan Obligations (d)(e) - 15.3%
1,500,000	A Voce CLO, Ltd. Series 2014-1A, Class D 5.08%, 07/15/2026	1,333,200
500,000	Avery Point VI CLO, Ltd. Series 2015-6A, Class F 7.18%, 08/05/2027	442,500
1,750,000	Betony CLO, Ltd. Series 2015-1A, Class E 5.62%, 04/15/2027	1,588,125
1,000,000	Highland Park CDO, Ltd. Series 2006-1A, Class A2 0.66%, 11/25/2051	670,000
1,600,000	KVK CLO, Ltd. Series 2015-1A, Class E 6.03%, 05/20/2027	1,440,000
2,500,000	Limerock CLO II, Ltd. Series 2014-2A, Class E 4.78%, 04/18/2026	2,226,165
1,000,000	Marea CLO, Ltd. Series 2012-1A, Class ER 6.04%, 10/15/2023	1,000,000
1,000,000	Race Point VIII CLO, Ltd. Series 2013-8A, Class E 5.13%, 02/20/2025	934,300

See accompanying Notes to Financial Statements.	27

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
2,000,000	Saranac CLO, Ltd. Series 2014-3A, Class E 5.43%, 06/22/2025	1,777,500
1,990,069	Westchester CLO, Ltd. Series 2007-1A, Class E 4.58%, 08/01/2022	1,843,029

	Total Collateralized Loan Obligations (Cost $13,120,381)	13,254,819

Corporate Bonds & Notes - 21.7%

CHEMICALS - 6.3%
6,500,000	Momentive Performance Materials, Inc. 4.69%, 04/24/2022	5,427,500

ENERGY - 1.7%
293,000	American Energy-Permian Basin LLC 7.13%, 11/01/2020 (d)	200,705
546,464	7.38%, 11/01/2021 (d)	373,989
1,120,000	Linn Energy LLC 6.25%, 11/01/2019 (f)	882,000

		1,456,694

HEALTHCARE EQUIPMENT & SERVICES - 1.0%
1,000,000	Crimson Merger Sub, Inc. 6.63%, 05/15/2022 (d)	880,000

SOFTWARE & SERVICES - 0.9%
833,000	Scientific Games International, Inc. 10.00%, 12/01/2022	801,763

TELECOMMUNICATION SERVICES - 3.3%
4,020,000	iHeartCommunications, Inc., PIK 14.00%, 02/01/2021 (f)	2,869,275

UTILITIES - 8.5%
6,499,000	Ocean Rig UDW, Inc. 7.25%, 04/01/2019 (d)(f)	4,906,745
467,000	Texas Competitive Electric Holdings Co. LLC 10.50%, 11/01/2016	51,370
3,506,000	10.25%, 11/01/2015	385,660
3,000,000	Texas Competitive Electric Holdings Co. LLC (g)	352,500
15,307,000	Texas Competitive Electric Holdings Co. LLC (g)	1,683,770

		7,380,045

	Total Corporate Bonds & Notes (Cost $21,646,310)	18,815,277

Foreign Corporate Bonds & Notes - 0.0%

Netherlands
USD
220,069	Celtic Pharma Phinco BV, PIK (d) (g)	2,201
97,918	Celtic Pharma Phinco BV, PIK (c) (g)	—

	Total Foreign Corporate Bonds & Notes (Cost $212,561)	2,201

Principal Amount ($)		Value ($)

Sovereign Bonds (g) - 7.8%

SOVEREIGN BONDS - 7.8%
6,984,260	Argentine Republic Government International Bond	6,730,020

	Total Sovereign Bonds (Cost $6,401,626)	6,730,020

Shares

Common Stocks - 15.8%

COMMERCIAL & PROFESSIONAL SERVICES - 3.1%
90,492	MPM Holdings, Inc. (h)	2,669,514
24,889	Pendrell Corp. (f)(h)	34,098

		2,703,612

ENERGY - 3.4%
356,285	Overseas Shipholding Group, Inc., Class A (h)	1,202,462
8,750	SemGroup Corp., Class A (f)	695,450
7,050	Targa Resources Corp.	629,001
7,150	Williams Cos., Inc. (The)	410,339

		2,937,252

MATERIALS - 2.6%
6,632	Euramax International, Inc. (c)	2,302,226

MEDIA - 0.6%
6,363	Metro-Goldwyn-Mayer, Inc., Class A (i)	504,427

SOFTWARE & SERVICES - 1.1%
22,175	Microsoft Corp.	979,026

TECHNOLOGY HARDWARE & EQUIPMENT - 1.1%
48,447	Corning, Inc. (f)	955,859

TELECOMMUNICATION SERVICES - 1.8%
5,082	TerreStar Corporation (c)	1,544,267

UTILITIES - 2.1%
3,322	Entegra TC LLC, Class A	938,465
38,625	NRG Energy, Inc. (f)	883,740

		1,822,205

	Total Common Stocks (Cost $12,846,551)	13,748,874

Preferred Stocks (d) - 1.6%

FINANCIAL - 1.6%
1,500	Grayson CLO, Ltd.	785,250
1,000	Westchester CLO, Ltd.	597,878

		1,383,128

	Total Preferred Stocks (Cost $1,443,577)	1,383,128

Master Limited Partnerships - 2.3%

ENERGY - 2.3%
10,850	Energy Transfer Equity LP	696,244
21,500	Enterprise Products Partners LP	642,635
43,500	Boardwalk Pipeline Partners LP	631,620

		1,970,499

28	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland Opportunistic Credit Fund

Shares		Value ($)

Master Limited Partnerships (continued)

HEALTHCARE EQUIPMENT & SERVICES - 0.0%
141,000	Genesys Ventures IA, LP (c)	14,608

	Total Master Limited Partnerships (Cost $2,120,525)	1,985,107

Units

Warrants - 0.6%

ENERGY - 0.6%
180,000	Kinder Morgan, Inc., expires 05/25/2017	486,000

	Total Warrants (Cost $695,412)	486,000

Shares

Registered Investment Companies (j) - 12.2%
10,611,275	State Street Navigator Prime Securities Lending Portfolio	10,611,275

	Total Registered Investment Companies (Cost $10,611,275)	10,611,275

Total Investments - 133.8%		116,111,581

(Cost $120,984,589)
Other Assets & Liabilities, Net - (33.8)%		(29,328,925)

Net Assets - 100.0%		86,782,656

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2015. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $4,465,573, or 5.2% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2015.
(d)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2015, these securities amounted to $21,001,587 or 24.2% of net assets.
(e)	Variable or floating rate security. The interest rate shown reflects the rate in effect June 30, 2015.

(f)	Securities (or a portion of securities) on loan. As of June 30, 2015, the market value of securities loaned was $12,827,613. The loaned securities were secured with cash and securities collateral of $13,346,275. Collateral is calculated based on prior day’s prices. See Note 4.
(g)	The issuer is, or is in danger of being, in default of its payment obligation. Income is not being accrued.
(h)	Non-income producing security.
(i)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees.
(j)	Represents investments of cash collateral received in connection with securities lending.

Currency Abbreviations

USD	United States Dollar

Glossary:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
PIK	Payment-in-Kind

Foreign Denominated or Domiciled Senior Loans and Foreign Corporate Bonds & Notes Industry Concentration Table: (% of Net Assets)
Energy	10.4%
Healthcare	4.6%
Information Technology	1.1%
Retail	0.6%

Total	16.7%

See accompanying Notes to Financial Statements.	29

STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 2015	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Floating Rate Opportunities Fund ($)	Highland Opportunistic Credit Fund ($)
Assets
Unaffiliated investments, at value(a)	762,857,172	755,608,407	946,911,099	116,111,581
Affiliated investments, at value (Note 11)	—	2,524,561	86,953	—

Total Investments, at value	762,857,172	758,132,968	946,998,052	116,111,581
Cash	122,825,929	76,701,535	—	1,488,453
Restricted Cash — Futures (Note 3)	736,000	—	—	—
Restricted Cash — Securities Sold Short (Note 2)	200,514,947	118,940,605	35,273,796	1,037,630
Restricted Cash — Written Options (Note 3)	13,870,000	—	—	—
Receivable for:
Investments sold	51,506,277	54,978,150	32,308,289	5,524,155
Dividends and interest	683,751	278,334	6,985,758	1,164,065
Investment advisory and administration fees (Note 7)	—	—	—	29,310
Fund shares sold	2,429,889	11,710,177	2,888,611	—
Prepaid expenses and other assets	53,269	159,277	362,238	16,908

Total assets	1,155,477,234	1,020,901,046	1,024,816,744	125,372,102

Liabilities
Due to custodian	—	—	1,284,001	—
Notes payable (Note 6)	—	—	51,500,000	—
Securities sold short, at value (Notes 2 and 9)	237,825,459	183,177,582	16,080,024	—
Written options contracts, at value (Note 3)	134,250	221,880	—	—

Payable for:
Upon receipt of securities loaned (Note 4)	18,499,768	66,935,721	55,159,566	10,611,275
Distributions to shareholders	289,968	178,835	377,931	20,599
Investments purchased	39,465,260	49,620,559	102,249,713	27,788,305
Fund shares redeemed	961,410	2,305,056	3,474,043	135,715
Variation margin	33,967	—	—	—
Investment advisory and administration fees (Note 7)	832,504	682,123	93,672	—
Trustees’ fees	27,814	11,358	28,532	1,146
Distribution and shareholder service fees (Note 7)	4,551	8,005	18,233	157
Transfer agent fees	299,532	110,582	205,107	1,699
Commitment fee payable (Note 6)	12,508	6,407	203,318	778
Accrued expenses and other liabilities	388,444	164,604	326,165	29,772

Total liabilities	298,775,435	303,422,712	231,000,305	38,589,446

Net Assets	856,701,799	717,478,334	793,816,439	86,782,656

Unaffiliated investments, at cost	730,621,215	733,957,815	1,077,409,355	120,984,589
Affiliated investments, at cost (Note 11)	—	2,836,585	266,086,727	—
Proceeds from securities sold short	243,249,832	178,266,957	16,196,906	—
Written option premiums received	675,857	2,199,918	—	—
(a) Includes market value of securities on loan:	18,092,349	67,670,953	54,667,089	12,827,613

30	See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of June 30, 2015	Highland Funds I

	Highland Long/Short Equity Fund ($)		Highland Long/Short Healthcare Fund ($)		Highland Floating Rate Opportunities Fund ($)		Highland Opportunistic Credit Fund ($)
Net Assets Consist of:
Par value (Note 1)	69,969		43,735		101,384		16,377
Paid-in capital	793,716,600		685,896,367		2,068,905,330		95,152,983
Accumulated net investment loss	—		(60,311)		(20,491,619)		(245,649)
Accumulated net realized gain (loss) from investments, securities sold short, written options contracts, futures contracts and foreign currency related transactions	24,457,964		13,192,642		(858,317,508)		(3,266,047)
Net unrealized appreciation (depreciation) on investments, securities sold short, written options contracts, futures contracts and foreign currency related translations	38,457,266		18,405,901		(396,381,148)		(4,875,008)

Net Assets	856,701,799		717,478,334		793,816,439		86,782,656

Class A:
Net assets	76,812,373		179,486,035		201,433,277		7,729,354
Shares outstanding ($0.001 par value; unlimited shares authorized)	6,413,575		11,065,219		25,714,932		1,457,454

Net asset value per share	11.98	(a)	16.22	(a)	7.83	(a)	5.30	(a)

Max offering price per share	12.68	(b)	17.16	(b)	8.11	(b)	5.49	(b)

Class C:
Net assets	55,639,329		83,970,816		308,710,105		160,124
Shares outstanding ($0.001 par value; unlimited shares authorized)	4,914,992		5,423,098		39,424,364		30,213

Net asset value and offering price per share	11.32	(a)	15.48	(a)	7.83	(a)	5.30	(a)

Class Z
Net assets	724,250,097		454,021,483		283,673,057		78,893,178
Shares outstanding ($0.001 par value; unlimited authorization)	58,640,312		27,246,384		36,244,384		14,889,753

Net asset value, offering and redemption price per share	12.35		16.66		7.83		5.30

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	31

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2015	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Floating Rate Opportunities Fund ($)	Highland Opportunistic Credit Fund ($)
Investment Income
Income:
Dividends from unaffiliated issuers	6,405,210	1,651,501	51,273	158,936
Dividends from affiliated issuers (Note 11)	429,727	—	404,076	—
Less: Foreign taxes withheld	(4,022)	—	—	—
Securities lending income (Note 4)	188,835	385,652	170,520	56,184
Interest from unaffiliated issuers	—	155,745	49,568,271	2,549,290
Other income	9,795	—	209,253	—

Total Income	7,029,545	2,192,898	50,403,393	2,764,410

Expenses:
Investment advisory (Note 7)	20,684,901	4,520,807	6,001,605	483,699
Administration fees (Note 7)	1,838,658	904,162	1,848,193	—
Distribution and shareholder service fees: (Note 7)
Class A	428,323	543,105	916,710	17,679
Class C	542,161	587,748	2,874,887	826
Transfer agent fees	1,108,914	413,050	935,077	5,418
Trustees’ fees (Note 7)	115,083	54,388	111,283	4,325
Accounting services fees	252,844	125,271	281,476	29,170
Audit fees	160,121	82,429	180,107	45,770
Legal fees (Note 7)	271,614	180,588	(1,863,222)	283,939
Registration fees	79,389	64,249	90,853	42,268
Insurance	165,544	45,343	172,030	3,671
Reports to shareholders	167,884	68,945	180,546	33,870
Interest expense (Note 6)	491,097	—	157,092	727
Commitment fees-credit agreement (Note 6)	36,073	18,205	90,167	1,927
Dividends and fees on securities sold short (Note 2)	4,896,449	3,966,109	445,260	—
Other	32,523	19,556	603,425	8,785

Total operating expenses before waiver and reimbursement	31,271,578	11,593,955	13,025,489	962,074
Expenses (waived or borne)/recouped by the Adviser (Note 7)	(11,491,612)	—	132,612	(501,010)

Net operating expenses	19,779,966	11,593,955	13,158,101	461,064

Net investment income (loss)	(12,750,421)	(9,401,057)	37,245,292	2,303,346

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	77,427,994	91,632,897	(376,320)	175,761
Investments from affiliated issuers (Note 11)	(1,367,486)	—	(645,417)	—
Securities sold short (Note 2)	(17,894,032)	(42,908,504)	420,971	—
Written options contracts (Note 3)	4,831,360	(678,436)	—	—
Futures contracts (Note 3)	(895,433)	—	—	—
Foreign currency related transactions	240,873	(17,391)	(102,729)	25,860
Change in unrealized appreciation (depreciation) on:
Investments	(33,855,698)	12,859,533	(51,942,128)	(4,979,055)
Securities sold short (Note 2)	6,728,148	(1,353,392)	5,619,177	—
Written options (Note 3)	607,706	1,978,038	—	—
Futures contracts (Note 3)	270,207	—	—	—
Foreign currency related translations	(434,184)	1,318	163,603	(2,000)

Net realized and unrealized gain (loss) on investments	35,659,455	61,514,063	(46,862,843)	(4,779,434)

Total increase (decrease) in net assets resulting from operations	22,909,034	52,113,006	(9,617,551)	(2,476,088)

32	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2015 ($)	Year Ended June 30, 2014 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	(12,750,421)	(15,200,622)
Net realized gain (loss) on investments, securities sold short, written options contracts, futures contracts and foreign currency related transactions	62,343,276	115,432,967
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options contracts, futures contracts and foreign currency related translations	(26,683,821)	37,732,159

Net increase (decrease) from operations	22,909,034	137,964,504

Distributions to shareholders from:
Net Investment Income
Class A	—	—
Class C	—	—
Class Z	—	—
Net realized gains
Class A	(5,853,187)	(12,186,421)
Class C	(2,248,689)	(3,835,029)
Class Z	(29,585,095)	(57,915,273)
Return of Capital
Class A	—	—
Class C	—	—
Class Z	—	—

Total distributions	(37,686,971)	(73,936,723)

Share transactions:
Proceeds from sale of shares
Class A	31,667,469	112,583,840
Class C	15,255,722	18,316,378
Class Z	253,530,788	338,297,967
Value of distributions reinvested
Class A	5,528,013	10,380,104
Class C	1,652,664	2,516,828
Class Z	25,625,493	35,127,021
Cost of shares redeemed
Class A	(151,059,357)	(79,133,710)
Class C	(15,641,639)	(13,676,281)
Class Z	(313,132,817)	(350,389,141)
Redemption fees (Note 8)	—	21,571

Net increase (decrease) from shares transactions	(146,573,664)	74,044,577

Total increase (decrease) in net assets	(161,351,601)	138,072,358

Net Assets
Beginning of period	1,018,053,400	879,981,042

End of period	856,701,799	1,018,053,400

Accumulated net investment income (loss)	—	—

See accompanying Notes to Financial Statements.	33

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	2,610,442	9,232,371
Issued for distribution reinvested	476,142	863,568
Shares redeemed	(12,732,161)	(6,469,617)

Net increase (decrease) in fund shares	(9,645,577)	3,626,322

Class C:
Shares sold	1,332,805	1,561,085
Issued for distribution reinvested	149,970	218,855
Shares redeemed	(1,371,263)	(1,171,234)

Net increase (decrease) in fund shares	111,512	608,706

Class Z
Shares sold	20,571,637	27,127,011
Issued for distribution reinvested	2,144,393	2,851,219
Shares redeemed	(25,376,396)	(28,330,516)

Net increase (decrease) in fund shares	(2,660,366)	1,647,714

34	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2015 ($)	Year Ended June 30, 2014 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	(9,401,057)	(2,270,555)
Net realized gain (loss) on investments, securities sold short, written options contracts, futures contracts and foreign currency related transactions	48,028,566	13,593,431
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options contracts, futures contracts and foreign currency related translations	13,485,497	1,228,084

Net increase (decrease) from operations	52,113,006	12,550,960

Distributions to shareholders from:
Net Investment Income
Class A	—	—
Class C	—	—
Class Z	—	—
Net realized gains
Class A	(6,673,843)	—
Class C	(2,470,677)	—
Class Z	(6,599,458)	—
Return of Capital
Class A	—	—
Class C	—	—
Class Z	—	—

Total distributions	(15,743,978)	—

Share transactions:
Proceeds from sale of shares
Class A	176,502,361	152,823,930
Class C	43,110,193	43,579,767
Class Z	425,849,305	124,408,137
Value of distributions reinvested
Class A	6,350,239	—
Class B	—	—
Class C	2,424,087	—
Class Z	5,013,629	—
Cost of shares redeemed
Class A	(164,537,738)	(16,159,617)
Class C	(13,665,110)	(3,407,549)
Class Z	(114,138,271)	(30,508,480)
Redemption fees (Note 8)	—	61

Net increase (decrease) from shares transactions	366,908,695	270,736,249

Total increase (decrease) in net assets	403,277,723	283,287,209

Net Assets
Beginning of period	314,200,611	30,913,402

End of period	717,478,334	314,200,611

Accumulated net investment income (loss)	(60,311)	(68,009)

See accompanying Notes to Financial Statements.	35

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	11,393,294	10,233,441
Issued for distribution reinvested	441,909	—
Shares redeemed	(10,943,902)	(1,116,162)

Net increase (decrease) in fund shares	891,301	9,117,279

Class C:
Shares sold	2,866,647	3,043,907
Issued for distribution reinvested	176,169	—
Shares redeemed	(926,880)	(248,148)

Net increase (decrease) in fund shares	2,115,936	2,795,759

Class Z
Shares sold	26,829,513	8,129,433
Issued for distribution reinvested	340,369	—
Shares redeemed	(7,251,195)	(2,030,993)

Net increase (decrease) in fund shares	19,918,687	6,098,440

36	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Floating Rate Opportunities Fund

	Year Ended June 30, 2015 ($)	Year Ended June 30, 2014 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	37,245,292	47,903,300
Net realized gain (loss) on investments, securities sold short, written options contracts, futures contracts and foreign currency related transactions	(703,495)	(36,701,259)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options contracts, futures contracts and foreign currency related translations	(46,159,348)	97,298,500

Net increase (decrease) from operations	(9,617,551)	108,500,541

Distributions to shareholders from:
Net Investment Income
Class A	(10,838,285)	(18,065,529)
Class B	—	(2,415)
Class C	(12,602,357)	(13,328,132)
Class Z	(13,964,486)	(15,535,846)
Net realized gains
Class A	—	—
Class C	—	—
Class Z	—	—
Return of Capital
Class A	—	(365,756)
Class B	—	(49)
Class C	—	(269,842)
Class Z	—	(314,539)

Total distributions	(37,405,128)	(47,882,108)

Share transactions:
Proceeds from sale of shares
Class A	55,690,350	509,464,575
Class B	—	12
Class C	28,999,816	94,373,111
Class Z	235,401,939	615,416,559
Value of distributions reinvested
Class A	9,259,312	13,076,836
Class B	—	2,003
Class C	10,317,472	9,627,828
Class Z	12,990,466	13,763,338
Cost of shares redeemed
Class A	(191,688,891)	(451,123,176)
Class B	—	(163,193)
Class C	(94,967,897)	(70,464,497)
Class Z	(289,002,440)	(477,102,819)
Redemption fees (Note 8)	—	99,885

Net increase (decrease) from shares transactions	(222,999,873)	256,970,462

Total increase (decrease) in net assets	(270,022,552)	317,588,895

Net Assets
Beginning of period	1,063,838,991	746,250,096

End of period	793,816,439	1,063,838,991

Accumulated net investment income (loss)	(20,491,619)	(21,982,316)

See accompanying Notes to Financial Statements.	37

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Floating Rate Opportunities Fund

	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	6,989,859	63,869,482
Issued for distribution reinvested	1,170,286	1,625,770
Shares redeemed	(24,246,789)	(55,915,261)

Net increase (decrease) in fund shares	(16,086,644)	9,579,991

Class B:
Shares sold	—	2
Issued for distribution reinvested	—	253
Shares redeemed	—	(20,194)

Net increase (decrease) in fund shares	—	(19,939)

Class C:
Shares sold	3,655,118	11,867,488
Issued for distribution reinvested	1,306,488	1,197,879
Shares redeemed	(12,007,722)	(8,773,343)

Net increase (decrease) in fund shares	(7,046,116)	4,292,024

Class Z
Shares sold	29,662,556	76,720,805
Issued for distribution reinvested	1,645,504	1,711,761
Shares redeemed	(36,566,001)	(58,929,130)

Net increase (decrease) in fund shares	(5,257,941)	19,503,436

38	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Opportunistic Credit Fund

	Year Ended June 30, 2015 ($)	Six Months Ended June 30, 2014(a) ($)	Year Ended December 31, 2013 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	2,303,346	(18,274)	6,637
Net realized gain (loss) on investments, securities sold short, written options contracts, futures contracts and foreign currency related transactions	201,621	47,956	33,960
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options contracts, futures contracts and foreign currency related translations	(4,981,055)	44,717	169,623

Net increase (decrease) from operations	(2,476,088)	74,399	210,220

Distributions to shareholders from:
Net Investment Income
Class A	(247,809)	—	—
Class C	(4,360)	—	—
Class Z	(2,306,100)	—	—
Net realized gains
Class A	—	—	—
Class C	—	—	—
Class Z	—	—	—
Return of Capital
Class A	—	—	—
Class C	—	—	—
Class Z	—	—	—

Total distributions	(2,558,269)	—	—

Share transactions:
Proceeds from sale of shares
Class A	12,842,765	—	—
Class C	195,108	—	—
Class Z	75,900,453	—	—
Common Shares (Note 13)	—	1,831,274	—
Value of distributions reinvested
Class A	239,562	—	—
Class C	4,285	—	—
Class Z	2,169,391	—	—
Cost of shares redeemed
Class A	(4,796,353)	—	—
Class C	(25,316)	—	—
Class Z	(9,016,402)	—	—
Reorganization (Note 13)
Class A	—	—	—
Class C	—	—	—
Class Z	11,582,156	—	—
Redemption fees (Note 8)	—	—	—

Net increase (decrease) from shares transactions	89,095,649	1,831,274	—

Total increase (decrease) in net assets	84,061,292	1,905,673	210,220

Net Assets
Beginning of period	2,721,364	815,691	605,471

End of period	86,782,656	2,721,364	815,691

Accumulated net investment income (loss)	(245,649)	(17,028)	5,850

(a)	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30.

See accompanying Notes to Financial Statements.	39

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Opportunistic Credit Fund

	Year Ended June 30, 2015	Six Months Ended June 30, 2014(a)	Year Ended December 31, 2013
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	2,294,798	—	—
Issued for distribution reinvested	44,057	—	—
Shares redeemed	(881,401)	—	—

Net increase (decrease) in fund shares	1,457,454	—	—

Class C:
Shares sold	34,063	—	—
Issued for distribution reinvested	788	—	—
Shares redeemed	(4,638)	—	—

Net increase (decrease) in fund shares	30,213	—	—

Class Z
Shares sold	15,699,757	—	—
Issued for distribution reinvested	399,849	—	—
Shares redeemed	(1,648,031)	—	—
Subscriptions from Reorganization (Note 13)	438,178	—	—

Net increase (decrease) in fund shares	14,889,753	—	—

Common Shares (Note 13)
Shares sold	—	303,191	—

Net increase in fund shares	—	303,191	—

(a)	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30.

40	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2015	Highland Long/Short Equity Fund

($)
Cash Flows Provided by Operating Activities
Net increase in net assets from operations	22,909,034

Adjustments to Reconcile Net Investment Loss to Net Cash Provided by Operating Activities
Purchases of investment securities from unaffiliated issuers	(3,268,301,346)
Proceeds from disposition investment securities from unaffiliated issuers	3,385,704,286
Purchases of investment securities from affiliated issuers	(10,429,728)
Proceeds from disposition investment securities from affiliated issuers	9,062,242
Purchases of securities sold short	(2,515,050,071)
Proceeds from securities sold short	2,489,028,020
Purchases of purchased options	(31,450,579)
Proceeds from the disposition of purchased options	22,870,780
Net premium received on open written options	4,885,816
Net realized gain on investments from unaffiliated issuers	(76,918,248)
Net realized loss on investments from affiliated issuers	1,367,486
Net realized loss on securities sold short	17,894,032
Net realized gain on written options contracts	(4,831,360)
Net realized gain on foreign currency related transactions	(240,873)
Net change in unrealized depreciation on investments, securities sold short, written options contracts and foreign currency related translations	26,954,028
Net change in short-term investments	50,443,697
Increase in restricted cash	(96,808,015)
Decrease in receivable for investments sold	44,657,267
Increase in dividends and interest receivable	(13,237)
Decrease in receivable for swap payments	616
Decrease in receivable for fund shares sold	366,401
Decrease in prepaid expenses and other assets	5,460
Increase in payable for variation margin	33,967
Increase in payable for investments purchased	11,268,218
Increase in payable for fund shares redeemed	57,963
Increase in payable for distributions	221,719
Decrease in payables to related parties	(164,906)
Decrease in payable upon receipt of securities on loan	(50,443,697)
Decrease in payable for distribution and shareholder service fees	(22,584)
Increase in payable for commitment fees	8,989
Increase in payable for transfer agent fees	194,355
Decrease in payable for swap payments	(3,588,390)
Decrease in accrued expenses and other liabilities	(176,423)

Net cash flow provided by operating activities	29,494,919

Cash Flows Provided by Financing Activities
Proceeds from shares sold	300,453,979
Payment of shares redeemed	(479,833,813)
Distributions paid in cash	(4,880,801)

Net cash flow used in financing activities	(184,260,635)

Effect of exchange rate changes on cash	(193,311)

Net decrease in cash	(154,959,027)

Cash
Beginning of the year	277,784,956

End of the year	122,825,929

Supplemental disclosure of cash flow information:
Reinvestment of distributions	32,806,170

Cash paid during the year for interest	491,097

Cash paid during the year for commitment fees	27,084

See accompanying Notes to Financial Statements.	41

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2015	Highland Long/Short Healthcare Fund

($)
Cash Flows Used in Operating Activities
Net increase in net assets from operations	52,113,006

Adjustments to Reconcile Net Investment Loss to Net Cash Used in Operating Activities
Purchases of investment securities from unaffiliated issuers	(2,011,665,618)
Purchases of investment securities from affiliated issuers	(2,836,585)
Proceeds from disposition investment securities from unaffiliated issuers	1,655,012,968
Purchases of securities sold short	(1,039,965,018)
Proceeds from securities sold short	1,118,081,645
Purchases of purchased options	(111,046,950)
Proceeds from the disposition of purchased options	94,422,343
Net premium received on open written options	1,521,483
Net accretion of discount	(4,136)
Net realized gain on investments from unaffiliated issuers	(91,599,680)
Net realized loss on securities sold short	42,908,504
Net realized loss on written options contracts	678,436
Net realized loss on foreign currency related transactions	17,391
Net change in unrealized appreciation on investments, securities sold short, written options contracts and foreign currency related translations	(13,417,619)
Net change in short-term investments	(23,205,575)
Increase in restricted cash	(66,151,552)
Increase in receivable for investments sold	(42,653,251)
Increase in dividends and interest receivable	(167,850)
Increase in receivable for fund shares sold	(3,462,348)
Increase in prepaid expenses and other assets	(10,782)
Increase in payable for investments purchased	43,492,286
Decrease in payable for fund shares redeemed	(1,459,964)
Increase in payable for distributions	169,886
Increase in payables to related parties	388,320
Increase in payable upon receipt of securities on loan	23,205,575
Decrease in payable for distribution and shareholder service fees	(14,145)
Increase in payable for commitment fees	6,407
Increase in payable for transfer agent fees	110,582
Increase in accrued expenses and other liabilities	80,896

Net cash flow used in operating activities	(375,451,345)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	645,461,859
Payment of shares redeemed	(292,341,119)
Distributions paid in cash	(1,956,023)

Net cash flow provided by financing activities	351,164,717

Effect of exchange rate changes on cash	(16,073)

Net decrease in cash	(24,302,701)

Cash & Foreign Currency
Beginning of the year	101,004,236

End of the year	76,701,535

Supplemental disclosure of cash flow information:
Reinvestment of distributions	13,787,955

Cash paid during the year for commitment fees	11,798

42	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2015	Highland Floating Rate Opportunities Fund

($)
Cash Flows Provided by Operating Activities
Net decrease in net assets from operations	(9,617,551)

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchases of investment securities from unaffiliated issuers	(726,572,648)
Proceeds from disposition investment securities from unaffiliated issuers	806,172,725
Purchases of investment securities from affiliated issuers	(1,241,871)
Proceeds from disposition investment securities from affiliated issuers	22,410,083
Purchases of securities sold short	(63,870,340)
Proceeds from securities sold short	27,503,747
Net accretion of discount	(2,996,123)
Net realized loss on investments from unaffiliated issuers	376,320
Net realized loss on investments from affiliated issuers	645,417
Net realized gain on securities sold short	(420,971)
Net realized loss on foreign currency related transactions	102,729
Net change in unrealized depreciation on investments, securities sold short and foreign currency related translations	46,159,348
Net change in short-term investments	(39,128,711)
Decrease in restricted cash	44,780,568
Decrease in receivable for investments sold	81,896,191
Decrease in dividends and interest receivable	60,767
Decrease in receivable for fund shares sold	1,918,584
Decrease in prepaid expenses and other assets	43,513
Increase in payable for investments purchased	28,361,213
Decrease in payable for fund shares redeemed	(2,863,488)
Decrease in payable for distributions	(356,261)
Decrease in payables to related parties	(383,919)
Increase in payable upon receipt of securities on loan	39,128,711
Decrease in payable for distribution and shareholder service fees	(79,187)
Increase in payable for commitment fees	94,039
Increase in payable for transfer agent fees	130,663
Decrease in accrued expenses and other liabilities	(300,491)

Net cash flow provided by operating activities	251,953,057

Cash Flows Used in Financing Activities
Decrease in notes payable	(8,500,000)
Proceeds from shares sold	320,092,105
Payment of shares redeemed	(575,659,228)
Distributions paid in cash	(4,837,878)

Net cash flow used in financing activities	(268,905,001)

Effect of exchange rate changes on cash	(104,083)

Net decrease in cash	(17,056,027)

Cash & Foreign Currency/Due to Custodian
Beginning of the year	15,772,026

End of the year	(1,284,001)

Supplemental disclosure of cash flow information:
Reinvestment of distributions	32,567,250

Cash paid during the year for interest	157,092

See accompanying Notes to Financial Statements.	43

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2015	Highland Opportunistic Credit Fund

($)
Cash Flows Used in Operating Activities
Net decrease in net assets from operations	(2,476,088)

Adjustments to Reconcile Net Investment Income to Net Cash Used in Operating Activities
Purchases of investment securities from unaffiliated issuers	(131,881,891)
Proceeds from disposition investment securities from unaffiliated issuers	22,586,593
Net accretion of discount	(260,651)
Net realized gain on investments from unaffiliated issuers	(175,761)
Net realized gain on foreign currency related transactions	(25,860)
Net change in unrealized depreciation on investments and foreign currency related translations	4,981,055
Net change in short-term investments	(10,567,719)
Increase in receivable for investments sold	(5,524,155)
Increase in dividends and interest receivable	(1,163,097)
Increase in restricted cash	(1,037,630)
Increase in receivable for investment advisory and administration fees	(29,310)
Increase in prepaid expenses and other assets	(16,874)
Decrease in receivable for expense reimbursement due from Investment Advisor	40,909
Increase in payable for investments purchased	27,788,305
Increase in payable for fund shares redeemed	135,715
Decrease in payable for audit and tax	(19,088)
Increase in payables to related parties	990
Increase in payables for distributions to shareholders	20,599
Increase in payable upon receipt of securities on loan	10,567,719
Increase in payable for distribution and shareholder service fees	157
Increase in payable for commitment fees	778
Increase in payable for transfer agent fees	1,699
Increase in accrued expenses and other liabilities	27,904

Net cash flow used in operating activities	(87,025,701)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	88,938,326
Payment of shares redeemed	(13,838,071)
Proceeds from reorganization (Note 13)	11,582,156
Distributions received in cash	(145,031)

Net cash flow provided by financing activities	86,537,580

Effect of exchange rate changes on cash	23,860

Net decrease in cash	(464,461)

Cash
Beginning of the year	1,952,914

End of the year	1,488,453

Supplemental disclosure of cash flow information:
Reinvestment of distributions	2,413,238

44	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$12.18	$11.37	$11.30	$11.10	$10.68
Income from Investment Operations:
Net investment loss(a)	(0.20)	(0.21)	(0.16)	(0.22)	(0.21)
Redemption fees added to paid-in capital(a)	—	— (b)	— (b)	— (b)	— (b)
Net realized and unrealized gain(a)	0.48	1.97	0.53	0.48	0.93

Total from investment operations	0.28	1.76	0.37	0.26	0.72
Less Distributions Declared to Shareholders:
From net realized gains	(0.48)	(0.95)	(0.30)	(0.06)	(0.30)

Total distributions declared to shareholders	(0.48)	(0.95)	(0.30)	(0.06)	(0.30)
Net Asset Value, End of Period(c)	$11.98	$12.18	$11.37	$11.30	$11.10
Total return(c)(d)	2.45%	15.60%	3.38%	2.42%	6.62%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$76,813	$195,612	$141,351	$265,712	$286,581
Gross operating expenses(f)(g)	3.58%	3.75%	3.79%	3.66%	3.64%
Waiver/reimbursement	(1.25)%	(1.25)%	(1.25)%	(1.25)%	(1.25)%
Net operating expenses(f)(h)	2.33%	2.50%	2.54%	2.41%	2.39%
Dividends and fees on securities sold short	0.49%	0.56%	0.66%	0.53%	0.41%
Net operating expenses (excluding dividends and fees on securities sold short)	1.84%	1.94%	1.88%	1.88%	1.98%
Net investment loss	(1.63)%	(1.69)%	(1.40)%	(1.99)%	(1.89)%
Portfolio turnover rate	414%	349%	706%	650%	684%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 3.51%, 3.75%, 3.79%, 3.66% and 3.64% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	45

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$11.62	$10.95	$10.96	$10.83	$10.48
Income from Investment Operations:
Net investment loss(a)	(0.26)	(0.27)	(0.22)	(0.28)	(0.27)
Redemption fees added to paid-in capital(a)	—	— (b)	— (b)	— (b)	— (b)
Net realized and unrealized gain(a)	0.44	1.89	0.51	0.47	0.92

Total from investment operations	0.18	1.62	0.29	0.19	0.65
Less Distributions Declared to Shareholders:
From net realized gains	(0.48)	(0.95)	(0.30)	(0.06)	(0.30)

Total distributions declared to shareholders	(0.48)	(0.95)	(0.30)	(0.06)	(0.30)
Net Asset Value, End of Period(c)	$11.32	$11.62	$10.95	$10.96	$10.83
Total return(c)(d)	1.69%	14.89%	2.75%	1.83%	6.18%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$55,639	$55,795	$45,925	$57,677	$79,243
Gross operating expenses(f)(g)	4.28%	4.39%	4.48%	4.31%	4.29%
Waiver/reimbursement	(1.25)%	(1.25)%	(1.26)%	(1.25)%	(1.25)%
Net operating expenses(f)(h)	3.03%	3.14%	3.22%	3.06%	3.04%
Dividends and fees on securities sold short	0.54%	0.56%	0.67%	0.53%	0.41%
Net operating expenses (excluding dividends and fees on securities sold short)	2.49%	2.58%	2.55%	2.53%	2.63%
Net investment loss	(2.27)%	(2.35)%	(2.02)%	(2.64)%	(2.54)%
Portfolio turnover rate	414%	349%	706%	650%	684%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 4.21%, 4.39%, 4.48%, 4.31% and 4.29% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

46	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$12.51	$11.61	$11.50	$11.27	$10.81
Income from Investment Operations:
Net investment loss(a)	(0.16)	(0.17)	(0.11)	(0.18)	(0.17)
Redemption fees added to paid-in capital(a)	—	— (b)	— (b)	— (b)	— (b)
Net realized and unrealized gain(a)	0.48	2.02	0.52	0.47	0.93

Total from investment operations	0.32	1.85	0.41	0.29	0.76
Less Distributions Declared to Shareholders:
From net realized gains	(0.48)	(0.95)	(0.30)	(0.06)	(0.30)

Total distributions declared to shareholders	(0.48)	(0.95)	(0.30)	(0.06)	(0.30)
Net Asset Value, End of Period(c)	$12.35	$12.51	$11.61	$11.50	$11.27
Total return(c)(d)	2.71%	16.07%	3.68%	2.56%	7.02%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$724,250	$766,646	$692,705	$399,689	$163,490
Gross operating expenses(f)(g)	3.28%	3.39%	3.54%	3.31%	3.29%
Waiver/reimbursement	(1.25)%	(1.25)%	(1.26)%	(1.25)%	(1.25)%
Net operating expenses(f)(h)	2.03%	2.14%	2.28%	2.06%	2.04%
Dividends and fees on securities sold short	0.54%	0.56%	0.71%	0.53%	0.41%
Net operating expenses (excluding dividends and fees on securities sold short)	1.49%	1.58%	1.57%	1.53%	1.63%
Net investment loss	(1.27)%	(1.34)%	(0.96)%	(1.64)%	(1.54)%
Portfolio turnover rate	414%	349%	706%	650%	684%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 3.21%, 3.39%, 3.54%, 3.31% and 3.29% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	47

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2015	2014		2013		2012	2011

Net Asset Value, Beginning of Period	$15.07	$11.03		$10.87		$13.75	$11.19
Income from Investment Operations:
Net investment loss(a)	(0.32)	(0.27)		(0.26)		(0.28)	(0.15)
Redemption fees added to paid-in capital	—	—	(a)(b)	—	(a)(b)	0.01 (a)	—	(a)(b)
Capital contributions (Note 1)	—	—		(0.03	)(a)	—	—
Net realized and unrealized gain(a)	2.15	4.31		0.45		(1.36)	3.06

Total from investment operations	1.83	4.04		0.16		(1.63)	2.91
Less Distributions Declared to Shareholders:
From net realized gains	(0.68)	—		—		(1.25)	(0.35)

Total distributions declared to shareholders	(0.68)	—		—		(1.25)	(0.35)
Net Asset Value, End of Period(c)	$16.22	$15.07		$11.03		$10.87	$13.75
Total return(c)(d)	12.71%	36.63%		1.47%		(12.37)%	26.63%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$179,486	$153,358		$11,652		$29,861	$23,767
Gross operating expenses(f)(g)	2.55%	2.55%		3.52%		3.30%	3.14%
Waiver/reimbursement	—	—		—		(0.36)%	(1.19)%
Net operating expenses(f)(h)	2.55%	2.55%		3.52%		2.94%	1.95%
Dividends and fees on securities sold short	0.77%	0.77%		1.03%		1.09%	0.53%
Net operating expenses (excluding dividends and fees on securities sold short)	1.78%	1.78%		2.49%		1.85%	1.42%
Net investment loss	(2.09)%	(1.82)%		(2.48)%		(2.31)%	(1.26)%
Portfolio turnover rate	409%	538%		1,035%		1,336%	1,553%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 2.55%, 2.55%, 3.52%, 3.30% and 3.14% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

48	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2015	2014		2013		2012	2011

Net Asset Value, Beginning of Period	$14.50	$10.68		$10.59		$13.54	$11.04
Income from Investment Operations:
Net investment loss(a)	(0.42)	(0.35)		(0.31)		(0.34)	(0.23)
Redemption fees added to paid-in capital	—	—	(a)(b)	—	(a)(b)	0.01 (a)	—	(a)(b)
Capital contributions (Note 1)	—	—		(0.03	)(a)	—	—
Net realized and unrealized gain/(loss)(a)	2.08	4.17		0.43		(1.37)	3.08

Total from investment operations	1.66	3.82		0.09		(1.70)	2.85
Less Distributions Declared to Shareholders:
From net realized gains	(0.68)	—		—		(1.25)	(0.35)

Total distributions declared to shareholders	(0.68)	—		—		(1.25)	(0.35)
Net Asset Value, End of Period(c)	$15.48	$14.50		$10.68		$10.59	$13.54
Total return(c)(d)	12.02%	35.77%		0.85%		(13.04)%	26.35%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$83,971	$47,964		$5,460		$9,181	$6,075
Gross operating expenses(f)(g)	3.29%	3.25%		4.20%		3.95%	3.79%
Waiver/reimbursement	—	—		—		(0.36)%	(1.19)%
Net operating expenses(f)(h)	3.29%	3.25%		4.20%		3.59%	2.60%
Dividends and fees on securities sold short	0.84%	0.79%		1.07%		1.09%	0.53%
Net operating expenses (excluding dividends and fees on securities sold short)	2.45%	2.46%		3.13%		2.50%	2.07%
Net investment loss	(2.81)%	(2.51)%		(3.05)%		(2.96)%	(1.91)%
Portfolio turnover rate	409%	538%		1,035%		1,336%	1,553%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 3.28%, 3.25%, 4.20%, 3.95% and 3.79% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	49

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2015	2014		2013		2012	2011

Net Asset Value, Beginning of Year	$15.40	$11.23		$11.03		$13.88	$11.26
Income from Investment Operations:
Net investment loss(a)	(0.30)	(0.22)		(0.21)		(0.24)	(0.11)
Redemption fees added to paid-in capital	—	—	(a)(b)	—	(a)(b)	0.01 (a)	—	(a)(b)
Capital contributions (Note 1)	—	—		(0.03	)(a)	—	—
Net realized and unrealized gain/(loss) (a)	2.24	4.39		0.44		(1.37)	3.08

Total from investment operations	1.94	4.17		0.20		(1.60)	2.97
Less Distributions Declared to Shareholders:
From net realized gains	(0.68)	—		—		(1.25)	(0.35)

Total distributions declared to shareholders	(0.68)	—		—		(1.25)	(0.35)
Net Asset Value, End of Period(c)	$16.66	$15.40		$11.23		$11.03	$13.88
Total return(c)(d)	13.16%	37.13%		1.81%		(11.95)%	26.79%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$454,021	$112,879		$13,801		$14,210	$13,705
Gross operating expenses(f)(g)	2.41%	2.26%		3.24%		2.95%	2.79%
Waiver/reimbursement	—	—		—	(i)	(0.36)%	(1.19)%
Net operating expenses(f)(h)	2.41%	2.26%		3.24%		2.59%	1.60%
Dividends and fees on securities sold short	0.96%	0.80%		1.13%		1.09%	0.53%
Net operating expenses (excluding dividends and fees on securities sold short)	1.45%	1.46%		2.11%		1.50%	1.07%
Net investment loss	(1.90)%	(1.51)%		(1.95)%		(1.96)%	(0.91)%
Portfolio turnover rate	409%	538%		1,035%		1,336%	1,553%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Gross operating expenses (excluding interest expense and commitment fees) were 2.40%, 2.26%, 3.24%, 2.95% and 2.79% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(i)	Represents less than 0.005%.

50	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2015		2014		2013		2012	2011

Net Asset Value, Beginning of Period	$8.20		$7.74		$6.85		$6.96	$6.55
Income from Investment Operations:
Net investment income(a)	0.33		0.33		0.30		0.26	0.27
Redemption fees added to paid-in capital(a)	—		—	(b)	—	(b)	— (b)	—
Net realized and unrealized gain/(loss)(a)	(0.36)		0.46		0.98		(0.07)	0.46

Total from investment operations	(0.03)		0.79		1.28		0.19	0.73
Less Distributions Declared to Shareholders:
From net investment income	(0.34)		(0.32)		(0.30	)(c)	(0.30)	(0.32)
From return of capital	—		(0.01)		(0.09	)(c)	—	—

Total distributions declared to shareholders	(0.34)		(0.33)		(0.39)		(0.30)	(0.32)
Net Asset Value, End of Period(d)	$7.83		$8.20		$7.74		$6.85	$6.96
Total return(d)(e)	(0.36)%		10.43%		19.16%		2.52%	11.73%
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$201,433		$342,776		$249,450		$203,684	$264,385
Gross operating expenses(h)	1.37	%(g)	1.60	%(g)	1.79%		2.53%	2.65%
Waiver/reimbursement	0.01%		(0.26)%		(0.21)%		—	—
Net operating expenses(i)	1.38	%(g)	1.34	%(g)	1.58%		2.53%	2.65%
Dividends and fees on securities sold short	0.05%		0.04%		—		—	—
Net operating expenses (excluding dividends and fees on securities sold short)	1.33%		1.30%		1.58%		2.53%	2.65%
Net investment income	4.12%		4.15%		4.06%		3.91%	3.97%
Portfolio turnover rate	55%		69%		71%		50%	104%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Changed from previously reported amounts of $(0.32) and $(0.07), respectively. See Note 5.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Includes dividends and fees on securities sold short.
(h)	Gross operating expenses (excluding interest expense and commitment fees) were 1.33%, 1.52%, 1.65%, 2.11% and 2.18% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	51

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2015		2014		2013		2012	2011

Net Asset Value, Beginning of Period	$8.20		$7.74		$6.85		$6.96	$6.55
Income from Investment Operations:
Net investment income(a)	0.29		0.30		0.26		0.23	0.24
Redemption fees added to paid-in capital(a)	—		—	(b)	—	(b)	— (b)	—
Net realized and unrealized gain/(loss)(a)	(0.36)		0.45		0.98		(0.07)	0.45

Total from investment operations	(0.07)		0.75		1.24		0.16	0.69
Less Distributions Declared to Shareholders:
From net investment income	(0.30)		(0.28)		(0.26	)(c)	(0.27)	(0.28)
From return of capital	—		(0.01)		(0.09	)(c)	—	—

Total distributions declared to shareholders	(0.30)		(0.29)		(0.35)		(0.27)	(0.28)
Net Asset Value, End of Period(d)	$7.83		$8.20		$7.74		$6.85	$6.96
Total return(d)(e)	(0.87)%		9.90%		18.58%		2.01%	11.16%
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$308,710		$380,974		$326,476		$320,178	$437,220
Gross operating expenses(h)	1.87	%(g)	2.10	%(g)	2.30%		3.03%	3.15%
Waiver/reimbursement	0.01%		(0.26)%		(0.22)%		—	—
Net operating expenses(i)	1.89	%(g)	1.84	%(g)	2.08%		3.03%	3.15%
Dividends and fees on securities sold short	0.05%		0.04%		—		—	—
Net operating expenses (excluding dividends and fees on securities sold short)	1.84%		1.80%		2.08%		3.03%	3.15%
Net investment income	3.71%		3.72%		3.56%		3.41%	3.47%
Portfolio turnover rate	55%		69%		71%		50%	104%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Changed from previously reported amounts of $(0.28) and $(0.07), respectively. See Note 5.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Includes dividends and fees on securities sold short.
(h)	Gross operating expenses (excluding interest expense and commitment fees) were 1.84%, 2.02%, 2.16%, 2.61% and 2.68% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

52	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2015		2014		2013		2012	2011

Net Asset Value, Beginning of Period	$8.19		$7.74		$6.84		$6.96	$6.55
Income from Investment Operations:
Net investment income(a)	0.36		0.36		0.29		0.29	0.29
Redemption fees added to paid-in capital(a)	—		—	(b)	—	(b)	— (b)	—
Net realized and unrealized gain/(loss)(a)	(.36)		0.45		1.03		(0.08)	0.46

Total from investment operations	—	(b)	0.81		1.32		0.21	0.75
Less Distributions Declared to Shareholders:
From net investment income	(0.36)		(0.35)		(0.33	)(c)	(0.33)	(0.34)
From return of capital	—		(0.01)		(0.09	)(c)	—	—

Total distributions declared to shareholders	(0.36)		(0.36)		(0.42)		(0.33)	(0.34)
Net Asset Value, End of Period(d)	$7.83		$8.19		$7.74		$6.84	$6.96
Total return(d)(e)	0.11%		10.68%		19.77%		2.73%	12.11%
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$283,673		$340,089		$170,170		$22,568	$35,668
Gross operating expenses(h)	1.03	%(g)	1.25	%(g)	1.31%		2.18%	2.30%
Waiver/reimbursement	0.01%		(0.26)%		(0.27)%		—	—
Net operating expenses(i)	1.04	%(g)	0.99	%(g)	1.04%		2.18%	2.30%
Dividends and fees on securities sold short	0.05%		0.04%		—		—	—
Net operating expenses (excluding dividends and fees on securities sold short)	0.99%		0.95%		1.04%		2.18%	2.30%
Net investment income	4.55%		4.49%		3.88%		4.26%	4.32%
Portfolio turnover rate	55%		69%		71%		50%	104%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Changed from previously reported amounts of $(0.34) and $(0.08), respectively. See Note 5.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Includes dividends and fees on securities sold short.
(h)	Gross operating expenses (excluding interest expense and commitment fees) were 0.99%, 1.17%, 1.21%, 1.76% and 1.83% for the years ended June 30, 2015, 2014, 2013, 2012 and 2011, respectively.
(i)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	53

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

For the Year Ended 06/30/15*

Net Asset Value, Beginning of Period	$6.22
Income from Investment Operations:
Net investment income(a)	0.24
Net realized and unrealized loss(a)	(0.93)

Total from investment operations	(0.69)
Less Distributions Declared to Shareholders:
From net investment income	(0.23)

Total distributions declared to shareholders	(0.23)
Net Asset Value, End of Period(b)	$5.30
Total return(b)(c)	(11.14)%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$7,730
Gross expenses	2.30%
Waiver/reimbursement	(1.03)%
Net operating expenses(e)	1.27%
Net investment income	4.43%
Portfolio turnover rate	41%

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class A shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

54	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

For the Year Ended 06/30/15*

Net Asset Value, Beginning of Period	$6.22
Income from Investment Operations:
Net investment income(a)	0.21
Net realized and unrealized loss(a)	(0.93)

Total from investment operations	(0.72)
Less Distributions Declared to Shareholders:
From net investment income	(0.20)

Total distributions declared to shareholders	(0.20)
Net Asset Value, End of Period(b)	$5.30
Total return(b)(c)	(11.61)%
Ratios to Average Net Assets(d)/Supplemental Data:
Net assets, end of period (in 000’s)	$160
Gross expenses	2.80%
Waiver/reimbursement	(1.03)%
Net operating expenses(e)	1.77%
Net investment income	3.88%
Portfolio turnover rate	41%

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class C shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	55

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/15*	For the Six Months Ended 06/30/14**		2013**	2012**		2011**	2010**

Net Asset Value, Beginning of Period	$6.21	$6.04		$4.49	$3.36		$3.60	$6.98
Income from Investment Operations:
Net investment income/(loss)	0.26 (a)	(0.05)		0.05	(0.04	)(a)	(0.01)	0.06	(a)
Net realized and unrealized gain/(loss)	(0.92)	0.22		1.50	1.17		(0.23)	0.46
Distributions from net investment income to preferred shareholders, including declared distributions	—	—		—	—		—	(0.03)

Total from investment operations shareholders	(0.66)	0.17		1.55	1.13		(0.24)	0.49
Less Distributions Declared to Shareholders:
From net investment income	(0.25)	—		—	—		—	(0.05)
From return of capital	—	—		—	—		—	(3.82)

Total distributions declared to shareholders	(0.25)	—		—	—		—	(3.87)
Net Asset Value, End of Period(b)	$5.30	$6.21		$6.04	$4.49		$3.36	$3.60
Total return(b)(c)	(10.63)%	2.81	%(d)	34.52%	33.23%		(6.39)%	12.88%
Ratios based on average net assets of common shares:
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$78,893	$2,721		$816	$605		$2,757	$2,951
Gross expenses	1.95%	4.23%		8.52%	6.86%		5.77%	3.94%
Waiver/reimbursement	(1.04)%	—		—	—		—	—
Net operating expenses(e)	0.91%	4.23%		8.52%	6.86%		5.77%	3.94%
Net investment income/(loss)	4.80%	(1.53)%		0.93%	(1.55)%		(0.27)%	1.46	%(f)
Common and Preferred Share Information at End of Period:
Ratios based on net assets of common and preferred shares:
Gross expenses	1.95%	4.23%		8.52%	6.86%		5.77%	3.88%
Waiver/reimbursement	(1.04)%	—		—	—		—	—
Net operating expenses(e)	0.91%	4.23%		8.52%	6.86%		5.77%	3.88%
Net investment income/(loss)	4.81%	(1.53)%		0.93%	(1.55)%		(0.27)%	1.33%
Portfolio turnover rate	41%	—		—	—		8%	3	%( g)
Preferred Share Information at End of Period
Aggregate amount outstanding, end of period (000’s)	$—	$—		$—	$—		$—	$—
Asset coverage per share(h)	$—	$—		$—	$—		$—	$—

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30.
**	Historical data shown is that of the Highland Special Situations Fund, which reorganized into the Highland Opportunistic Credit Fund on July 1, 2014 (See Note 13).
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(f)	Net investment income ratio does not reflect payment to preferred shareholders. The ratio reflecting such payment was 1.34% for the year ended December 31, 2010.
(g)	Portfolio turnover rate excludes securities delivered from processing the redemption-in-kind.
(h)	Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period. During the year ended December 31, 2010 all the preferred shares were redeemed.

56	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2015	Highland Funds I

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with eight separate portfolios, each of which is non-diversified: Highland Long/Short Equity Fund (the “Long/Short Equity Fund”), Highland Long/Short Healthcare Fund (the “Long/Short Healthcare Fund”), Highland Floating Rate Opportunities Fund (the “Floating Rate Opportunities Fund”) and Highland Opportunistic Credit Fund (the “Opportunistic Credit Fund”) (each a “Fund” and, collectively, the “Funds”), and Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF which are reported separately.

Highland Opportunistic Credit Fund commenced operations on July 1, 2014 as separate series of the Trust (and was formerly known as the Highland Special Situations Fund (the “Predecessor Fund”) and is advised by the Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”), which also served as the investment adviser to the Predecessor Fund.

Fund Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and, collectively, the “Shares”). The Funds currently offer Class A, Class C and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

Each Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each class share. Expenses other than those incurred by a specific Fund are allocated pro rata among Funds and share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), NASDAQ or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to generally have the capability to provide appropriate pricing services and have been approved by the Board.

Securities for which market quotations are not readily available, for which the Funds have determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ net asset value (“NAV”)), will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things,: (i) the fundamental analytical data

Annual Report	57

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such, quotes can be subject to material management judgment.
Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2015, the Funds’ investments consisted of senior loans, collateralized loan obligations, corporate bonds and notes, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, other registered investment companies, master limited partnerships, rights, warrants, securities sold short, futures and options. The fair value of the Funds’ loans, bonds and collateralized loan obligations are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and collateralized loan obligations that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, other registered investment companies, master limited partnerships, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last traded price on the primary exchange on which they trade. If an option does not trade, the mid-price is utilized to value the option.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the

58	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of June 30, 2015 is as follows:

	Total value at June 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Equity Fund
Assets
Common Stocks(1)	$732,232,469	$732,232,469	$—	$—
Exchange-Traded Funds	12,102,435	12,102,435	—	—
Purchased Call Options	22,500	22,500	—	—
Registered Investment Companies	18,499,768	18,499,768	—	—
Other Financial Instruments
Futures Contracts
Equity Contracts(2)	270,207	270,207	—	—

Total Assets	763,127,379	763,127,379	—	—

Liabilities
Securities Sold Short(1)	(237,825,459)	(237,825,459)
Other Financial Instruments
Written Put Options Contracts
Equity Contracts	(134,250)	(134,250)	—	—

Total Liabilities	(237,959,709)	(237,959,709)	—	—

Total	$525,167,670	$525,167,670	$—	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative unrealized appreciation/(depreciation) of future contracts as reported in the Investment Portfolio.

Annual Report	59

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

	Total value at June 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs
Long/Short Healthcare Fund
Assets
U.S. Senior Loans(1)	$4,440,000	$—	$4,440,000		$—
Common Stocks
Consumer Discretionary	8,475,634	8,475,634	—		—
Financial	9,601,148	9,601,148	—		—
Healthcare
Biotechnology	137,586,369	137,586,369	—		—
Healthcare Distributors	28,114,415	28,114,415	—		—
Healthcare Equipment	108,745,814	108,745,814	—		—
Healthcare Facilities	131,789,739	131,789,739	—		—
Healthcare Services	79,464,905	79,116,419	—		348,486
Healthcare Supplies	20,927,377	20,927,377	—		—
Healthcare Technology	8,192,920	8,192,920	—		—
Life Sciences Tools & Services	31,804,894	31,804,894	—		—
Managed Healthcare	32,175,766	32,175,766	—		—
Pharmaceuticals	79,042,599	70,320,099	—		8,722,500
Master Limited Partnerships(1)	799,038	688,385	—		110,653
Rights(1)
Equity Contracts	277,997	277,997	—		—
Warrants(1)
Equity Contracts	6,133,877	—	6,133,877	(2)	—
Purchased Call Options(1)	874,755	874,755	—		—
Purchased Put Options(1)	2,750,000	2,750,000	—		—
Registered Investment Companies	66,935,721	66,935,721	—		—

Total Assets	758,132,968	738,377,452	10,573,877		9,181,639

Liabilities
Securities Sold Short(1)	(183,177,582)	(183,177,582)	—		—
Other Financial Instruments
Written Put Options Contracts	(221,880)	(221,880)	—		—

Total Liabilities	(183,399,462)	(183,399,462)	—		—

Total	$574,733,506	$554,977,990	$10,573,877		$9,181,639

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

60	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

	Total value at June 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Floating Rate Opportunities Fund
Assets
U.S. Senior Loans
Aerospace	$6,083,990	$—	$6,083,990	$—
Chemicals	46,775,189	—	46,775,189	—
Consumer Products	11,455,383	—	11,455,383	—
Energy	26,713,464	—	26,713,464	—
Financial	17,615,396	—	17,615,396	—
Forest Products & Containers	14,776,651	—	14,776,651	—
Gaming & Leisure	26,288,957	—	20,868,347	5,420,610	(2)
Healthcare	53,395,768	—	31,001,247	22,394,521
Housing	11,296,184	—	3,860,820	7,435,364
Information Technology	52,912,704	—	52,912,704	—
Manufacturing	19,382,990	—	19,382,990	—
Media & Telecommunications	65,160,233	—	65,160,233	—	(2)
Metals & Minerals	7,377,646	—	7,377,646	—
Retail	44,601,073	—	44,601,073	—
Service	100,552,015	—	100,552,015	—
Transportation	5,106,127	—	5,079,173	26,954
Utility	42,723,766	—	39,377,231	3,346,535
Foreign Denominated or Domiciled Senior Loans
Australia	5,222,523	—	5,222,523	—
Canada	25,586,087	—	25,586,087	—
Germany	369,491	—	—	369,491
Luxembourg	21,230,040	—	21,230,040	—
Marshall Islands	29,224,283	—	29,224,283	—
United Kingdom	309,860	—	—	309,860
Collateralized Loan Obligations	99,705,162	—	99,705,162	—
Corporate Bonds & Notes(1)	64,619,568	—	64,619,568 (2)	—
Claims(1)	320,088	—	—	320,088
Common Stocks
Broadcasting	463,534	—	—	463,534
Consumer Discretionary	4,120,613	4,120,613	—	—
Energy	1,677,429	—	—	1,677,429
Gaming & Leisure	—	—	—	—	(2)
Healthcare	86,953	—	—	86,953
Housing	5,196,708	—	—	5,196,708
Media & Telecommunications	78,543,994	38,768,872	39,775,122	—	(2)
Real Estate	—	—	—	—
Transportation	8,540	—	—	8,540
Utility	2,936,077	—	2,936,077	—
Warrants(1)
Equity Contracts	—	—	—	—	(2)
Registered Investment Companies	55,159,566	55,159,566	—	—

Total Assets	946,998,052	98,049,051	801,892,414	47,056,587

Liabilities
Foreign Corporate Bonds
Cayman Islands	(3,896,924)	—	(3,896,924)	—
Corporate Bonds
Energy	(4,956,250)	—	(4,956,250)	—
Common Stocks
Energy	(2,900,800)	(2,900,800)	—	—
Media & Telecommunications	(4,326,050)	(4,326,050)	—	—

Total Liabilities	(16,080,024)	(7,226,850)	(8,853,174)	—

Total	$930,918,028	$90,822,201	$793,039,240	$47,056,587

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

Annual Report	61

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

	Total value at June 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Opportunistic Credit Fund
Assets
U.S. Senior Loans
Energy	$5,765,526	$—	$5,765,526	$—
Financial	3,141,579	—	3,141,579	—
Healthcare	2,220,000	—	2,220,000	—
Information Technology	3,992,987	—	3,992,987	—
Media & Telecommunications	1,668,203	—	1,668,203	—
Retail	1,880,000	—	1,880,000	—
Service	2,670,149	—	2,670,149	—
Telecommunications	602,271	—	—	602,271
Utility	12,670,197	—	9,671,115	2,999,082
Foreign Denominated or Domiciled Senior Loans	14,483,968	—	14,483,968	—
Collateralized Loan Obligations	13,254,819	—	13,254,819	—
Corporate Bonds & Notes(1)	18,815,277	—	18,815,277	—
Foreign Corporate Bonds & Notes	2,201	—	2,201	—
Sovereign Bonds	6,730,020	—	6,730,020	—
Common Stocks
Commercial & Professional Services	2,703,612	34,098	2,669,514	—
Energy	2,937,252	1,734,790	1,202,462	—
Materials	2,302,226	—	—	2,302,226
Media	504,427	—	504,427	—
Software & Services	979,026	979,026	—	—
Technology Hardware & Equipment	955,859	955,859	—	—
Telecommunication Services	1,544,267	—	—	1,544,267
Utilities	1,822,205	883,740	938,465	—
Preferred Stocks(1)	1,383,128	—	1,383,128	—
Master Limited Partnerships
Energy	1,970,499	1,970,499	—	—
Healthcare Equipment & Services	14,608	—	—	14,608
Warrants(1)
Equity Contracts	486,000	486,000	—	—
Registered Investment Companies	10,611,275	10,611,275	—	—

Total	$116,111,581	$17,655,287	$90,993,840	$7,462,454

(1)	See Investment Portfolio detail for industry breakout.

62	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

The tables below set forth a summary of changes in the Long/Short Healthcare Fund, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended June 30, 2015. The Long/Short Equity Fund had no Level 3 assets as of June 30, 2014 or June 30, 2015.

	Balance as of June 30, 2014		Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2015	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Highland Long/Short Healthcare Fund
US. Senior Loans	$—	(1)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stocks
Healthcare Services	898,895		—	—	—	—	(550,409)	—	—	348,486	(550,409)
Pharmaceuticals	—		—	—	—	—	1,222,500	7,500,000	—	8,722,500	1,222,500
Master Limited Partnerships
Healthcare Equipment	350,008		—	—	—	—	(239,355)	—	—	110,653	(239,355)
Warrants
Equity Contracts	3,911,166		—	(662,217)	—	—	(3,248,949)	—	—	—	—

Total	$5,160,069		$—	$(662,217)	$—	$—	$(2,816,213)	$7,500,000	$—	$9,181,639	$432,736

(1)	This category includes securities with a value of zero.

Annual Report	63

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

	Balance as of June 30, 2014	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2015		Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Highland Floating Rate Opportunities Fund
U.S. Senior Loans
Broadcasting	$5,448,553	$—	$—	$—	$—	$—	$—	$(5,448,553)	$—		$—
Energy	8,541,667	—	(9,154,382)	19,727	—	(599,741)	1,192,729	—	—		—
Gaming & Leisure	6,260,739	—	—	—	—	(1,379,424)	673,126	(133,831)	5,420,610	(1)	(1,379,424)
Healthcare	29,424,911	—	—	45,126	(58,935)	2,584,419	52,330,801	(61,931,801)	22,394,521		2,630,848
Housing	8,179,490	—	—	10	(1,694)	(1,705,568)	1,382,504	(419,378)	7,435,364		(1,705,568)
Media & Telecomm unications	765,765	—	—	(52)	(452,065)	380,342	—	(693,990)	—	(1)	380,342
Retail	5,000,000	—	—	—	—	—	—	(5,000,000)	—		—
Service	2,244,445	—	—	300	—	(33,334)	—	(2,211,411)	—		—
Transportation	24,258	—	—	—	—	2,696	—	—	26,954		2,696
Utility	4,180,347	—	—	41,802	157,768	110,370	4,255,267	(5,399,019)	3,346,535		184,740
Foreign Denominated or Domiciled
Senior Loans
Canada	2,654,605	—	—	50	—	(36,184)	2,015,000	(4,633,471)	—		—
Germany	216,839	—	—	—	(11,480)	225,446		(61,314)	369,491		225,446
United Kingdom	207,554	—	—	(16,179)	(4,284)	259,978	—	(137,209)	309,860		259,978
Claims	—	320,088	—	—	—	—	—	—	320,088		—
Common Stocks
Broadcasting	2,529,226	—	—	—	1,585,567	(322,835)	—	(3,328,424)	463,534		463,534
Energy	1,677,429	—	—	—	—	—	—	—	1,677,429		—
Gaming & Leisure	3,944,631	—	—	—	13,572,444	—	—	(17,517,075)	—	(1)	(3,944,631)
Healthcare	12,836	—	—	—	—	74,117	—	—	86,953		74,117
Housing	5,287,935	—	—	—	—	(73,272)	—	(17,955)	5,196,708	(1)	(73,272)
Real Estate	—	—	—	—	—	(1,241,871)	1,241,871	—	—		(1,241,871)
Transportation	1,821	—	—	—	—	6,719	—	—	8,540		6,719
Warrants
Equity Contracts(1)	—	—	—	—	—	—	—	—	—	(1)	—

Total	$86,603,051	$320,088	$(9,154,382)	$90,784	$14,787,321	$(1,748,142)	$63,091,298	$(106,933,431)	$47,056,587		$(4,116,346)

(1)	This category includes securities with a value of zero.

64	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

	Balance as of June 30, 2014	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2015	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Highland Opportunistic Credit Fund
US. Senior Loans
Telecommunications	$—	$—	$—	$—	$529	$(3,555)	$730,040	$(124,743)	$602,271	$(3,555)
Utility	—	—	—	804	—	74,197	2,924,081	—	2,999,082	74,197
Foreign Corporate Bonds & Notes	2,201	—	(2,201)	—	—	—	—	—	—	—
Common Stocks									—
Materials	—	—	—	—	—	395,641	1,906,585	—	2,302,226	395,641
Telecommunication Services	—	—	—	—	—	87,438	1,456,829	—	1,544,267	87,438
Master Limited Partnerships
Healthcare Equipment & Services(1)	46,206	—	—	—	—	(31,598)	—	—	14,608	(31,598)

Total	$48,407	$—	$(2,201)	$804	$529	$522,123	$7,017,535	$(124,743)	$7,462,454	$522,123

(1)	Balance as of June 30, 2015 reflects an investment reclassification for Genesys Ventures IA, LP from Common Stocks to Master Limited Partnerships.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended June 30, 2015, an amount of $320,088 of the Floating Rate Opportunities Fund’s portfolio investments was transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 2 to 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

For the year ended June 30, 2015, amounts of $662,217, $9,154,382 and $2,201 of the Long/Short Healthcare Fund, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund, respectively, were transferred from Level 3 to Level 2. Transfers from Level 3 to Level 2 were due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine price.

For the year ended June 30, 2015, there were no transfers between Level 1 and 2.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 6/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Long/Short Healthcare Fund
Common Stock	$9,070,986	Weighted Scenarios	Scenario Probabilities	Various
		Multiples Analysis	Multiple of Revenue	3.6x
			Multiple of NTM EBITDA	13.3x
			Liquidity Discount	10%
			Asset-Specific Discount	10%
		Discounted Cash Flow	Discount Rate	11%
Limited Partnership Units	110,653	Recovery Analysis	Scenario Probabilities	Various
		Discounted Cash Flow	Discount Rate	21%

Total	$9,181,639

Annual Report	65

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

Category	Market Value at 6/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Floating Rate Opportunities Fund
Bank Loans	$39,303,335	Third-Party Pricing Vendor	N/A	N/A
		Adjusted Appraisal	Liquidity Discount	10% - 40%
		Liquidation Analysis	Settlement Discount	50%
		Multiples Analysis	Multiple of Revenue	0.43x - 0.53x
			Multiple of EBITDA	4.0x - 5.0x
Common Stock	7,433,164	Adjusted Appraisal	Liquidity Discount	25%
			Minority Discount	20%
			Regional Market Appreciation	-4% - 40%
		Third-Party Pricing Vendor	N/A	N/A
		Multiples Analysis	Multiple of Revenue	0.43x - 0.53x
			Multiple of EBITDA	4.0x - 5.0x
Claim Facility	320,088	Third-Party Pricing Vendor	N/A	N/A

Total	$47,056,587
Highland Opportunitistic Credit Fund
Bank Loans	$3,601,353	Third-Party Pricing Vendor	N/A	N/A
		Discounted Cash Flow	Spread Adjustment	0.0% - 0.2%
Common Stock	3,846,493	Multiples Analysis	Price/MHz-PoP	$0.13 - $0.50
			Multiple of EBITDA	8.0x - 10.5x
			Liquidity Discount	25%
Limited Partnership Units	14,608	Recovery Analysis	Scenario Probabilities	Various
		Discounted Cash Flow	Discount Rate	21%

Total	$7,462,454

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of specific identification method for both financial statement and U.S. federal income tax purposes.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, management of the Funds, is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Funds intend to pay distributions from net investment income, if any, on a monthly basis. The Funds intend to pay net realized capital gains, if any, on an annual basis. The Long/Short Equity Fund and the Long/Short Healthcare Fund claimed a portion of the payment paid to redeeming shareholders as a distribution for income tax purposes.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is

66	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and sub-custodian bank, respectively, and does not include cash posted as collateral in the segregated account or with the broker-dealers.

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. Cash held as collateral for securities sold short is classified as restricted cash on the Long/Short Equity Fund, Long/Short Healthcare Fund, Floating Rate Opportunities Fund and Opportunistic Credit Funds’ Statement of Assets and Liabilities. Restricted cash in the amounts of $200,514,947, $118,940,605, $35,273,796 and $1,037,630 were held with the broker for the Long/Short Equity Fund, the Long/Short Healthcare Fund, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund, respectively. Additionally, securities valued at $280,836,641 and $13,428,572 were posted in the Long/Short Equity Fund and the Long/Short Healthcare Fund’s segregated accounts as collateral.

When-Issued Securities & Forward Commitments

The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date. For sales commitments, the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage. As of June 30, 2015, the Floating Rate Opportunities Fund held securities on a when-issued basis. These securities are detailed in the Fund’s Investment Portfolio.

Note 3. Derivative Transactions

The Funds are subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed income investments.

Forward Foreign Currency Exchange Contracts

The Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated

Annual Report	67

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Exchange Contracts in the Investment Portfolio. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When the Funds enter into a forward foreign currency exchange contract, they are required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Funds’ total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Funds’ commitment with respect to the contract. The Floating Rate Opportunities Fund invested in forward foreign currency exchange contracts, however, none were held as of June 30, 2015.

For the year ended June 30, 2015, the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Opportunistic Credit Fund did not invest in forward foreign currency exchange contracts.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade. Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract. For the year ended June 30, 2015, the Long/Short Equity Fund held futures contracts as detailed in the Fund’s Investment Portfolio. The Long/Short Equity Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Statement of Assets and Liabilities as “Restricted Cash — Futures.”

For the year ended June 30, 2015, the Long/Short Healthcare Fund, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund did not invest in futures contracts.

Options

The Funds may utilize options on securities or indexes to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration).

68	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

There can be no assurance, however, that a closing purchase or sale transaction can be affected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

During the year ended June 30, 2015, the Long/Short Equity Fund and the Long/Short Healthcare Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

Transactions in written options for the year ended June 30, 2015 were as follows:

Long/Short Equity Fund	Number of Contracts	Premium
Outstanding, June 30, 2014	5,500	$621,401
Call Options Written	77,287	9,576,557
Put Options Written	26,300	2,106,339
Call Options Exercised	(23,790)	(2,178,712)
Put Options Expired	(38,380)	(4,454,667)
Call Options Closed	(20,617)	(3,564,579)
Put Options Closed	(21,850)	(1,430,482)

Outstanding, June 30, 2015	4,450	$675,857

Long/Short Healthcare Fund	Number of Contracts	Premium
Outstanding, June 30, 2014	—	$—
Put Options Written	62,153	11,995,038
Put Options Exercised	(12,182)	(837,820)
Put Options Closed	(42,575)	(8,957,300)

Outstanding, June 30, 2015	7,396	$2,199,918

For the year ended June 30, 2015, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund did not invest in options.

Additional Derivative Information

The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for, c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows and d) how the netting of derivatives subject to master netting arrangements affects the net exposure of the Funds related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2015:

	Fair Value
Fund	Asset Derivative		Liability Derivative
Long/Short Equity Fund
Equity Price Risk	$292,707	(1)(2)	$134,250	(3)
Long/Short Healthcare Fund
Equity Price Risk	3,624,755	(1)	221,880	(3)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Variation margin receivable/payable.
(3)	Statement of Assets and Liabilities location: Written options contracts, at value.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

Annual Report	69

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The Floating Rate Opportunities Fund held certain investments during the year with such Master Arrangements; however, none were outstanding at June 30, 2015.

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2015, is as follows:

Fund	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Long/Short Equity Fund
Equity Price Risk	$(4,494,521	)(1)(2)(3)	$133,896	(4)(5)(6)
Foreign Currency Risk	378,381	(3)	—
Long/Short Healthcare Fund
Equity Price Risk	(9,886,804	)(1)(2)	(2,169,647	)(4)(5)
Floating Rate Opportunities Fund
Foreign Currency Risk	(76,615	)(7)	(164,958	)(8)

(1)	Statement of Operations location: Realized gain (loss) from unaffiliated issuers.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments.
(5)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on written options contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts.
(7)	Statement of Operations location: Realized gain (loss) on foreign currency related transactions.
(8)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on foreign currency related translations.

The average volume of derivative activity for the year ended June 30, 2015, is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Long/Short Equity Fund
Purchased Options Contracts	6,120	$—
Futures Contracts	—	4,691
Written Options Contracts	4,590	—
Long/Short Healthcare Fund
Purchased Options Contracts	11,145	—
Floating Rate Opportunities Fund
Forward Foreign Currency Exchange Contracts	—	(32,992)

Note 4. Securities Lending

Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Funds’ securities lending policies, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash or securities of the U.S. government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank, or forms of collateral acceptable under the Funds’ securities lending agreement at least equal at all times to the current market value of the securities subject to the loan. The borrower pays to a Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.

Securities lending transactions are entered into pursuant to Securities Lending Authorization Agreements (“SLAA”), which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLAA counterparty’s bankruptcy or insolvency. Under the SLAA, a Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

70	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2015:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities(1)	Financial Instrument(2)	Collateral Received	Net Amount (not less than 0)
Long/Short Equity Fund	$18,499,768	$(18,092,349)	$—	$407,419
Long/Short Healthcare Fund	66,935,721	(67,670,953)	—	—
Floating Rate Opportunities Fund	55,159,566	(54,667,089)	—	492,477
Opportunistic Credit Fund	10,611,275	(12,827,613)	—	—

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Represents market value of securities on loan at year end.

For the year ended June 30, 2015, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on each Fund’s Investment Portfolio were as follows:

Fund	Security Lending Market Value	Security Lending Collateral Cash Collateral (1)	Security Lending Collateral Non-Cash Collateral(2)
Long/Short Equity Fund	$18,092,349	$18,499,768	$—
Long/Short Healthcare Fund	67,670,953	66,935,721	—
Floating Rate Opportunities Fund	54,667,089	55,159,566	—
Opportunistic Credit Fund	12,827,613	10,611,275	2,735,000

(1)	The loaned securities were secured with cash collateral which was invested in the State Street Navigator Prime Securities Lending Portfolio.
(2)	Security lending non-cash collateral consists of U.S. Government Treasury & Agency debt.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended June 30, 2015, permanent differences chiefly resulting from net investment losses, dividends on short sales, foreign currency gains and losses, non-deductible excise taxes paid, partnership-basis adjustments, return of capital distributions, equalization, short sale holding period reclass, capital loss carryover write-offs and REITs were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in- Capital
Long/Short Equity Fund	$12,750,421	$(20,636,240)	$7,885,819
Long/Short Healthcare Fund	9,408,755	(19,967,053)	10,558,298
Floating Rate Opportunities Fund	1,650,533	64,100,023	(65,750,556)
Opportunistic Credit Fund	26,302	5,482,143	(5,508,445)

At June 30, 2015, the Funds’ most recent tax year end, components of distributable earnings on a tax basis is as follows:

Fund	Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
Long/Short Equity Fund	$25,871,187	$4,594,106	$—	$—	$—	$32,449,937
Long/Short Healthcare Fund	29,427,253	—	—	(60,310)	—	2,171,289
Floating Rate Opportunities Fund	1,535,792	—	—	(476,286)	(859,127,547)	(417,122,234)
Opportunistic Credit Fund	343,168	—	—	(50,199)	(3,237,516)	(5,442,157)

(1)	Other temporary differences are comprised of dividends payable, organizational expenses and potential gains from Genesys Partnership.
(2)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, partnership-basis adjustments, defaulted bonds, and premium amortization.

As of June 30, 2015, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund have capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the

Annual Report	71

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	2016		2017		2018		No Expiration Short- Term(1)	No Expiration Long- Term(1)	Total
Floating Rate Opportunities Fund	$232,159,979	(2)	$393,425,946	(2)	$143,999,490	(2)	$—	$89,542,132	$859,127,547
Opportunistic Credit Fund	—		—		780,886	(3)	—	2,456,630	3,237,516

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. These losses without expiration must be used prior to the loss layers with expiration.

(2)

These capital loss carryforward amounts were acquired in a reorganization and are available to offset future capital gains of the Floating Rate Opportunities Fund. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

(3)

These capital loss carry forward amounts were limited due to an ownership change and are available to offset future capital gains of the Opportunistic Credit Fund. The Fund’s ability to utilize the capital loss carry forwards is limited under Internal Revenue Service regulations.

For the year ended June 30, 2015, there were no capital loss carryforwards for the Long/Short Equity Fund and the Long/Short Healthcare Fund.

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 (unless otherwise indicated) is as follows:

	Distributions Paid From:
Fund	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital
Long/Short Equity Fund
2015	$35,544,074	$2,142,897	$—
2014	70,812,740	3,123,983	—
Long/Short Healthcare Fund
2015	14,918,004	825,974	—
2014	—	—	—
Floating Rate Opportunities Fund
2015	37,405,128	—	—
2014	46,931,922	—	950,186
Opportunistic Credit Fund
2015	2,558,269	—	—
2014(2)	—	—	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Represents periods ended June 30, 2014 and December 31, 2013.

Unrealized appreciation and depreciation at June 30, 2015, based on cost of investments for U.S. federal income tax purposes is:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation) (1)	Cost
Long/Short Equity Fund	$38,926,353	$9,372,207	$29,554,146	$733,303,026
Long/Short Healthcare Fund	46,756,169	30,096,379	16,659,790	741,473,178
Floating Rate Opportunities Fund	71,476,300	488,715,419	(417,239,119)	1,364,237,171
Opportunistic Credit Fund	2,105,184	7,545,341	(5,440,157)	121,551,738

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, partnership-basis adjustments, defaulted bonds and premium amortization.

72	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2015, none of the Funds elected to defer the losses incurred from November 1, 2014 or January 1, 2015 through June 30, 2015.

In the first quarter of the 2014 fiscal year, the Trust identified a book-tax difference related to foreign-currency losses that were recorded as a capital loss in Floating Rate Opportunities Fund for fiscal year 2013, which should have been reported as a reduction of income in the financial statements for the fiscal year ended June 30, 2013. This resulted in a reclassification from “Distributions to shareholders from: Net Investment Income” to “Distributions to shareholders from: Return of Capital” on the Statement of Changes in Net Assets in the amount of $6,857,328. The reclassification also affects the components of Net Assets on the Statement of Asset and Liabilities, the character of distributions represented on the Financial Highlights, and the tax character of earnings and distributions represented in Note 4, U.S. Federal Income Tax Information in prior year financial statements. Management evaluated the impact of the adjustment and determined the impact was not material to the prior period financial statements; however, management has revised the June 30, 2013 financial statements as presented herein. The correction has no effect on Net Asset Value, total Net Assets, Fund returns or total increase in net assets resulting from operations. The error also impacted previously reported financial highlights. See the Financial Highlights statement for the impact to financial highlights as reported at June 30, 2013.

The following tables illustrate the effect of the adjustment in the Statement of Assets and Liabilities, Statement of Changes in Net Assets, and related footnote disclosures for the period and year ended June 30, 2013, to allow a reader to roll the components of the Fund Net Assets from the prior year to the current year for Floating Rate Opportunities Fund.

	Corrected Amount	Previous Published Amount	Adjustment
Statement of Assets and Liabilities:
Net Assets Consist of:
Par Value	$96,419	$96,419	$—
Paid-in-Capital	2,101,640,498	2,108,497,826	(6,857,328)
Accumulated net investment loss	(24,729,109)	(24,003,420)	(725,689)
Accumulated net realized gain/(loss)	(883,237,412)	(890,820,429)	7,583,017
Net unrealized appreciation/(depreciation)	(447,520,300)	(447,520,300)	—

Net Assets	$746,250,096	$746,250,096	—

	Corrected Amount	Previous Published Amount	Adjustment
Statement of Changes in Net Assets:
Distributions to shareholders from:
Net investment income
Class A	$(8,158,527)	$(10,545,249)	$2,386,722
Class B	(71,663)	(91,537)	19,874
Class C	(11,460,980)	(15,271,797)	3,810,817
Class Z	(2,095,539)	(2,735,454)	639,915
Return of capital
Class A	(2,386,722)	—	(2,386,722)
Class B	(19,874)	—	(19,874)
Class C	(3,810,817)	—	(3,810,817)
Class Z	(639,915)	—	(639,915)

Total distributions	(28,644,037)	(28,644,037)	—

Accumulated net investment loss	$24,729,109	$(24,003,420)	$(725,689)

Annual Report	73

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

	Corrected Amount	Previous Published Amount	Adjustment
U.S. Federal Income Tax Information
Tax Reclassifications:
Undistributed Net Investment Income	$(34,312)	$691,377	$(725,689)
Accumulated Net Realized Gain/(Loss)	6,891,640	(691,377)	7,583,017
Paid-in-Capital	(6,857,328)	—	(6,857,328)
Components of Distributable Earnings
Undistributed Ordinary Income	—	725,689	(725,689)
Undistributed Long-Term Capital Gains	—	—	—
Undistributed Tax-Exempt Income	—	—	—
Accumulated Capital and Other Losses	(884,992,058)	(892,575,075)	7,583,017
Net Tax Appreciation/(Depreciation)	(469,802,752)	(469,802,752)	—
Tax Character of Distributions
Distributions paid from:
Ordinary Income	21,786,709	28,644,037	(6,857,328)
Long-Term Capital Gains	—	—	—
Return of Capital	6,857,328	—	6,857,328

Note 6. Credit Agreement

Effective June 13, 2012, the Floating Rate Opportunities Fund entered into a $300,000,000 credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company with an expiration of June 10, 2013. On October 29, 2012, the Credit Agreement was amended, reducing the facility from $300,000,000 to $250,000,000. For the period June 13, 2012 to June 9, 2013, interest was charged at a rate equal to the adjusted London Interbank Offered Rate (“LIBOR”) plus 1.10% per annum based on the outstanding borrowings. On June 10, 2013, the Credit Agreement was amended to reduce the interest rate to the adjusted LIBOR plus 0.95% per annum based on the outstanding borrowings. In addition, a commitment fee of 0.15% per annum is charged on the unutilized commitment amount. On May 16, 2014, the Credit Agreement was amended to increase the facility to $350,000,000 and extend the expiration date to May 15, 2015. On October 27, 2014, the Credit Agreement was amended, reducing the facility to $225,000,000. On May 15, 2015, the Credit Agreement was amended, increasing the facility to $275,000,000 and to extend the expiration date to May 13, 2016. Additionally, the interest rate was increased to LIBOR plus 1.10% and commitment fees increased to 0.20%. Included in the Statement of Operations is $247,259 of interest expense related to the Credit Agreement. As of June 30, 2015, the fair value of the outstanding debt under the Credit Agreement was estimated to be $52,101,874, and is categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 11 month risk free rate.

The Floating Rate Opportunities Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement, as amended, and the Fund is required to maintain 300% asset coverage under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Floating Rate Opportunities Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
06/30/2015	$51,500,000	1,641.4%
06/30/2014	60,000,000	1,577.6
06/30/2013	N/A	N/A
06/30/2012	89,000,000	718.4
06/30/2011	135,000,000	659.9
06/30/2010	115,000,000	606.0
06/30/2009	181,000,000	465.8
06/30/2008	511,000,000	409.3
06/30/2007	960,000,000	400.5

Effective May 24, 2013, the Long/Short Equity Fund and the Long/Short Healthcare Fund entered into a $25,000,000 unsecured credit agreement with State Street Bank and Trust Company (the “Unsecured Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. The Funds have access to the facility, but aggregate borrowings cannot exceed $25,000,000. Interest is charged to the Funds based on their borrowing at a rate equal to the greater of the Federal Funds Effective Rate plus 1.25% or the LIBOR plus 1.25%. In addition, the Funds agree to pay commitment fee expenses of 0.10% on the undrawn amounts, which

74	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

are included in “Commitment fees-credit agreement” on the Statement of Operations. On May 23, 2014, the Unsecured Credit Agreement was amended to extend the expiration date to May 22, 2015. Effective July 31, 2014, the Unsecured Credit Agreement was amended to include the Opportunistic Credit Fund. On October 27, 2014, the Unsecured Credit Agreement was increased to $150,000,000. Additionally, the Funds agreed to pay increased commitment fee expenses of 0.15% on undrawn amounts. On May 22, 2015, the Unsecured Credit Agreement was amended to extend the expiration date to May 20, 2016 and to increase commitment fee expenses to 0.20% on undrawn amounts. For the year ended June 30, 2015, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund average daily note balances were $28,380,822 and $459, respectively, at a weighted average interest rate of 0.95%.

During the year ended June 30, 2015, the Long/Short Equity Fund and the Long/Short Healthcare Fund did not have any outstanding borrowings.

Note 7. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Sub-Advisory Fees

The Investment Adviser receives from the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Opportunistic Credit Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of each Fund, at the annual rate of 2.25%, 1.00% and 1.00%, respectively.

The Long/Short Healthcare Fund and the Investment Adviser have entered into a sub-advisory agreement with “Highland Capital Healthcare Advisors, L.P. (formerly, “Cummings Bay Capital Management, L.P.”) (“HCHA” or the “Sub-Adviser”). The Fund pays sub-advisory fees to HCHA at an annual rate of 0.50% of the Average Daily Managed Assets of the Fund. Effective April 30, 2015, the sub-advisory agreement with HCHA was terminated and the Investment Adviser began directly managing the assets of the Fund.

The Investment Adviser receives from the Floating Rate Opportunities Fund monthly investment advisory fees, computed and accrued daily, based on an annual rate of 0.65% of the Fund’s Average Daily Managed Assets for the first $1 billion, 0.60% of the Fund’s Average Daily Managed Assets for the next $1 billion and 0.55% of the Fund’s Average Daily Managed Assets over $2 billion.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

The Investment Adviser provides administrative services to each Fund other than the Opportunistic Credit Fund. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of each Fund’s Average Daily managed net assets.

Service and Distribution Fees

Highland Capital Funds Distributor, Inc. (formerly, Foreside Funds Distributors LLC) (the “Underwriter”), serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the year ended June 30, 2015, the Underwriter received $150,086, $1,019,076, $259,097 and $2,132 of front end sales charges for Class A Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund, the Floating Rate Opportunities Fund and the Opportunistic Credit Fund, respectively. The Underwriter also received $925, $3,846 and $4,327 of CDSC for Class C Shares of the Long/Short Equity Fund, Long/Short Healthcare Fund, and the Floating Rate Opportunities Fund, respectively.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares and Class C Shares of the Funds, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Fund	Class A Shares	Class C Shares
Long/Short Equity Fund	0.35%	1.00%
Long/Short Healthcare Fund	0.35%	1.00%
Floating Rate Opportunities Fund	0.35%	0.85%
Opportunistic Credit Fund	0.35%	0.85%

For the year ended June 30, 2015, the Distribution and Service fees, which are included on the Statement of Operations for each class, were as follows:

Fund	Class A Fees	Class C Fees
Long/Short Equity Fund	$428,323	$542,161
Long/Short Healthcare Fund	543,105	587,748
Floating Rate Opportunities Fund	916,710	2,874,887
Opportunistic Credit Fund	17,679	826

Expense Limits and Fee Reimbursements

For the Long/Short Equity Fund, the Investment Adviser contractually agreed to waive a portion of its advisory fee

Annual Report	75

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. This waiver will continue through at least October 31, 2015 and may not be terminated prior to this date without the action or consent of the Board of Trustees.

For the Floating Rate Opportunities Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses of the Floating Rate Opportunities Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment company Act of 1940, taxes, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the Fund (the “FRO Expense Cap”). The FRO Expense Cap will continue through at least October 31, 2015, and may not be terminated prior to this date without the action or consent of the Board of Trustees.

The Trust, on behalf of the Floating Rate Opportunities Fund, has contractually agreed to pay the Investment Adviser all amounts previously paid, waived or reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Investment Adviser more than 36 months from the date such amounts were paid, reimbursed or waived. The Investment Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Floating Rate Opportunities Fund’s operating expenses for the year in which the Investment Adviser intends to recoup such amounts.

During the year, the Floating Rate Opportunities Fund received proceeds from litigation. $2,942,785 of the litigation proceeds were used to offset legal fees incurred by the Floating Rate Opportunities Fund during prior periods. This resulted in a negative legal fees balance on the Statement of Operations.

For the year ended June 30, 2015, the Investment Adviser recouped $2,942,785 of amounts previously paid, waived or reimbursed. The remaining recoupment amount for the Floating Rate Opportunities Fund was $2,810,173 and

$1,358,354 at June 30, 2015 and June 30, 2014, respectively, and which will expire on June 30, 2018 and June 30, 2017, respectively.

For Opportunistic Credit Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 0.90% of average daily net assets of the Fund (the “HOCF Expense Cap”). The HOCF Expense Cap will continue through at least October 31, 2015, and may not be terminated prior to this date without the action or consent of the Board of Trustees. The Trust, on behalf of the Opportunistic Credit Fund, has contractually agreed to pay the Investment Adviser all amounts previously paid, waived or reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Investment Adviser more 36 months from the date such amounts were paid, reimbursed or waived. The Investment Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Opportunistic Credit Fund’s operating expenses for the year in which the Investment Adviser intends to recoup such amounts. The recoupment amount for the Opportunistic Credit Fund was $501,010 for the year ended June 30, 2015, and which will expire on June 30, 2018.

For the year ended June 30, 2015, the Investment Adviser waived $11,491,612, $2,810,173 and $501,010 for the Long/Short Equity Fund, Floating Rate Opportunities Fund and Opportunistic Credit Fund, respectively.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development

76	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

company under the 1940 Act, which are advised by the Investment Adviser or its affiliated advisors as of the date of this report.

The Funds pay no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.

Note 8. Redemption Fees

The Funds impose a 2.00% redemption fee on some Class A, Class C and Class Z Shares that are redeemed or exchanged within two months or less after the date of purchase, unless otherwise waived by a Fund. The fee is calculated based on the shares’ aggregate net asset value on the date of redemption, is allocated back to each class based on relative net assets and is deducted from the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees were removed as of October 17, 2013.

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Funds are described below in alphabetical order:

Concentration Risk

The Funds may focus their investments in instruments of only a few companies. The concentration of the Funds’ portfolio in any one obligor would subject the Funds to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Funds to a greater degree of risk with respect to economic downturns relating to such industry.

Counterparty Credit Risk

Counterparty credit risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Funds would record if its counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of their counterparties. To limit the counterparty credit risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Forward Foreign Currency Exchange Contracts Risk

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may use forward contracts to gain exposure to, or hedge against changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Funds. At the expiration of the contracts, the Funds realize the gain or loss. Upon entering into such contracts, the Funds bear the risk of exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the forward contracts and may realize a loss. With forwards, there is counterparty credit risk to the Funds because the forwards are not exchange-traded, and there is no clearinghouse to guarantee the forwards against default.

Futures Contracts Risk

The risks of entering into futures contracts include the possibilities that their markets may become illiquid and/or changes in the values of the contracts may not correlate to changes in the values of the underlying instruments.

Annual Report	77

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

Hedging Transactions Risk

Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Indemnification Risk

The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments in Foreign Markets Risk

Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Leverage Risk

Each of the Funds may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Restricted Securities Risk

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer

78	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.

Senior Loans Risk

The risk that the issuer or a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Funds’ returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. The Funds’ investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short-Selling Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Troubled, Distressed or Bankrupt Companies Risk

The Funds invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Funds. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Note 10. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended June 30, 2015, were as follows:

	U.S Government Securities(1)		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Long/Short Equity Fund	$—	$—	$3,268,776,210	$3,373,506,713
Long/Short Healthcare Fund	—	—	2,005,314,120	1,602,553,718
Floating Rate Opportunities Fund	—	—	511,176,113	586,972,764
Opportunistic Credit Fund	—	—	125,456,977	20,093,794

(1)	The Funds did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2015.

Note 11. Affiliated Issuers

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities.

Annual Report	79

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

The Long/Short Equity Fund held at least five percent of the outstanding voting securities of the following company during the year ended June 30, 2015:

			Market Value
Issuer	Shares at June 30, 2014	Shares at June 30, 2015	June 30, 2014	June 30, 2015	Affiliated Income	Purchases	Sales
Highland Energy MLP Fund (Registered Investment Companies)(1)	—	—	$—	$—	$429,727	$10,429,728	$9,062,242

	—	—	$—	$—	$429,727	$10,429,728	$9,062,242

(1)	No longer an affiliate as of June 30, 2015.

The Long/Short Healthcare Fund held at least five percent of the outstanding voting securities of the following companies during the year ended June 30, 2015:

			Market Value
Issuer	Shares at June 30, 2014	Shares at June 30, 2015	June 30, 2014	June 30, 2015	Affiliated Income	Purchases	Sales
Ritter Pharmaceuticals, Inc. (Common Stocks)	—	567,317	$—	$2,524,561	$—	$2,836,585	$—

	—	567,317	$—	$2,524,561	$—	$2,836,585	$—

The Floating Rate Opportunities Fund held at least five percent of the outstanding voting securities of the following companies during the year ended June 30, 2015:

			Market Value
Issuer	Shares at June 30, 2014	Shares at June 30, 2015	June 30, 2014	June 30, 2015	Affiliated Income	Purchases	Sales
Allenby (Common Stocks)	299,072	733,863	$—	$—	$—	$504,791	$—
CCS Medical, Inc. (Common Stocks)(1)	207,031	207,031	12,836	86,953	—	—	—
Claymore (Common Stocks)	1,517,681	2,254,761	—	—	—	737,080	—
Endurance Business Media, Inc. (Common Stocks)(1)	4,921	4,921	—	—	—	—	—
Highland/iBoxx Senior Loan, ETF (Exchange-Traded Funds)(1)	1,150,000	—	22,919,500	—	—	—	22,410,083
LLV Holdco, LLC (Common Stocks)	34,992	34,992	3,944,631	—	404,076	—	—
Nevada Land Group LLC (Common Stocks)	8	8	—	—	—	—	—

	3,213,705	3,235,576	$26,876,967	$86,953	$404,076	$1,241,871	$22,410,083

(1)	No longer an affiliate as of June 30, 2015.

For the year ended, June 30, 2015, the Opportunistic Credit Fund did not hold any affiliated securities.

Note 12. Unfunded Loan Commitments

As of June 30, 2015, the Floating Rate Opportunities Fund had unfunded loan commitments of $2,290,545, which could be extended at the option of the borrower, as detailed below:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
CCS Medical, Inc.	$2,290,545	$2,290,545	$—

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of June 30, 2015, the Floating Rate Opportunities Fund recognized net discount and unrealized depreciation on unfunded transactions of $0. The net change in unrealized appreciation/(depreciation) on unfunded transactions was $0.

During the year ended June 30, 2015, the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Opportunistic Credit Fund did not hold unfunded loan commitments.

Note 13. Reorganization

Effective July 1, 2014, all assets and liabilities of the Predecessor Fund were acquired by Highland Opportunistic Credit Fund pursuant to an Agreement and Plan of Reorganization dated July 1, 2014 (the “Fund Merger”). In the Fund Merger, shareholders of the Predecessor Fund received Class Z Shares of the Highland Opportunistic Credit Fund in exchange for Common Shares of the Predecessor Fund.

80	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

Because the Highland Opportunistic Credit Fund had no investment operations prior to the closing of the Fund Merger, and based on the similarity of the Highland Opportunistic Credit Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the Fund Merger for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Highland Opportunistic Credit Fund for periods prior to July 1, 2014 is that of the Predecessor Fund.

Mr. James Dondero, the current portfolio manager of the Opportunistic Credit Fund, also served as the portfolio manager of the Predecessor Fund since its inception on May 18, 2005.

Note 14. Legal Matters

Matters Relating to FRO’s Investment in TOUSA, Inc.

Floating Rate Opportunities Fund (“FRO”) is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff”), which are home building companies to which the Lenders loaned money through different lending facilities. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to void the transfers and other equitable relief. FRO and other Funds and accounts managed by the Investment Adviser and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The case went to trial, which concluded in August 2009. On October 13, 2009, the Bankruptcy Court ruled for the Plaintiff in the action and ordered the Defendants to return the proceeds received from the payoff of the term loan at par on July 31, 2007. The proceeds received by FRO totaled $4,000,000. Additionally, the court ordered the Defendants to pay simple interest on the amount returned at an annual rate of 9%. In November 2009, FRO and other Defendants filed appealed the decision from the Bankruptcy Court to the District Court. On December 22, 2009, FRO posted $5,310,479 (“Security”) with the Court. This amount was recorded in the Statement of Assets and Liabilities and the Statement of Operations.

On February 11, 2011, the District Court entered an order quashing all liability of the Lenders and declaring the remedies against the Lenders null and void. On May 15, 2012, the Eleventh Circuit Court of Appeal (“Eleventh Circuit”) issued its decision reversing the judgment of the District Court, affirming the liability findings of the Bankruptcy Court, and remanding to the District Court for further proceedings consistent with their opinion. Briefing has been completed at the District Court, but the case has been stayed pending the outcome of a related US Supreme Court case which could have a significant effect on the Tousa action. The US Supreme Court case was heard on January 14, 2014, and the Parties are awaiting the decision. FRO’s posted Security will be released upon a final appellate ruling.

Note 15. New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 with eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

Note 16. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events.

Annual Report	81

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Highland Funds I and Shareholders of Highland Long/ Short Equity Fund, Highland Long/ Short Healthcare Fund, Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Floating Rate Opportunities Fund and Highland Opportunistic Credit Fund (hereafter referred to as the “Funds”) (four of the funds constituting Highland Funds I) at June 30, 2015, and the results of each of their operations and their cash flows for the year then ended, the changes in each of their net assets for the years ended June 30, 2015 and June 30, 2014 and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments at June 30, 2015 by correspondence with the custodian, brokers and banks with whom the Funds own assignments in loans, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Dallas, Texas

August 28, 2015

82	Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2015	Highland Funds I

Tax Information

For shareholders that do not have a June 30, 2015 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2015 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2015, the following Funds are designating the following items with regard to distributions paid during the year.

Fund	Long-Term Capital Gain Designation	Corporate Dividends Received Deduction Percentage	Qualified Dividend Income Percentage (15% tax rate for QDI)	Qualifying Interest Income
Long/Short Equity Fund	$10,390,109	5.45%	6.16%	—%
Long/Short Healthcare Fund	2,457,358	3.18	3.38	—
Floating Rate Opportunities Fund	—	—	—	100
Opportunistic Credit Fund	—	—	—	—

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2015 through June 30, 2015, unless otherwise indicated.

This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of

Annual Report	83

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of own-

ing different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2015	Ending Account Value 6/30/2015	Annualized Expense Ratio(1)	Expenses Paid During the Period(2)	Actual Returns for Period
Long/Short Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,023.10	2.42%	$12.14	2.31%
Class C	1,000.00	1,018.90	3.04%	15.47	1.89%
Class Z	1,000.00	1,024.00	2.04%	10.46	2.40%
Hypothetical
Class A	$1,000.00	$1,025.80	2.42%	$24.11	5.00%
Class C	1,000.00	1,019.10	3.04%	30.69	5.00%
Class Z	1,000.00	1,029.10	2.04%	20.80	5.00%
Long/Short Healthcare Fund
Actual Fund Return
Class A	$1,000.00	$1,096.00	3.00%	$15.59	9.60%
Class C	1,000.00	1,092.50	3.57%	18.83	9.25%
Class Z	1,000.00	1,098.30	2.57%	13.65	9.83%
Hypothetical
Class A	$1,000.00	$1,020.00	3.00%	$29.80	5.00%
Class C	1,000.00	1,013.70	3.57%	35.94	5.00%
Class Z	1,000.00	1,023.70	2.57%	26.11	5.00%
Floating Rate Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,017.50	1.42%	$7.12	1.75%
Class C	1,000.00	1,014.70	1.89%	9.60	1.47%
Class Z	1,000.00	1,017.90	1.04%	5.34	1.79%
Hypothetical
Class A	$1,000.00	$1,035.80	1.42%	$14.25	5.00%
Class C	1,000.00	1,030.80	1.89%	19.19	5.00%
Class Z	1,000.00	1,039.40	1.04%	10.71	5.00%
Opportunistic Credit Fund
Actual Fund Return
Class A	$1,000.00	$997.50	1.26%	$6.24	-0.25%
Class C	1,000.00	994.90	1.75%	8.80	-0.51%
Class Z	1,000.00	999.20	0.89%	4.54	-0.08%
Hypothetical
Class A	$1,000.00	$1,037.40	1.26%	$12.63	5.00%
Class C	1,000.00	1,032.20	1.75%	17.78	5.00%
Class Z	1,000.00	1,040.80	0.89%	9.18	5.00%

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)	Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year, then divided by 365.

84	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Trustees and Officers

The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and birthdates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Name and Date of Birth	Position(s) with the Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	19	None	Significant experience on this and/or other boards of directors/ trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	19	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/ trustees; significant managerial and executive experience; significant experience as a management consultant.

Annual Report	85

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Terrence O. Jones (7/3/1963)	Trustee	Indefinite Term; Trustee since December 2013.	Chief Investment Officer, Banco Santander/Optimal Investments from November 2008 to April 2009; Founder and President, Battersby Capital Management LLC from January 2006 to November 2008; and Managing Director, Goldman Sachs Hedge Fund Strategies from December 2001 to December 2005.	19	SEI’s Advisor’s Inner Circle Fund III; Genworth Life Insurance Company of New York	Significant
experience in
the financial
industry;
significant
managerial
and
executive
experience,
including
experience
as founder
and
president of
an
investment
management
bank and as
chief
investment
officer of a
private
investment
firm;
experience
on other
boards of
directors.

86	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	19	Director of American Realty Capital Finance Trust, Inc.; Director of KC Concessions, Inc.; Trustee of American AR Capital Real Estate Fund; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors; Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc.; Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	87

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustees[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	19	None	Significant
experience in the
financial industry;
significant
managerial and
executive
experience,
including
experience as
president, chief
executive officer or
chief restructuring
officer of five
telecommunication
firms; experience
on another board
of directors.

Interested Trustees

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Principal Executive Officer	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President since June 2012 and Principal Executive Officer since June 2012.	Trustee of the Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary of NHF from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF since May 2015; Executive Vice President and Principal Executive Officer of HFI and HFII since May 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 to May 2015 and Secretary of HFI and HFII from November 2010 to May 2015.	19	None	Significant
experience in the
financial industry;
significant
executive
experience
including current
and past service as
an officer of funds
in the Highland
Fund Complex;
significant
administrative and
managerial
experience.

1	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
3	Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Funds. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of Highland Capital Management, L.P. (“HCM”) until his resignation in November 2014. Mr. Honis is entitled to receive aggregate severance and/or deferred compensation payments from Highland Capital of NY, Inc. (“HCNY”), an affiliated person of the Adviser, of approximately $3.4 million. Mr. Honis also serves as director of two companies, American HomePatient, Inc. and Turtle Bay Resort, LLC, which are controlled by clients of HCM, an affiliate of the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from American HomePatient, Inc. and Turtle Bay Resort, LLC for his services as director was $130,000.
4	Mr. Powell is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with HCMFA.

88	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Secretary, Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Secretary, Principal Financial Officer and Principal Accounting Officer since May 2015	Chairman of the Board, Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of HFI and HFII since May 2015; Principal Financial Officer and Principal Accounting Officer of HFI since November 2010 and of Highland Funds II since February 2011; Treasurer of HFI from November 2010 until May 2015 and of HFII from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Principal Executive Officer	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer since June 2012.	Trustee of the Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary of NHF from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF since May 2015; Executive Vice President and Principal Executive Officer of HFI and HFII since May 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 to May 2015 and Secretary of HFI and HFII from November 2010 to May 2015.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of Highland Capital Management, L.P. from November 2011 until April 2012; Treasurer Highland Capital Management, L.P. since April 2012; Assistant Treasurer of Highland Capital Management Fund Advisors, L.P. from December 2011 until October 2012; Treasurer of Highland Capital Management Fund Advisors, L.P. since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NexPoint Credit Strategies Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Director of Product Strategy at HCMFA since May 2014; Assistant Treasurer of NHF, HFI and HFII since November 2012; Secretary of NexPoint Capital, Inc. since 2014; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

Annual Report	89

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Opportunistic Credit Fund, Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Floating Rate Opportunities Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

90	Annual Report

THIS PAGE LEFT BLANK INTENTIONALLY

THIS PAGE LEFT BLANK INTENTIONALLY

THIS PAGE LEFT BLANK INTENTIONALLY

Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Funds I	Annual Report, June 30, 2015

www.highlandfunds.com	HLC-HFI-AR-0615

Highland Funds I

Highland/iBoxx Senior Loan ETF

Highland HFR Global ETF

Highland HFR Event-Driven ETF

Highland HFR Equity Hedge ETF

Annual Report

June 30, 2015

Highland Funds I

Highland/iBoxx Senior Loan ETF

Highland HFR Global ETF

Highland HFR Event-Driven ETF

Highland HFR Equity Hedge ETF

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2015	Highland/iBoxx Senior Loan ETF

Highland/iBoxx Senior Loan ETF

Growth of Hypothetical $10,000 Investment

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified. Senior loans are subject to risk of non-payment of scheduled interest and/or principal. Please refer to Note 7, Disclosure of Significant Risks and Contingencies, for more information.

	Average Annual Total Returns
	1 Year	Since Inception*
Highland/iBoxx Senior Loan ETF	0.09%	3.12%
Markit iBoxx USD Liquid Leveraged Loan Index	0.55%	3.29%

*	Since November 6, 2012, returns have been annualized.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our web site at www.highlandfunds.com.

The Fund’s Investment Adviser has voluntarily agreed to waive a portion of its advisory fee or reimburse expenses. Such waivers and reimbursements may be terminated at any time. The performance quoted would have been lower if these waivers had not been in effect.

The total annual fund operating expenses as reported in the Fund’s most recent Prospectus is 0.92%. The Fund’s Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2015, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2015	Highland/iBoxx Senior Loan ETF

Performance Overview

As an index fund, the Highland/iBoxx Senior Loan ETF (the “Fund”) is passively managed and attempts to track the risk and return profile of the underlying index. The Fund seeks to provide investment results that correspond (before fees and expenses) to the price and yield of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Index”). For the twelve month period ended June 30, 2015, the Fund’s net asset value returned 0.09% while the market price was up 0.35%. Over the same period, the Fund’s benchmark, the Markit iBoxx USD Liquid Leveraged Loan Index, returned 0.55% and the Markit iBoxx Liquid High Yield Index was down -1.21%.

Manager’s Discussion

The twelve months ending June 30, 2015 marked a period of bond market volatility as investment grade corporate and government bonds vacillated in anticipation of pending Fed action. This runs counter to the last thirty years, during which rate risk was largely subservient to credit risk. Senior bank loans are below investment grade credit quality, which has historically made them more susceptible to market risk. The asset class reflected the ebb and flow of market risk premiums during the trailing twelve months. The fixed income market reacted more negatively towards credit risk versus rate risk in 2014 while reacting more negatively towards rate risk versus credit risk — in the last quarter of the period. The second half of 2014 experienced a mini correction with the Markit iBoxx USD Liquid Leveraged Loan Index falling 1.53% from June 2014 to December 2014. This was largely a function of record outflows from retail loan funds, collapsing oil prices and generally weaker conditions in the capital markets and specifically risk assets. However, from January to June of 2015, the index returned a positive 1.64%. Longer duration credit investments have experienced a rocky 2015 thus far as the market has braced itself for a potential rate increase in the second half of 2015. During the last quarter of the period, the Barclays Capital U.S. Aggregate Bond Index dropped 1.68% and the U.S. Investment Grade Corporate Index dropped 3.16%. This is reflective of a market that is on edge awaiting a change in the US Fed’s zero rate policy and more importantly how the market will react to a policy change.

Loan market technicals were weak for the last two quarters of 2014 with new issue supply of approximately $90 billion while retail fund flows were decidedly negative. However, during the first two quarters of 2015 the market turned as there was a weak new issue supply combined with a stable $30 billion in quarterly CLO issuance and slightly negative mutual fund flows.

With regards to diversification, the Fund is currently invested in approximately 115 issuers across 20 industries. In terms of credit quality, at June 30, 2015 the Fund’s assets were allocated 1.1% BBB, 36.1% BB, 53.6% B, and 6.4% allocated towards CCC or below.1

The default environment was benign with a trailing twelve month rate of 1.24% by dollar amount outstanding and 0.81% by number of outstanding. This occurred after a spike in default rates in 2014 thanks to the long expected Chapter 11 bankruptcy filing of Energy Futures Holdings.2 Today’s default rates remain well below historical averages of 3.2% by amount and 2.9% by number. We believe the timing of the next default spike is expected to coincide with an economic downturn. The US economy appears to be stuck in an unspectacular yet sustainable 2% growth range for the foreseeable future. However, equity forecasters believe that corporate America’s earnings engine will, outside the energy sector, remain in gear. This bodes relatively well for contractual asset classes like bank loans that may deliver an annualized return of a potentially increasing coupon rate while having a reasonable expectation of principal repayment upon maturity. Absent an external shock driving risk markets lower, we remain constructive on the near-term credit outlook driven by a short watch-list of possible troubled credits, scarce near-term maturities, plentiful liquidity, and the fact that issuers continue to post solid cash flow growth.3 Overall, we believe the outlook for bank loans remains positive and that valuations are attractive relative to other fixed income alternatives, given the seniority, security, and floating rate nature of the asset class.

We thank you for your investment in the Fund.

Ethan Powell

[1]	S&P Capital IQ LCD Quarterly Review, Second Quarter 2014
[2]

Quality is calculated as a percentage of total senior loans. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying loans in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

[3]	Source: S&P Capital IQ LCD Quarterly Review, First Quarter 2014

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2015	Highland/iBoxx Senior Loan ETF

Collateralized Loan Obligations (CLOs) may be subject to collateral and recovery rate risks due to credit quality and limited market liquidity.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage backed securities, with maturities of more than 1 year. It is not possible to invest directly in an index.

The U.S. Investment Grade Corporate Index is a rules-based, market-value-weighted index engineered to measure the investment-grade USD fixed-rate securities market. The major components of the index are the U.S. Government Bond Index, U.S. Corporate Bond Index and MBS Bond Index. To be included in the index, a security must have a minimum par amount of $250 million and have a maturity of greater than 1 year at rebalancing.

The Markit iBoxx USD Liquid Leveraged Loan Index has been licensed for use by Highland Capital Management. The Highland iBoxx Senior Loan ETF is not sponsored, endorsed, issued, sold, or promoted by the Markit iBoxx USD Liquid Leveraged Loan Index, nor does this company make any representations regarding the advisability of investing in the Highland iBoxx Senior Loan ETF.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For most recent performance figures, please call a representative at 1-855-799-4757 or visit our website at www.highlandfunds.com.

Annual Report	3

FUND PROFILE (unaudited)

Highland/iBoxx Senior Loan ETF

Objective

Highland/iBoxx Senior Loan ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index.

Net Assets as of June 30, 2015

$324.4 million

Portfolio Data as of June 30, 2015

The information below provides a snapshot of Highland/iBoxx Senior Loan ETF at the end of the reporting period.

Quality Breakdown as of 6/30/15 (%)*
BBB	1.1
BB	36.1
B	53.6
CCC	6.4
Not Rated	2.8

Top 5 Sectors as of 6/30/15 (%)*
Media/Telecommunications	13.9
Information Technology	12.8
Service	12.4
Healthcare	10.3
Gaming/Leisure	8.1

Top 10 Holdings as of 6/30/15 (%)*
Asurion, LLC (Incremental Tranche B-1 Term Loan)	2.4
iHeartCommunications, Inc. (Tranche D Term Loan)	2.0
Hilton Worldwide Finance (Initial Term Loan)	2.0
FMG Resources (August 2006) (FMG America Finance, Inc.)	1.9
Albertson’s LLC (Term B-4 Loan)	1.9
Texas Competitive Electric Holdings Company, LLC (2017 Term Loan (Extending))	1.8
DaVita HealthCare Partners, Inc. (Tranche B Term Loan)	1.7
Dell International, LLC (Term B-2 Loan)	1.7
Avago Technologies Cayman Ltd. (Term Loan)	1.7
Univision Communications, Inc. (Replacement First-Lien Term Loan)	1.6

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 7, Disclosure of Significant Risks and Contingencies, for more information.

*	Quality is calculated as a percentage of total senior loans. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings are subject to change.

4	Annual Report

FUND PROFILE (unaudited)

Highland HFR Global ETF

Objective

Highland HFR Global ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the HFRL Global Index.

Net Assets as of June 30, 2015

$9.8 million

Portfolio Data as of June 30, 2015

The information below provides a snapshot of Highland HFR Global ETF at the end of the reporting period.

Sectors as of 6/30/2015 (%)(1)	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	17.5	(3.1)	14.4
Consumer Staples	4.1	(2.0)	2.1
Energy	5.0	0.0	5.0
Financials	12.2	(2.9)	9.3
Health Care	14.0	(9.9)	4.1
Industrials	13.8	0.0	13.8
Information Technology	18.1	(1.9)	16.2
Materials	4.9	0.0	4.9
Telecommunication Services	14.0	(2.1)	11.9
Exchange-Traded Funds	11.8	(20.4)	(8.6)

Top 5 Holdings as of 6/30/15 (%)(1) Long Securities		Short Securities
LinkedIn Corp.	3.6	Dollar Tree, Inc.	(2.1)
RR Donnelley & Sons Co.	3.4	AT&T, Inc.	(2.1)
SunGard Data Systems, Inc.	3.0	SPDR S&P Retail ETF	(2.1)
Kinetic Concepts, Inc.	3.0	iShares Russell 2000 ETF	(2.0)
Hertz Corp.	3.0	SPDR Barclays 1-3 Month T-Bill	(2.0)

The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 7, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Long and short sectors and securities are calculated as a percentage of total net assets.

Annual Report	5

FUND PROFILE (unaudited)

Highland HFR Event-Driven ETF

Objective

Highland HFR Event-Driven ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the HFRL Event-Driven Index.

Net Assets as of June 30, 2015

$9.8 million

Portfolio Data as of June 30, 2015

The information below provides a snapshot of Highland HFR Event-Driven ETF at the end of the reporting period.

Sectors as of 6/30/2015 (%) (1)	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	27.3	(3.0)	24.3
Consumer Staples	6.1	(2.2)	3.9
Energy	10.4	(2.3)	8.1
Financials	8.3	(2.6)	5.7
Health Care	13.7	(0.4)	13.3
Industrials	11.4	(0.7)	10.7
Information Technology	3.2	(0.0)	3.2
Materials	19.0	(0.7)	18.3
Service	2.0	(0.0)	2.0
Telecommunication Services	0.0	(5.2)	(5.2)
Exchange-Traded Funds	0.0	(20.6)	(20.6)

Top 5 Holdings as of 6/30/15 (%)(1) Long Securities		Short Securities
DIRECTV	7.7	SPDR S&P 500 ETF Trust	(9.9)
AbbVie, Inc	5.5	AT&T, Inc.	(5.2)
American Realty Capital Properties, Inc	4.1	iShares Russell 2000 ETF	(3.3)
Allergan	4.0	Reynolds American, Inc	(2.2)
OM Group, Inc	3.9	iShares Russell 2000 Value ETF	(1.9)

The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 7, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Long and short sectors and securities are calculated as a percentage of total net assets.

6	Annual Report

FUND PROFILE (unaudited)

Highland HFR Equity Hedge ETF

Objective

Highland HFR Equity Hedge ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the HFRL Equity Hedge Index.

Net Assets as of June 30, 2015

$9.9 million

Portfolio Data as of June 30, 2015

The information below provides a snapshot of Highland HFR Equity Hedge ETF at the end of the reporting period.

Sectors as of 6/30/2015 (%) (1)	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	11.9	(1.6)	10.3
Consumer Staples	0.4	(0.0)	0.4
Energy	4.6	(0.0)	4.6
Financials	15.4	(0.0)	15.4
Health Care	20.3	(1.0)	19.3
Industrials	12.0	(0.9)	11.1
Information Technology	14.7	(0.0)	14.7
Materials	2.2	(0.0)	2.2
Telecommunication Services	0.5	(0.0)	0.5
Exchange-Traded Funds	1.6	(18.0)	(16.4)

Top 5 Holdings as of 6/30/15 (%)(1) Long Securities		Short Securities
Williams Co., Inc	2.3	iShares Russell 2000 ETF	(3.1)
Hilltop Holdings, Inc	2.2	Health Care Select Sector SPDR Fund	(3.0)
American International Group, Inc	2.1	SPDR S&P 500 ETF Trust	(3.0)
Citigroup, Inc	2.1	iShares Nasdaq Biotechnology ETF	(2.0)
Biogen, Inc	2.1	iShares Core S&P Small-Capital ETF	(2.0)

The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 7, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Long and short sectors and securities are calculated as a percentage of total net assets.

Annual Report	7

FINANCIAL STATEMENTS

June 30, 2015

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the class’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

8	Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2015	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)
US Senior Loans (a) - 83.3%

AEROSPACE - 1.4%
3,580,188	TransDigm, Inc. Tranche C Term Loan, 3.750%, 02/28/20	3,558,420
994,975	TransDigm Inc. Tranche D Term Loan, 3.750%, 06/04/21	988,816

		4,547,236

AUTOMOTIVE - 2.1%
2,981,853	Federal-Mogul Corporation Tranche C Term Loan (2014), 4.750%, 04/15/21	2,956,701
3,970,000	Gates Global, LLC Initial Dollar Term Loan, 4.251%, 07/03/21	3,915,691

		6,872,392

BROADCASTING - 5.3%
1,250,000	CBS Outdoor Americas Capital LLC Term Loan, 3.000%, 01/31/21	1,248,731
1,967,406	Charter Communications Operating, LLC Term E Loan, 3.000%, 07/01/20	1,948,558
1,958,644	Charter Communications Operating, LLC Term F Loan, 3.000%, 01/03/21	1,937,667
7,000,000	iHeartCommunications, Inc. Tranche D Term Loan, 6.935%, 01/30/19	6,485,360
2,000,000	iHeartCommunications, Inc. Tranche E Term Loan, 3.500%, 07/30/19 (b)	1,876,940
2,000,524	Numericable U.S., LLC Dollar Denominated Tranche B-1 Loan, 4.500%, 04/23/20	2,008,026
1,730,726	Numericable U.S., LLC Dollar Denominated Tranche B-2 Loan, 4.500%, 04/23/20	1,737,216

		17,242,498

CABLE/WIRELESS VIDEO - 0.5%
1,498,440	CSC Holdings, LLC Term B Loan, 2.685%, 04/17/20	1,485,329

CHEMICALS - 4.2%
3,331,566	Axalta Coating Systems U.S. Holdings, Inc. Refinanced Term B Loan, 3.750%, 02/01/20	3,332,199
3,580,988	Ineos US Finance, LLC 2020 Dollar Term Loan, 2.750%, 12/15/20	3,563,835

Principal Amount ($)		Value ($)

CHEMICALS (continued)
316,591	Macdermid, Incorporated Tranche B-2 Term Loan, 4.750%, 06/07/20	318,399
1,989,796	PQ Corporation 2014 Term Loan, 4.000%, 08/07/17	1,990,761
4,379,068	Univar, Inc. Term B Loan, 5.001%, 06/30/17	4,380,732

		13,585,926

ENERGY - 1.8%
1,000,000	Energy Transfer Equity, L.P. Loan, 3.250%, 12/02/19	993,505
4,250,000	Fieldwood Energy LLC Closing Date Loan (Second Lien), 8.377%, 09/30/20 (b)	3,274,498
1,000,000	Peabody Energy Corporation Term Loan, 4.251%, 09/24/20 (b)	843,280
1,600,000	Samson Investment Company Tranche 1 Term Loan (Second Lien), 5.000%, 09/25/18 (b)	639,064

		5,750,347

FINANCIAL - 0.8%
2,714,394	Hub International Limited Initial Term Loan, 4.000%, 10/02/20	2,698,284

FOOD & DRUG - 2.6%
498,750	Albertson’s LLC Term B-2 Loan, 5.375%, 03/21/19 (b)	501,338
5,985,000	Albertson’s LLC Term B-4 Loan, 5.501%, 08/25/21	6,022,137
2,013,954	Supervalu, Inc. New Term Loan, 4.501%, 03/21/19	2,020,369

		8,543,844

FOOD/TOBACCO - 0.5%
1,213,987	Pinnacle Foods Finance, LLC New Term Loan G, 3.000%, 04/29/20	1,210,783
491,866	Pinnacle Foods Finance, LLC Tranche H Term Loan, 3.000%, 04/29/20	490,498

		1,701,281

FOREST PRODUCTS/CONTAINERS - 2.2%
1,969,786	Berry Plastics Corporation Term D Loan, 3.500%, 02/08/20	1,963,630
1,593,663	Berry Plastics Corporation Term E Loan, 3.750%, 01/06/21	1,591,009

See accompanying Notes to Financial Statements.	9

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

FOREST PRODUCTS/CONTAINERS (continued)
3,531,028	Reynolds Group Holdings, Inc. Incremental U.S. Term Loan, 4.501%, 12/31/18	3,547,589

		7,102,228

GAMING/LEISURE - 6.4%
3,959,937	Caesars Entertainment Resort Properties, LLC Term B Loan, 7.000%, 10/11/20 (b)	3,613,443
6,450,240	Hilton Worldwide Finance Initial Term Loan, 3.500%, 10/25/20	6,460,334
3,463,690	Las Vegas Sands, LLC Term B Loan, 3.250%, 12/19/20 (b)	3,451,879
2,727,119	MGM Resorts International Term B Loan, 3.500%, 12/20/19	2,712,801
492,500	Mohegan Tribal Gaming Authority Term B Loan, 5.501%, 11/19/19	490,769
1,994,513	Station Casinos, LLC B Term Loan, 5.000%, 03/02/20 (b)	1,996,647
1,982,974	WMG Acquisitions Corporation Tranche B Refinancing Term Loan, 3.750%, 07/01/20	1,958,038

		20,683,911

HEALTHCARE - 7.1%
1,496,222	AmSurg Corp. Initial Term Loan, 3.750%, 07/16/21 (b)	1,500,478
1,994,963	Catalent Pharma Solutions, Inc. Dollar Term Loan, 4.250%, 05/20/21 (b)	2,000,509
5,456,165	DaVita HealthCare Partners, Inc. Tranche B Term Loan, 3.500%, 06/24/21	5,466,068
3,702,980	HCA, Inc. Tranche B-4 Term Loan, 3.026%, 05/01/18	3,706,776
3,013,364	HCA, Inc. Tranche B-5 Term Loan, 2.935%, 03/31/17	3,016,574
3,491,139	Kinetic Concepts, Inc. Dollar Term E-1 Loan, 4.500%, 05/04/18 (b)	3,509,572
819,672	Life Time Fitness, Inc. Closing Date Term Loan, 3.250%, 06/03/22	814,857
2,834,517	MPH Acquisition Holdings, LLC Initial Term Loan, 3.750%, 03/31/21	2,821,861
295,811	Surgery Center Holdings, Inc. Initial Term Loan (First Lien), 5.251%, 07/24/20	296,365

		23,133,060

Principal Amount ($)		Value ($)

INFORMATION TECHNOLOGY - 11.1%
478,586	Applied Systems, Inc. Initial Term Loan (First Lien), 4.250%, 01/23/21	478,526
1,149,096	Avaya, Inc. Replacement Term B-6 Loan, 6.500%, 03/31/18	1,145,746
2,111,693	Avaya, Inc. Term B-3 Loan, 4.685%, 10/26/17	2,099,625
4,217,427	BMC Software Finance, Inc. Initial US Term Loan, 5.000%, 09/10/20 (b)	3,982,179
1,960,076	CDW, LLC Term Loan, 3.250%, 04/29/20	1,947,346
5,443,605	Dell International, LLC Term B-2 Loan, 3.250%, 04/29/20 (b)	5,453,322
1,704,482	Dell International, LLC Term C Loan, 3.750%, 10/29/18	1,706,707
4,190,648	Freescale Seminconductor, Inc. Tranche B-4 Term Loan, 4.250%, 02/28/20	4,197,918
3,654,115	Infor (US), Inc. Tranche B-5 Term Loan, 3.750%, 06/03/20	3,611,106
1,202,143	Rovi Solutions Corporation Term B Loan, 3.750%, 06/30/21	1,195,946
2,985,000	Scientific Games International, Inc. Initial Term B-2 Loan, 6.000%, 10/01/21	2,987,254
1,818,182	SS&C Technologies Holdings, Inc. Term Loan B1, 4.000%, 06/29/22 (b)	1,809,091
2,277,507	TWCC Holding Corp. Term B-1 Loan, 5.001%, 02/13/20 (b)	2,252,591
2,958,140	Zebra Technologies Corporation Initial Term Loan, 4.751%, 10/27/21 (b)	2,995,131

		35,862,488

MANUFACTURING - 2.0%
2,960,508	Gardner Denver, Inc. Initial Dollar Term Loan, 4.250%, 07/30/20	2,892,876
2,992,386	Rexnord, LLC/RBS Global, Inc. Term B Loan, 4.000%, 08/21/20 (b)	2,988,226
493,750	Southwire Company, LLC Initial Term Loan, 3.250%, 02/22/21	492,308

		6,373,410

MEDIA/TELECOMMUNICATIONS - 10.8%
733,646	Affinion Group, Inc. Tranche B Term Loan, 6.750%, 04/30/18	704,645

10	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

MEDIA/TELECOMMUNICATIONS (continued)
492,443	AMC Entertainment, Inc. Initial Term Loan, 3.500%, 04/30/20	491,397
3,656,602	Cequel Communications, LLC Term Loan, 3.500%, 02/14/19	3,649,490
3,457,412	Crown Castle Operating Company Extended Incremental Tranche B-2 Term Loan, 3.000%, 01/31/21	3,443,357
391,000	Fairpoint Communications, Inc. Term Loan, 7.502%, 02/14/19	394,972
2,577,184	Getty Images, Inc. Initial Term Loan, 4.751%, 10/18/19	1,916,459
1,735,602	Go Daddy Operating Company, LLC Initial Term Loan, 4.500%, 05/13/21	1,739,264
5,000,000	Intelsat Jackson Holdings Tranche B-2 Term Loan, 3.750%, 06/30/19	4,969,275
2,000,000	Level 3 Financing, Inc. Tranche B-II 2022 Term Loan, 3.500%, 05/31/22	1,988,960
678,825	MTL Publishing, LLC Term B-2 Loan, 3.750%, 06/29/18	679,039
2,229,981	SBA Senior Finance II, LLC Incremental Tranche B-1 Term Loan, 3.250%, 03/24/21	2,211,863
1,719,986	Univision Communications, Inc. 2013 Incremental Term Loan, 4.000%, 03/01/20	1,710,010
5,328,810	Univision Communications, Inc. Replacement First-Lien Term Loan, 4.000%, 03/01/20	5,294,546
2,861,615	Virgin Media Investment Holdings Limited F Facility, 3.500%, 06/30/23	2,837,778
3,055,480	Zayo Group, LLC Term Loan, 4.000%, 07/02/19	3,034,672

		35,065,727

METALS/MINERALS - 0.6%
2,992,306	Arch Coal, Inc. Term Loan, 6.250%, 05/16/18	2,063,300

RETAIL - 5.8%
2,071,425	Academy, Ltd. Initial Term Loan (2012), 4.501%, 08/03/18	2,074,573
1,478,687	American Builders & Contractors Supply Company, Inc. Term B Loan, 3.500%, 04/16/20	1,474,621

Principal Amount ($)		Value ($)

RETAIL (continued)
2,221,903	BJ’s Wholesale Club New 2013 (November) Replacement Loan (First Lien), 4.501%, 09/26/19	2,223,148
957,155	Burlington Coat Factory Warehouse Corporation Term B-3 Loan, 4.250%, 08/13/21	959,021
500,000	Gymboree Corporation Term Loan, 5.001%, 02/23/18 (b)	358,750
4,946,013	J.C. Penney Corporation, Inc. Loan, 6.000%, 05/22/18 (b)	4,942,477
4,707,359	Neiman Marcus Group, Inc. Other Term Loan, 4.251%, 10/25/20	4,686,223
1,500,000	Party City Holdings, Inc. 2014 Replacement Term Loan, 4.000%, 07/27/19 (b)	1,500,352
663,129	PVH Corp. Tranche B Term Loan, 3.250%, 02/13/20	667,343

		18,886,508

SERVICE - 11.2%
2,668,835	ADS Waste Holdings, Inc. Initial Tranche B-2 Term Loan, 3.750%, 10/09/19	2,640,479
2,897,097	Advantage Sales & Marketing Inc. Initial Term Loan (First Lien), 4.250%, 07/25/21	2,888,043
929,191	Aecom Technology Corporation Term B Commitment, 3.750%, 10/15/21	932,211
7,742,440	Asurion, LLC Incremental Tranche B-1 Term Loan, 5.000%, 05/24/19 .	7,770,932
1,994,937	Brand Energy & Infrastructure Services, Inc Initial Term Loan, 4.750%, 11/26/20	1,952,903
2,488,662	Brickman Group Ltd. LLC Initial Term Loan (First Lien), 4.000%, 12/18/20	2,476,604
1,250,000	First Data Corporation 2017 Second New Dollar Term Loan, 3.685%, 03/24/17	1,247,850
3,000,000	First Data Corporation 2018 New Dollar Term Loan, 3.669%, 03/24/18 (b)	2,993,835
4,000,000	First Data Corporation 2018B Second New Term Loan, 3.685%, 09/24/18	3,994,640
1,974,747	Hertz Corporation Tranche B-2 Term Loan, 3.500%, 03/11/18	1,966,602
3,234,678	Servicemaster Company, LLC Initial Term Loan, 4.250%, 07/01/21 (b)	3,239,741
517,933	Waste Industries USA Inc. Initial Term Loan, 4.251%, 02/20/20	520,038

See accompanying Notes to Financial Statements.	11

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

SERVICE (continued)
3,175,275	Weight Watchers International, Inc. Initial Tranche B-2 Term Loan, 4.000%, 04/02/20	1,540,612
2,315,620	West Corporation Term B-10 Loan, 3.250%, 06/30/18	2,312,887

		36,477,377

TRANSPORTATION - 3.0%
4,936,460	FCA US LLC Term Loan B, 3.500%, 05/24/17	4,936,189
2,468,750	FCA US LLC Tranche B Term Loan, 3.250%, 12/31/18	2,466,861
1,618,253	MPG Holdco I Inc. Initial Term Loan, 3.750%, 10/20/21	1,617,614
742,424	US Airways, Inc. Tranche B-1 Term Loan (Consenting), 3.500%, 05/23/19	741,611

		9,762,275

UTILITY - 3.9%
3,202,875	NRG Energy, Inc. Term Loan (2013), 2.750%, 07/01/18	3,181,912
6,000,000	Texas Competitive Electric Holdings Company, LLC 2014 Term Loan (Non-Extending), 4.668%, 08/21/15	3,421,050
10,250,000	Texas Competitive Electric Holdings Company, LLC 2017 Term Loan (Extending), 4.668%, 10/10/17 (b)	5,928,703

		12,531,665

	Total US Senior Loans (Cost $276,866,560)	270,369,086

Foreign Domiciled Senior Loans (a) - 16.8%

AUSTRALIA - 2.5%
USD
2,000,000	Aristocrat Leisure Limited Initial Term Loan, 4.750%, 10/20/21 (b)	2,011,420
6,982,233	FMG Resources (August 2006) (FMG America Finance, Inc.) Loan, 3.750%, 06/30/19 (b)	6,217,365

		8,228,785

CANADA - 3.4%
USD
2,990,137	1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) Term B-2 Loan, 2.750%, 12/10/21	2,991,587

Principal Amount ($)		Value ($)

CANADA (continued)
627,143	Bombardier Recreational Products, Inc. Term B Loan, 4.000%, 01/30/19	627,770
1,001,351	Hudson’s Bay Company Initial Term Loan (First Lien), 4.751%, 11/04/20	1,005,232
737,695	Husky Injection Molding Systems, Ltd. New Term Loan, 4.251%, 06/30/18	735,238
498,709	MEG Energy Corp. New Term Loan, 3.750%, 03/31/20 (b)	489,223
1,000,000	Valeant Pharmaceuticals International, Inc. Series D2 Term Loan B, 3.500%, 02/13/19	998,905
4,093,177	Valeant Pharmaceuticals International, Inc. Series E1 Tranche B Term Loan, 3.000%, 08/05/20	4,082,474

		10,930,429

CAYMAN ISLANDS - 1.7%
USD
5,388,368	Avago Technologies Cayman Ltd. Term Loan, 3.750%, 05/06/21	5,403,025

GERMANY - 0.6%
USD
1,989,987	Springer SBM Two GmbH Initial Term B9 Loan, 4.750%, 08/14/20	1,990,614

IRELAND - 1.6%
USD
5,206,712	Grifols Worldwide Operations Limited U.S. Tranche B Term Loam, 3.186%, 02/27/21	5,210,851

LUXEMBOURG - 3.7%
USD
1,500,000	Altice Financing S.A. Dollar Denominated Tranche Loan, 5.250%, 02/04/22 (b)	1,510,627
4,991,193	Delta 2 (Lux) S.a r.l Facility B3 (USD), 4.751%, 04/30/19	4,969,357
1,779,981	Mallinckrodt International Finance S.A. Initial Term B Loan, 3.250%, 03/19/21	1,774,419
3,889,545	Travelport Finance (Luxembourg) S.a.r.l Initial Term Loan, 5.750%, 08/15/21	3,903,781

		12,158,184

12	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (concluded)

As of June 30, 2015	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

Foreign Domiciled Senior Loans (continued)

MARSHALL ISLANDS - 1.5%
USD
377,121	Drillships Financing Holding, Inc. (Ocean Rig) Tranche B-1 Term Loan, 6.001%, 03/31/21	309,552
1,240,625	Drillships Ocean Ventures Inc. Term Loan, 5.501%, 07/18/21	1,060,734
4,486,089	Seadrill Operating L.P. (Seadrill Partners Finco LLC) Initial Term Loan, 4.000%, 02/21/21 (b)	3,408,037

		4,778,323

NETHERLANDS - 1.8%
USD
2,729,375	Amaya Holdings B.V. Initial Term B Loan (First Lien), 5.001%, 08/01/21	2,730,399
1,568,661	Tronox Pigments BV New Term Loan, 4.250%, 03/19/20	1,571,413
1,250,000	UPC Financing Partnership Facility AH, 3.250%, 06/30/21	1,234,594
92,447	Ziggo B.V. US$ B1 Facility, 3.500%, 01/15/22	91,511
59,574	Ziggo B.V. US$ B2 Facility, 3.500%, 01/15/22	58,971
97,979	Ziggo B.V. US$ B3 Facility, 3.500%, 01/15/22	96,987

		5,783,875

	Total Foreign Domiciled Senior Loans (Cost $55,089,681)	54,484,086

Total Investments - 100.1%		324,853,172

(Cost $331,956,241)
Other Assets & Liabilities, Net - (0.1)%		(482,322)

Net Assets - 100.0%		324,370,850

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland/iBoxx Senior Loan ETF (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise denoted as a fixed rate loan, all senior loans carry a variable interest rate.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2015. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

LLC	Limited Liability Company
L.P.	Limited Partnership
Ltd.	Limited
USD	United States Dollars

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Chemicals	0.5%
Energy	1.6%
Financial	0.5%
Food/Tobacco	0.9%
Gaming/Leisure	1.7%
Healthcare	3.2%
Information Technology	1.7%
Manufacturing	0.2%
Media/Telecommunications	3.1%
Metals/Minerals	1.9%
Retail	0.3%
Service	1.2%

16.8%

See accompanying Notes to Financial Statements.	13

INVESTMENT PORTFOLIO

As of June 30, 2015	Highland HFR Global ETF

Principal Amount ($)		Value ($)

Corporate Bonds - 48.2%

CONSUMER DISCRETIONARY - 9.0%
272,000	FCA US LLC 8.250%, 06/15/21	297,160
192,000	Marina District Finance Co., Inc 9.875%, 08/15/18	198,000
186,000	Neiman Marcus Group Ltd. 8.000%, 10/15/21 (a)	195,765
186,000	Party City Holdings, Inc 8.875%, 08/01/20	198,555

		889,480

CONSUMER STAPLES - 2.5%
240,000	Rite Aid Corp. 6.125%, 04/01/23 (a)	247,200

FINANCIALS - 2.1%
201,000	Jefferies Finance LLC 7.500%, 04/15/21 (a)	201,472

HEALTH CARE - 3.0%
279,000	Kinetic Concepts, Inc 10.500%, 11/01/18	297,838

INDUSTRIALS - 8.5%
189,000	ADS Waste Holdings, Inc 8.250%, 10/01/20	195,615
288,000	Hertz Corp. 7.500%, 10/15/18	297,720
300,000	RR Donnelley & Sons Co. 7.625%, 06/15/20	337,500

		830,835

INFORMATION TECHNOLOGY - 9.6%
262,000	First Data Corp. 11.750%, 08/15/21	295,405
350,000	LinkedIn Corp. 0.500%, 11/01/19 (a)(b)	351,752
288,000	SunGard Data Systems, Inc 7.375%, 11/15/18	298,584

		945,741

TELECOMMUNICATION SERVICES - 13.5%
200,000	Altice Finco S.A. MTN (Luxembourg) 7.625%, 02/15/25 (a)	192,500
185,000	Level 3 Financing, Inc 8.625%, 07/15/20	197,709
253,000	Sprint Corp. 7.625%, 02/15/25	238,452
281,000	Univision Communications, Inc 8.500%, 05/15/21 (a)	295,753
187,000	WideOpenWest Finance LLC 10.250%, 07/15/19	199,623
200,000	Wind Acquisition Finance S.A. (Luxembourg) 7.375%, 04/23/21 (a)	202,750

		1,326,787

	Total Corporate Bonds (Cost $4,821,855)	4,739,353

Shares		Value ($)

Common Stock - 49.0%

CONSUMER DISCRETIONARY - 6.6%
4,399	ClubCorp Holdings, Inc (e)	105,048
3,215	Diamond Resorts International, Inc (c)(e)	101,433
2,746	DIRECTV (c)(e)	254,801
2,780	General Motors Co. (e)	92,658
2,634	Liberty Media Corp. (c)(e)	94,561

		648,501

CONSUMER STAPLES - 1.6%
1,363	Molson Coors Brewing Co., Cl B (e)	95,151
803	Reynolds American, Inc (e)	59,921

		155,072

ENERGY - 4.1%
1,456	Energy Transfer Equity LP (d)(e)	93,432
3,914	Williams Co., Inc (e)	224,624
1,790	Williams Partners LP (d)(e)	86,690

		404,746

FINANCIALS - 9.0%
4,411	Ally Financial, Inc (c)(e)	98,939
1,706	American International Group, Inc (e)	105,465
16,911	American Realty Capital Properties, Inc (c)(e)	137,486
2,306	Bank of New York Mellon Corp. (e)	96,783
1,849	Citigroup, Inc (e)	102,139
1,317	FNF Group (e)	48,716
4,581	Hilltop Holdings, Inc (c)(e)	110,356
1,520	JPMorgan Chase & Co. (e)	102,995
9,268	Spirit Realty Capital, Inc (e)	89,621

		892,500

HEALTH CARE - 11.0%
1,502	AbbVie, Inc (e)	100,920
978	Allergan (c)(e)	296,784
640	Amgen, Inc (e)	98,253
774	Bristol-Myers Squibb Co. (e)	51,502
437	Celgene Corp. (c)(e)	50,576
891	Gilead Sciences, Inc (e)	104,318
2,878	Pfizer, Inc (e)	96,499
1,047	Valeant Pharmaceuticals International, Inc (c)(e)	232,591
1,005	Zoetis, Inc, Cl A (e)	48,461

		1,079,904

INDUSTRIALS - 4.8%
304	AMERCO (c)(e)	99,381
2,360	American Airlines Group, Inc (e)	94,246
872	B/E Aerospace, Inc (e)	47,873
1,658	Emerson Electric Co. (e)	91,903
7,541	Hertz Global Holdings, Inc (c)(e)	136,643

		470,046

INFORMATION TECHNOLOGY - 6.5%
2,047	Altera Corp. (e)	104,806
1,919	Apple, Inc (e)	240,691
1,996	EchoStar Corp., Cl A (c)(e)	97,165
183	Google, Inc, Cl A (c)(e)	98,827

14	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2015	Highland HFR Global ETF

Shares		Value ($)

Common Stock (continued)

INFORMATION TECHNOLOGY (continued)
1,294	Red Hat, Inc (c)(e)	98,254

		639,743

MATERIALS - 4.9%
6,592	Ferro Corp. (c)(e)	110,614
875	FMC Corp. (e)	45,981
7,022	Graphic Packaging Holding Co. (e)	97,816
1,919	Innophos Holdings, Inc (e)	101,016
3,768	OM Group, Inc (e)	126,605

		482,032

TELECOMMUNICATION SERVICES - 0.5%
901	Level 3 Communications, Inc (c)(e)	47,456

	Total Common Stock (Cost $4,913,921)	4,820,000

Foreign Common Stock - 6.5%

CANADA - 1.4%
304	Canadian Pacific Railway Ltd. (e)	48,710
47,361	Legacy Oil + Gas, Inc (c)	91,764

		140,474

CHINA - 2.1%
1,013	Baidu, Inc ADR (c)	201,668

FRANCE - 1.0%
3,925	Vivendi S.A.	99,002

UNITED KINGDOM - 2.0%
1,860	Liberty Global (c)(e)	94,172
4,020	Prudential	96,799

		190,971

	Total Foreign Common Stock (Cost $658,650)	632,115

Exchange Traded Funds - 11.8%
1,853	CurrencyShares Euro Trust (c)(e)	202,829
3,003	Deutsche X-Trackers Harvest CSI 300 China A-Shares ETF (e)	138,168
1,781	iShares Japan Large-Capital ETF (e)	98,543
2,111	iShares MSCI Hong Kong ETF (e)	47,624
10,209	MAXIS Nikkei 225 Index Fund ETF (e)	199,586
1,446	ProShares Ultra Dow 30 ETF (e)	95,292
1,080	ProShares Ultra FTSE China 50 (c)(e)	89,791
3,651	Recon Capital DAX Germany ETF (e)	97,044
5,124	SPDR EURO STOXX 50 ETF (e)	191,791

	Total Exchange Traded Funds (Cost $1,211,863)	1,160,668

Total Investments - 115.5%		11,352,136

(Cost $11,606,289)

Securities Sold Short - (42.3)%

Exchange-Traded Funds - (20.4)%
(1,278)	CurrencyShares Japanese Yen Trust (c)	(101,409)
(1,276)	Energy Select Sector SPDR Fund	(95,904)

Shares		Value ($)

Exchange-Traded Funds (continued)
(2,669)	Health Care Select Sector SPDR Fund	(198,547)
(1,792)	Industrial Select Sector SPDR Fund	(96,875)
(855)	iShares Core S&P Small-Capital ETF	(100,787)
(3,648)	iShares MSCI Emerging Markets ETF	(144,534)
(411)	iShares Nasdaq Biotechnology ETF	(151,647)
(1,614)	iShares Russell 2000 ETF	(201,524)
(1,474)	iShares Russell 2000 Value ETF	(150,289)
(4,375)	SPDR Barclays 1-3 Month T-Bill (c)	(199,981)
(1,753)	SPDR Gold Shares (c)	(196,985)
(355)	SPDR S&P 500 ETF Trust	(73,077)
(2,019)	SPDR S&P Oil & Gas Exploration ETF	(94,207)
(2,045)	SPDR S&P Retail ETF	(201,760)

	Total Exchange-Traded Funds (Proceeds $2,028,095)	(2,007,526)

Foreign Common Stock - (1.9)%

CANADA - (1.9)%
(3,143)	Royal Bank of Canada	(192,194)

	Total Foreign Common Stock (Proceeds $197,721)	(192,194)

Common Stock - (20.0)%

CONSUMER DISCRETIONARY - (3.1)%
(2,667)	Dollar Tree, Inc (c)	(210,667)
(25,907)	Sirius XM Holdings, Inc (c)	(96,633)

		(307,300)

CONSUMER STAPLES - (2.0)%
(2,606)	Reynolds American, Inc	(194,564)

FINANCIALS - (0.9)%
(5,910)	DDR Corp.	(91,369)

HEALTH CARE - (9.9)%
(8,525)	Affymetrix, Inc (c)	(93,093)
(4,963)	Albany Molecular Research, Inc (c)	(100,352)
(2,908)	Alere, Inc (c)	(153,397)
(4,193)	Hologic, Inc (c)	(159,585)
(2,971)	Isis Pharmaceuticals, Inc (c)	(170,981)
(1,997)	Johnson & Johnson	(194,628)
(1,049)	Omnicare, Inc	(98,868)

		(970,904)

INFORMATION TECHNOLOGY - (2.0)%
(1,706)	InterDigital, Inc	(97,054)
(1,094)	Zillow Group, Inc, Cl A (c)	(94,894)

		(191,948)

TELECOMMUNICATION SERVICES - (2.1)%
(5,790)	AT&T, Inc	(205,661)

	Total Common Stock (Proceeds $2,002,758)	(1,961,746)

Total Securities Sold Short - (42.3)%		(4,161,466)

(Proceeds $4,228,574)
Other Assets & Liabilities, Net - 26.8%		2,642,251

Net Assets - 100.0%		9,832,921

See accompanying Notes to Financial Statements.	15

INVESTMENT PORTFOLIO (concluded)

As of June 30, 2015	Highland HFR Global ETF

(a)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2015, these securities amounted to $1,687,192 or 17.2% of net assets.
(b)	Convertible Bond.
(c)	Non-income producing security.
(d)	Security considered Master Limited Partnership. At June 30, 2015, these securities amounted to $180,122 or 1.8% of net assets.
(e)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $6,325,022.

ADR	American Depositary Receipt
Cl	Class
DAX	Deutsche Borse AG German Stock Index
ETF	Exchange-Traded Fund
FTSE	Financial Times and London Stock Exchange
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
MTN	Medium-Term Note
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

16	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2015	Highland HFR Event-Driven ETF

Shares		Value ($)

Common Stock - 76.0%

CONSUMER DISCRETIONARY - 22.3%
13,198	ClubCorp Holdings, Inc (c)	315,168
9,646	Diamond Resorts International, Inc (a)(c)	304,331
8,128	DIRECTV (a)(c)	754,197
5,560	General Motors Co. (c)	185,315
5,269	Liberty Media Corp. (a)(c)	189,157
2,987	Macy’s, Inc (c)	201,533
19,743	Pep Boys-Manny Moe & Jack (a)(c)	242,247

		2,191,948

CONSUMER STAPLES - 6.1%
1,687	JM Smucker Co.	182,888
2,726	Molson Coors Brewing Co., Cl B (c)	190,302
2,968	Reynolds American, Inc (c)	221,573

		594,763

ENERGY - 2.0%
2,364	Dresser-Rand Group, Inc (a)(c)	201,366

FINANCIALS - 6.2%
50,073	American Realty Capital Properties, Inc REIT (c)	407,093
3,698	Citigroup, Inc	204,278

		611,371

HEALTH CARE - 9.6%
8,109	AbbVie, Inc (c)	544,844
1,304	Allergan (a)(c)	395,712

		940,556

INDUSTRIALS - 9.5%
608	AMERCO (c)	198,761
4,720	American Airlines Group, Inc (c)	188,493
4,974	Emerson Electric Co. (c)	275,709
15,083	Hertz Global Holdings, Inc (a)(c)	273,304

		936,267

INFORMATION TECHNOLOGY - 3.2%
6,141	Altera Corp. (c)	314,419

MATERIALS - 17.1%
19,776	Ferro Corp. (a)(c)	331,841
3,498	FMC Corp. (c)	183,820
21,067	Graphic Packaging Holding Co. (c)	293,463
5,757	Innophos Holdings, Inc (c)	303,049
6,840	Olin Corp. (c)	184,338
11,304	OM Group, Inc (c)	379,814

		1,676,325

	Total Common Stock (Cost $7,568,287)	7,467,015

Foreign Common Stock - 17.7%

CANADA - 12.7%
115,333	Athabasca Oil Corp. (a)	188,374
3,342	Catamaran Corp. (a)(c)	204,129
25,240	Dream Global REIT	200,667
12,835	Intertape Polymer Group, Inc	192,371
142,084	Legacy Oil + Gas, Inc (a)	275,295

Shares		Value ($)

CANADA (continued)
66,255	Rock Energy, Inc (a)	183,010

		1,243,846

FRANCE - 3.0%
11,776	Vivendi S.A.	297,032

GERMANY - 2.0%
6,882	Celesio AG	199,483

	Total Foreign Common Stock (Cost $1,810,644)	1,740,361

Principal Amount ($)

Corporate Bonds - 7.7%

CONSUMER DISCRETIONARY - 2.0%
219,000	Guitar Center, Inc 6.500%, 04/15/19 (b)	200,385

ENERGY - 1.8%
274,000	Lightstream Resources Ltd. 8.625%, 02/01/20 (b)	176,045

INDUSTRIALS - 1.9%
226,000	Transocean Ltd. 7.500%, 04/15/31	180,800

SERVICE - 2.0%
172,000	First Data Corporation 12.625%, 01/15/21	198,660

	Total Corporate Bonds (Cost $797,341)	755,890

Total Investments - 101.4%		9,963,266

(Cost $10,176,272)

Shares

Securities Sold Short - (37.7)%

Exchange Traded Funds - (20.6)%
(1,011)	CurrencyShares Euro Trust	(110,664)
(1,276)	Energy Select Sector SPDR Fund	(95,904)
(1,783)	Industrial Select Sector SPDR Fund	(96,389)
(2,605)	iShares Russell 2000 ETF	(325,260)
(1,815)	iShares Russell 2000 Value ETF	(185,058)
(4,736)	SPDR S&P 500 ETF Trust	(974,906)
(2,373)	SPDR S&P Regional Banking ETF	(104,792)
(1,023)	SPDR S&P Retail ETF	(100,929)
(380)	Vanguard REIT ETF	(28,382)

	Total Exchange Traded Funds (Proceeds $2,052,907)	(2,022,284)

Foreign Common Stock - (0.9)%

CANADA - (0.6)%
(6,396)	Pacific Rubiales Energy Corp.	(24,119)
(2,998)	Whitecap Resources, Inc	(31,636)

		(55,755)

See accompanying Notes to Financial Statements.	17

INVESTMENT PORTFOLIO (concluded)

As of June 30, 2015	Highland HFR Event-Driven ETF

Shares		Value ($)

Foreign Common Stock (continued)

FRANCE - (0.3)%
(646)	Numericable-SFR SAS (a)	(34,242)

	Total Foreign Common Stock (Proceeds $100,318)	(89,997)

Common Stock - (16.2)%

CONSUMER DISCRETIONARY - (2.7)%
(566)	Marriott Vacations Worldwide Corp.	(51,930)
(30,550)	Sirius XM Holdings, Inc (a)	(113,952)
(553)	Time Warner Cable, Inc	(98,528)

		(264,410)

CONSUMER STAPLES - (2.2)%
(2,957)	Reynolds American, Inc	(220,770)

ENERGY - (1.7)%
(12,739)	California Resources Corp.	(76,944)
(2,203)	Halliburton Co.	(94,883)

		(171,827)

FINANCIALS - (2.6)%
(2,534)	BB&T Corp.	(102,145)
(3,397)	Renasant Corp.	(110,742)
(1,285)	Western Alliance Bancorp (a)	(43,382)

		(256,269)

HEALTH CARE - (0.4)%
(216)	Alexion Pharmaceuticals, Inc (a)	(39,046)

INDUSTRIALS - (0.7)%
(241)	Cummins, Inc	(31,617)
(345)	Deere & Co.	(33,482)

		(65,099)

MATERIALS - (0.7)%
(2,850)	Alcoa, Inc	(31,777)
(1,141)	Chemtura Corp. (a)	(32,302)

		(64,079)

TELECOMMUNICATION SERVICES - (5.2)%
(14,372)	AT&T, Inc	(510,494)

	Total Common Stock (Proceeds $1,593,656)	(1,591,994)

Total Securities Sold Short - (37.7)%		(3,704,275)

(Proceeds $3,746,881)
Other Assets & Liabilities, Net - 36.3%		3,569,858

Net Assets - 100.0%		9,828,849

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2015, these securities amounted to $376,430 or 3.8% of net assets.
(c)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $7,283,978.

ETF	Exchange-Traded Fund
Ltd.	Limited
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

18	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2015	Highland HFR Equity Hedge ETF

Shares		Value ($)

Common Stock - 59.9%

CONSUMER DISCRETIONARY - 7.0%
783	Brunswick Corp. (d)	39,823
1,014	Dave & Buster’s Entertainment, Inc (a)(d)	36,595
2,452	EW Scripps Co., Cl A (d)	56,028
2,780	General Motors Co. (d)	92,658
1,154	Liberty Broadband Corp., Cl C (a)(d)	59,039
1,905	Liberty Interactive Corp. QVC Group, Cl A (a)(d)	52,864
1,112	Liberty Media Corp. (a)(d)	39,921
1,959	Liberty Ventures, Ser A (a)(d)	76,930
555	McDonald’s Corp. (d)	52,764
1,714	Nutrisystem, Inc (d)	42,644
463	Oxford Industries, Inc (d)	40,489
586	Yum! Brands, Inc (d)	52,787
1,060	Zoe’s Kitchen, Inc (a)(d)	43,396

		685,938

CONSUMER STAPLES - 0.4%
448	Casey’s General Stores, Inc (d)	42,892

ENERGY - 4.6%
1,082	Halliburton Co. (d)	46,602
2,410	Kinder Morgan, Inc (d)	92,520
3,914	Williams Co., Inc (d)	224,624
1,790	Williams Partners LP (b)(d)	86,690

		450,436

FINANCIALS - 12.8%
3,412	American International Group, Inc (d)	210,930
2,202	Apollo Global Management LLC (a)(d)	48,774
6,061	Bank of America Corp. (d)	103,158
4,613	Bank of New York Mellon Corp. (d)	193,608
699	Berkshire Hathaway, Inc, Cl B (a)(d)	95,141
3,698	Citigroup, Inc (d)	204,277
9,162	Hilltop Holdings, Inc (a)(d)	220,713
349	Howard Hughes Corp. (a)(d)	50,095
1,520	JPMorgan Chase & Co. (d)	102,995
2,394	NorthStar Realty Finance Corp. REIT (d)	38,065

		1,267,756

HEALTH CARE - 16.6%
786	AbbVie, Inc (d)	52,811
1,083	Air Methods Corp. (a)(d)	44,771
652	Allergan (a)(d)	197,856
640	Amgen, Inc (d)	98,253
596	Anthem, Inc (d)	97,827
504	Biogen, Inc (a)(d)	203,586
874	Celgene Corp. (a)(d)	101,152
1,082	Clovis Oncology, Inc (a)(d)	95,086
412	DaVita HealthCare Partners, Inc (a)(d)	32,742
891	Gilead Sciences, Inc (d)	104,318
969	Merck & Co., Inc (d)	55,165
511	Mylan NV (a)(d)	34,677
448	Novartis AG	44,038
2,878	Pfizer, Inc (d)	96,499
544	United Therapeutics Corp. (a)(d)	94,629
838	Valeant Pharmaceuticals International, Inc (a)(d)	186,162

Shares		Value ($)

HEALTH CARE (continued)
2,009	Zoetis, Inc, Cl A (d)	96,874

		1,636,446

INDUSTRIALS - 7.2%
2,360	American Airlines Group, Inc (d)	94,246
1,744	B/E Aerospace, Inc (d)	95,746
864	Barrett Business Services, Inc (d)	31,380
1,206	Beacon Roofing Supply, Inc (a)(d)	40,063
443	Boeing Co. (d)	61,453
1,344	Hillenbrand, Inc (d)	41,261
329	Honeywell International, Inc (d)	33,548
1,016	Jacobs Engineering Group, Inc (a)(d)	41,270
1,459	Marten Transport Ltd. (d)	31,660
791	Mobile Mini, Inc (d)	33,254
2,323	Quanex Building Products Corp. (d)	49,782
3,411	Quanta Services, Inc (a)(d)	98,305
255	Valmont Industries, Inc (d)	30,312
254	Watsco, Inc (d)	31,430

		713,710

INFORMATION TECHNOLOGY - 8.9%
1,535	Apple, Inc (d)	192,527
1,630	eBay, Inc (a)(d)	98,191
3,992	EchoStar Corp., Cl A (a)(d)	194,331
367	Google, Inc, Cl A (a)(d)	198,195
188	Google, Inc, Cl C (a)(d)	97,856
3,511	ManTech International Corp., Cl A (d)	101,819

		882,919

MATERIALS - 1.9%
729	AptarGroup, Inc (d)	46,488
2,635	Headwaters, Inc (a)(d)	48,010
975	RPM International, Inc (d)	47,746
481	WR Grace & Co. (a)(d)	48,244

		190,488

TELECOMMUNICATION SERVICES - 0.5%
901	Level 3 Communications, Inc (a)(d)	47,456

	Total Common Stock (Cost $5,977,755)	5,918,041

Foreign Common Stock - 22.1%

CANADA - 2.0%
607	Canadian Pacific Railway Ltd. (d)	97,260
245	Constellation Software, Inc	97,266

		194,526

CHINA - 3.5%
1,013	Baidu, Inc ADR (a)(d)	201,668
4,831	iKang Healthcare Group, Inc ADR (a)(d)	93,432
2,700	Tencent Holdings Ltd.	53,885

		348,985

HONG KONG - 2.8%
12,000	China Overseas Land & Investment Ltd.	42,340
12,000	China Resources Land Ltd.	38,934
18,000	China State Construction International Holdings Ltd.	32,417

See accompanying Notes to Financial Statements.	19

INVESTMENT PORTFOLIO (concluded)

As of June 30, 2015	Highland HFR Equity Hedge ETF

Shares		Value ($)

Foreign Common Stock (continued)

HONG KONG (continued)
1,000	Hong Kong Exchanges and Clearing Ltd.	35,296
60,000	Nexteer Automotive Group Ltd.	62,542
50,000	SITC International Holdings Co. Ltd.	33,026
36,000	Texwinca Holdings Ltd.	38,222

		282,777

IRELAND - 2.7%
1,041	Accenture, Cl A (d)	100,748
99,343	Bank of Ireland (a)	40,148
1,194	Endo International (a)(d)	95,102
2,450	Ryanair Holdings	32,258

		268,256

ISRAEL - 0.4%
734	Mellanox Technologies Ltd. (a)(d)	35,665

ITALY - 0.5%
2,525	Moncler SpA	46,785

JAPAN - 1.9%
500	Dip Corp.	47,637
2,000	Minebea Co. Ltd.	33,027
1,400	Shionogi & Co. Ltd.	54,279
1,400	Temp Holdings Co. Ltd.	50,562

		185,505

LUXEMBOURG - 0.6%
754	APERAM S.A. (a)	30,320
10,500	L’Occitane International S.A.	29,936

		60,256

SPAIN - 2.3%
1,908	Aena S.A. (a)(c)	199,398
729	Amadeus IT Holding S.A., Cl A	29,059

		228,457

SWITZERLAND - 1.3%
232	Actelion Ltd.	33,945
973	Novartis AG ADR (d)	95,685

		129,630

UNITED KINGDOM - 4.1%
925	InterContinental Hotels Group	37,294
3,721	Liberty Global (a)(d)	188,394
1,177	Persimmon (d)	36,525
4,020	Prudential	96,799
17,459	Taylor Wimpey	50,969

		409,981

	Total Foreign Common Stock (Cost $2,252,175)	2,190,823

Exchange-Traded Fund - 1.6%
3,369	Deutsche X-Trackers Harvest CSI 300 China A-Shares ETF (d)	155,008

	Total Exchange Traded Funds (Cost $176,951)	155,008

Total Investments - 83.6%		8,263,872

(Cost $8,406,881)

Shares		Value ($)

Securities Sold Short - (21.5)%

Exchange Traded Funds - (18.0)%
(4,003)	Health Care Select Sector SPDR Fund	(297,783)
(1,710)	iShares Core S&P Small-Capital ETF	(201,575)
(4,864)	iShares MSCI Emerging Markets ETF	(192,712)
(548)	iShares Nasdaq Biotechnology ETF	(202,195)
(2,422)	iShares Russell 2000 ETF	(302,411)
(1,421)	SPDR S&P 500 ETF Trust	(292,513)
(1,023)	SPDR S&P Retail ETF	(100,929)
(3,346)	WisdomTree Japan Hedged Equity Fund	(191,392)

	Total Exchange Traded Funds (Proceeds $1,808,166)	(1,781,510)

Foreign Common Stock - (0.9)%

GERMANY - (0.9)%
(7,070)	Deutsche Lufthansa AG	(91,155)

	Total Foreign Common Stock (Proceeds $99,040)	(91,155)

Common Stock - (2.6)%

CONSUMER DISCRETIONARY - (1.6)%
(1,398)	Expedia, Inc	(152,871)

HEALTH CARE - (1.0)%
(999)	Johnson & Johnson	(97,363)

	Total Common Stock (Proceeds $250,335)	(250,234)

Total Securities Sold Short – (21.5)%		(2,122,899)

(Proceeds $2,157,541)
Other Assets & Liabilities, Net -37.9%		3,746,375

Net Assets - 100.0%		9,887,348

(a)	Non-income producing security.
(b)	Security considered Master Limited Partnership. At June 30, 2015, these securities amounted to $86,690 or 0.9% of net assets.
(c)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2015, these securities amounted to $199,398 or 2.0% of net assets.
(d)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $6,973,490.

ADR	American Depositary Receipt
Cl	Class
ETF	Exchange-Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
Ser	Series
SPDR	Standard & Poor’s Depositary Receipt

20	See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 2015	Highland Funds I

	Highland/iBoxx Senior Loan ETF ($)	Highland HFR Global ETF ($)	Highland HFR Event- Driven ETF ($)	Highland HFR Equity Hedge ETF ($)
Assets:
Total Investments, at value	324,853,172	11,352,136	9,963,266	8,263,872
Cash	17,018,619	2,552,052	3,541,996	3,753,643
Foreign currency	—	3,063	10,474	—
Dividend tax reclaim	—	656	1,969	—
Receivable for:
Investments sold	19,407,551	—	—	—
Dividends and interest	823,280	97,431	30,926	2,415
Prepaid expenses	8,345	—	—	—

Total assets	362,110,967	14,005,338	13,548,631	12,019,930

Liabilities:
Securities sold short, at value (Notes 2 and 7)	—	4,161,466	3,704,275	2,122,899

Payable for:
Investments purchased	37,486,401	—	—	—
Investment advisory fees (Note 4)	53,259	6,722	6,740	6,754
Audit fees	47,190	—	—	—
Administration fees (Note 4)	21,023	—	—	—
Trustees’ fees (Note 4)	10,961	—	—	—
Transfer agent fees	2,535	—	—	—
Dividends and fees on securities sold short	—	4,229	8,767	2,929
Accrued expenses and other liabilities	118,748	—	—	—

Total liabilities	37,740,117	4,172,417	3,719,782	2,132,582

Net Assets	324,370,850	9,832,921	9,828,849	9,887,348

Total Investments, at cost	331,956,241	11,606,289	10,176,272	8,406,881
Proceeds from securities sold short	—	4,228,574	3,746,881	2,157,541
Foreign currency, at cost	—	3,089	10,552	—

Composition of Net Assets:
Paid-in capital	334,822,946	10,000,000	10,000,000	10,000,000
Undistributed net investment income (accumulated net investment loss)	—	26,210	9,478	(3,140)
Accumulated net realized loss on investments	(3,349,027)	(6,213)	(10,120)	(1,145)
Net unrealized depreciation on investments, securities sold short and foreign currency translation	(7,103,069)	(187,076)	(170,509)	(108,367)

Net Assets	324,370,850	9,832,921	9,828,849	9,887,348

Shares outstanding (unlimited authorization — no par value)	16,900,000	500,000	500,000	500,000
Net asset value, per share (Net assets/shares outstanding)	19.19	19.67	19.66	19.77

Amounts designated as “—” are $0.

See accompanying Notes to Financial Statements.	21

STATEMENTS OF OPERATIONS

For the Year or Period Ended June 30, 2015	Highland Funds I

	Highland/iBoxx Senior Loan ETF ($)	Highland HFR Global ETF ($)(a)	Highland HFR Event- Driven ETF ($)(a)	Highland HFR Equity Hedge ETF ($)(a)
Investment Income:
Dividend income	—	16,662	21,413	9,187
Interest income	12,883,484	22,993	6,794	183
Less: Foreign taxes withheld	—	(673)	(2,392)	(63)

Total investment income	12,883,484	38,982	25,815	9,307

Expenses:
Investment advisory fees (Note 4)	1,301,689	6,722	6,740	6,754
Administration fees (Note 4)	265,484	—	—	—
Trustees’ fees (Note 4)	36,212	—	—	—
Licensing fees	103,374	—	—	—
Legal fees	94,333	—	—	—
Audit fees	70,667	—	—	—
Printing fees	56,800	—	—	—
Pricing fees	53,208	—	—	—
Custodian fees	52,533	—	—	—
Registration fees	22,815	—	—	—
Transfer agent fees	14,509	—	—	—
Dividends and fees on securities sold short (Note 2)	—	9,015	11,655	6,708
Other	45,744	—	—	—

Total operating expenses	2,117,368	15,737	18,395	13,462

Fees and expenses waived by Investment Adviser (Note 4)	(526,374)	—	—	—

Net operating expenses	1,590,994	15,737	18,395	13,462

Net investment income (loss)	11,292,490	23,245	7,420	(4,155)

Net Realized and Unrealized Gain (Loss) on Investments Realized Loss on:
Investments	(2,988,929)	(3,193)	(7,356)	(62)
Foreign currency related transactions	—	(55)	(706)	(68)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(6,782,536)	(254,153)	(213,006)	(143,009)
Securities sold short (Note 2)	—	67,108	42,606	34,642
Foreign currency translation	—	(31)	(109)	—

Net realized and unrealized loss on investments	(9,771,465)	(190,324)	(178,571)	(108,497)

Net increase (decrease) in net assets resulting from operations	1,521,025	(167,079)	(171,151)	(112,652)

(a)	The Fund commenced operations on June 1, 2015.

Amounts designated as “—” are $0.

22	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland/iBoxx Senior Loan ETF

	Year Ended June 30, 2015 ($)	Year Ended June 30, 2014 ($)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	11,292,490	6,268,384
Net realized loss on investments	(2,988,929)	(376,587)
Net change in unrealized appreciation (depreciation) on investments	(6,782,536)	819,980

Net increase in net assets resulting from operations	1,521,025	6,711,777

Distributions Declared to Shareholders
From net investment income	(11,292,490)	(6,292,824)
From net realized gains	—	(341,043)
From return of capital	(54,483)	(72,785)

Total distributions declared to shareholders	(11,346,973)	(6,706,652)

Share Transactions
Subscriptions	164,095,767	123,635,611
Redemptions	(29,265,926)	(13,946,238)

Net increase from share transactions	134,829,841	109,689,373

Total increase in net assets	125,003,893	109,694,498

Net Assets:
Beginning of year	199,366,957	89,672,459

End of year	324,370,850	199,366,957

Undistributed net investment income	—	—

Changes in Shares
Subscriptions	8,400,000	6,200,000
Redemptions	(1,500,000)	(700,000)

Net increase	6,900,000	5,500,000

Amounts designated as “—” are $0.

See accompanying Notes to Financial Statements.	23

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland HFR Global ETF	Highland HFR Event- Driven ETF	Highland HFR Equity Hedge ETF

	Period Ended June 30, 2015(a) ($)	Period Ended June 30, 2015(a) ($)	Period Ended June 30, 2015(a) ($)
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	23,245	7,420	(4,155)
Net realized loss on investments	(3,248)	(8,062)	(130)
Net change in unrealized depreciation on investments, securities sold short and foreign currency translation	(187,076)	(170,509)	(108,367)

Net decrease in net assets resulting from operations	(167,079)	(171,151)	(112,652)

Share Transactions
Subscriptions	10,000,000	10,000,000	10,000,000

Net increase from share transactions	10,000,000	10,000,000	10,000,000

Total increase in net assets	9,832,921	9,828,849	9,887,348

Net Assets:
Beginning of period	—	—	—

End of period	9,832,921	9,828,849	9,887,348

Undistributed net investment income (accumulated net investment loss)	26,210	9,478	(3,140)

Changes in Shares
Subscriptions	500,000	500,000	500,000

Net increase	500,000	500,000	500,000

(a)	The Fund commenced operations on June 1, 2015.

Amounts designated as “—” are $0.

24	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland/iBoxx Senior Loan ETF

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/15	For the Year Ended 06/30/14	For the Period Ended 06/30/13(a)

Net Asset Value, Beginning of Year/Period	$19.94	$19.93	$20.00
Income from Investment Operations:
Net investment income(b)	0.76	0.93	0.73
Net realized and unrealized gain /(loss)	(0.75)	0.08	(0.13)

Total from investment operations	0.01	1.01	0.60
Less Distributions Declared to Shareholders:
From net investment income	(0.76)	(0.93)	(0.67)
From net realized gains	—	(0.06)	—
From return of capital	0.00	(0.01)	—

Total distributions declared to shareholders	(0.76)	(1.00)	(0.67)
Net Asset Value, End of Year/Period	$19.19	$19.94	$19.93
Total return(c)	0.09%	5.19%	3.04	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year/period (000s)	$324,371	$199,367	$89,672
Gross operating expenses	0.73%	0.92%	1.62	%(d)
Waiver/reimbursement	(0.18)%	(0.37)%	(1.07	)%(d)
Net operating expenses(f)	0.55%	0.55%	0.55	%(d)
Net investment income	3.90%	4.68%	5.60	%(d)
Portfolio turnover rate	9%	35%	38	%(e)

(a)	The Highland/iBoxx Senior Loan ETF commenced operations on November 6, 2012.
(b)	Per share data was calculated using average shares outstanding for the period.
(c)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Annualized.
(e)	Not annualized.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(g)	Total return is for the period indicated and is not annualized.

Amounts designated as “—” are $0.

See accompanying Notes to Financial Statements.	25

FINANCIAL HIGHLIGHTS

Highland HFR Global ETF

Selected data for a share outstanding throughout the period is as follows:

	For the Period Ended 06/30/15(a)

Net Asset Value, Beginning of Period	$20.00
Income from Investment Operations:
Net investment income(b)	0.05
Net realized and unrealized loss	(0.38)

Total from investment operations	(0.33)
Net Asset Value, End of Period	$19.67
Total return(c)	(1.65	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000s)	$9,833
Gross operating expenses(f)	1.99	%(e)(g)
Net operating expenses(f)	1.99	%(e)(g)
Dividends and fees on securities sold short	1.14	%(e)(g)
Net operating expenses (excluding dividends and fees on securities sold short)	0.85	%(e)
Net investment income	2.94	%(e)
Portfolio turnover rate	25	%(h)

(a)	The Highland HFR Global ETF commenced operations on June 1, 2015.
(b)	Per share data was calculated using average shares outstanding for the period.
(c)	Total return is at net asset value assuming all distributions are reinvested.
(d)	Total return is for the period indicated and is not annualized.
(e)	Annualized.
(f)	Includes dividends and fees on securities sold short.
(g)	Expense ratios for start-up periods may not be representative of longer-term operating periods.
(h)	Not annualized.

26	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland HFR Event-Driven ETF

Selected data for a share outstanding throughout the period is as follows:

	For the Period Ended 06/30/15(a)

Net Asset Value, Beginning of Period	$20.00
Income from Investment Operations:
Net investment income(b)	0.01
Net realized and unrealized loss	(0.35)

Total from investment operations	(0.34)
Net Asset Value, End of Period	$19.66
Total return(c)	(1.70	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000s)	$9,829
Gross operating expenses(f)	2.32	%(e)(g)
Net operating expenses(f)	2.32	%(e)(g)
Dividends and fees on securities sold short	1.47	%(e)(g)
Net operating expenses (excluding dividends and fees on securities sold short)	0.85	%(e)
Net investment income	0.94	%(e)
Portfolio turnover rate	23	%(h)

(a)	The Highland HFR Event-Driven ETF commenced operations on June 1, 2015.
(b)	Per share data was calculated using average shares outstanding for the period.
(c)	Total return is at net asset value assuming all distributions are reinvested.
(d)	Total return is for the period indicated and is not annualized.
(e)	Annualized.
(f)	Includes dividends and fees on securities sold short.
(g)	Expense ratios for start-up periods may not be representative of longer-term operating periods.
(h)	Not annualized.

See accompanying Notes to Financial Statements.	27

FINANCIAL HIGHLIGHTS

Highland HFR Equity Hedge ETF

Selected data for a share outstanding throughout the period is as follows:

	For the Period Ended 06/30/15(a)

Net Asset Value, Beginning of Period	$20.00
Income from Investment Operations:
Net investment loss(b)	(0.01)
Net realized and unrealized loss	(0.22)

Total from investment operations	(0.23)
Net Asset Value, End of Period	$19.77
Total return(c)	(1.15	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000s)	$9,887
Gross operating expenses(f)	1.69	%(e)(g)
Net operating expenses(f)	1.69	%(e)(g)
Dividends and fees on securities sold short	0.84	%(e)(g)
Net operating expenses (excluding dividends and fees on securities sold short)	0.85	%(e)
Net investment loss	(0.52	)%(e)
Portfolio turnover rate	16	%(h)

(a)	The Highland HFR Equity Hedge ETF commenced operations on June 1, 2015.
(b)	Per share data was calculated using average shares outstanding for the period.
(c)	Total return is at net asset value assuming all distributions are reinvested.
(d)	Total return is for the period indicated and is not annualized.
(e)	Annualized.
(f)	Includes dividends and fees on securities sold short.
(g)	Expense ratios for start-up periods may not be representative of longer-term operating periods.
(h)	Not annualized.

28	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2015	Highland Funds I

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with eight separate portfolios. The financial statements herein are those of the Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF (“HFR Global ETF”), Highland HFR Event-Driven ETF (“HFR Event-Driven ETF”) and Highland HFR Equity Hedge ETF (“HFR Equity Hedge ETF”) (each a “Fund” and, collectively, the “Funds”). Each Fund is a non-diversified exchange-traded fund (“ETF”). The financial statements of the remaining funds of the Trust are presented separately. On November 6, 2012, the Highland/iBoxx Senior Loan ETF issued 1,500,000 shares. The beginning net assets of the Fund on such date were $30,000,000. On June 1, 2015, HFR Global ETF, HFR Event-Driven ETF and HFR Equity Hedge ETF each issued 500,000 shares. The beginning net assets of each Fund on such date were $10,000,000.

Investment Objectives

The investment objectives of the Funds are as follows:

Highland/iBoxx Senior Loan ETF. To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index.

HFR Global ETF. To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the HFRL Global Index.

HFR Event-Driven ETF. To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the HFRL Event-Driven Index.

HFR Equity Hedge ETF. To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the HFRL Equity Hedge Index.

Fund Shares

Shares of each Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares of the Funds may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only to authorized participants who have entered into agreements with the Funds’ distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. Each Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Valuation of Investments

In computing each Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange, NASDAQ or other nationally recognized exchange use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotation will be valued pursuant to policies adopted by the Funds’ Board of Trustees. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, each Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has determined generally have the capability to provide appropriate pricing services and have been approved by the Funds’ Board of Trustees (the “Board”).

Securities for which market quotations are not readily available and for which each Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as

Annual Report	29

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

when events materially affecting the value of securities occur between the time when market price is determined and calculation of each Fund’s NAV), will be valued by each Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, each Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that each Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact on the Funds.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Funds have access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and
Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2015, the Funds’ investments consisted of senior loans, corporate bonds and notes, common stocks, preferred stocks, exchange traded funds and securities sold short. The fair value of the Funds’ loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price on a recognized securities exchange they trade on, if applicable. The fair value of the Funds’ common stocks and exchange-traded funds that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

30	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Funds’ assets as of June 30, 2015 is as follows:

	Total Market Value at 06/30/15	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland/iBoxx Senior Loan ETF
Assets
US Senior Loans*	$270,369,086	$—	$270,369,086	$—
Foreign Domiciled Senior Loans*	54,484,086	—	54,484,086	—

Total	$324,853,172	$—	$324,853,172	$—

*	Please refer to the Investment Portfolio for industry/country breakout.

	Total Market Value at 06/30/15	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland HFR Global ETF
Assets
Corporate Bonds*	$4,739,353	$—	$4,739,353	$—
Common Stock*	4,820,000	4,820,000	—	—
Foreign Common Stock*	632,115	632,115	—	—
Exchange Traded Funds	1,160,668	1,160,668	—	—

Total Assets	11,352,136	6,612,783	4,739,353	—

Liabilities
Securities Sold Short*	(4,161,466)	(4,161,466)	—	—

Total Liabilities	(4,161,466)	(4,161,466)	—	—

Total	$7,190,670	$2,451,317	$4,739,353	$—

*	Please refer to the Investment Portfolio for industry/country breakout.

Annual Report	31

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

	Total Market Value at 06/30/15	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland HFR Event-Driven ETF
Assets
Common Stock*	$7,467,015	$7,467,015	$—	$—
Foreign Common Stock*	1,740,361	1,740,361	—	—
Corporate Bonds*	755,890	—	755,890	—

Total Assets	9,963,266	9,207,376	755,890	—

Liabilities
Securities Sold Short*	(3,704,275)	(3,704,275)	—	—

Total Liabilities	(3,704,275)	(3,704,275)	—	—

Total	$6,258,991	$5,503,101	$755,890	$—

*	Please refer to the Investment Portfolio for industry breakout.

	Total Market Value at 06/30/15	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland HFR Equity Hedge ETF
Assets
Common Stock*	$5,918,041	$5,918,041	$—	$—
Foreign Common Stock*	2,190,823	2,190,823	—	—
Exchange-Traded Funds	155,008	155,008	—	—

Total	8,263,872	8,263,872	—	—

Liabilities
Securities Sold Short*	(2,122,899)	(2,122,899)	—	—

Total Liabilities	(2,122,899)	(2,122,899)	—	—

Total	$6,140,973	$6,140,973	$—	$—

*	Please refer to the Investment Portfolio for industry breakout.

For the year/period ended June 30, 2015 there were no transfers within the Funds between Level 1, Level 2 or Level 3. For the year/period ended June 30, 2015, there were no Level 3 investments.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes.

Cash and Cash Equivalents

The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/ (depreciation) on investment securities and income and

32	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

HFR Global ETF, HFR Event-Driven ETF and HFR Equity Hedge ETF may sell securities short. A security sold short is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. As of June 30, 2015, the HFR Global ETF, HFR Event-Driven ETF and HFR Equity Hedge ETF held securities sold short. Securities valued at $6,325,022, $7,283,978 and $6,973,490 were posted as collateral in the HFR Global ETF, HFR Event-Driven ETF and HFR Equity Hedge ETF, respectively.

Creation Units

Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of each Fund may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Funds’ distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.

U.S. Federal Income Tax Status

Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, each Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that it should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior tax year), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

Each Fund intends to pay distributions from net investment income, if any, on a monthly basis. Each Fund intends to pay net realized capital gains, if any, on an annual basis.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year or period ended June 30, 2015, permanent differences chiefly resulting from dividend expense reclasses, return of capital and foreign currency transactions were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Highland/iBoxx Senior Loan ETF	$54,483	$—	$(54,483)
Highland HFR Global ETF	2,965	(2,965)	—
Highland HFR Event-Driven ETF	2,058	(2,058)	—
Highland HFR Equity Hedge ETF	1,015	(1,015)	—

Annual Report	33

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

The tax character of distributions paid during the prior two years ended June 30, was as follows:

	Distributions paid from:
	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Highland/iBoxx Senior Loan ETF
2015	$11,292,490	$—	$54,483
2014	6,633,867	—	72,785

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2015, the Funds’ most recent tax year end, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)*	Undistributed Ordinary Income	Other Temporary Differences	Late-Year Loss Deferral
Highland/iBoxx Senior Loan ETF	$(3,331,085)	$(7,121,012)	$—	$1	$—
Highland HFR Global ETF	(6,213)	(187,076)	26,210	—	—
Highland HFR Event-Driven ETF	(6,482)	(174,147)	9,478	—	—
Highland HFR Equity Hedge ETF	(1,145)	(108,367)	—	—	(3,140)

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2015 through June 30, 2015 and specified losses realized on investment transactions from November 1, 2014 through June 30, 2015, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Highland/iBoxx Senior Loan ETF	$(2,163,036)	$(1,168,049)	$(3,331,085)
Highland HFR Global ETF	(6,213)	—	(6,213)
Highland HFR Event-Driven ETF	(6,482)	—	(6,482)
Highland HFR Equity Hedge ETF	(1,145)	—	(1,145)

For Federal income tax purposes, the cost of securities owned at June 30, 2015, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

Unrealized appreciation and depreciation at June 30, 2015, based on cost of investments for U.S. federal income tax purposes (excluding securities sold short), was:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)*	Cost
Highland/iBoxx Senior Loan ETF	$653,175	$(7,774,187)	$(7,121,012)	$331,974,184
Highland HFR Global ETF	69,476	(323,629)	(254,153)	11,606,289
Highland HFR Event-Driven ETF	117,253	(333,897)	(216,644)	10,179,910
Highland HFR Equity Hedge ETF	129,066	(272,075)	(143,009)	8,406,881

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

34	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

The Investment Adviser receives from the Highland/iBoxx Senior Loan ETF, HFR Global ETF, HFR Event-Driven ETF and HFR Equity Hedge ETF monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of each Fund, at the annual rate of 0.45%, 0.85%, 0.85% and 0.85%, respectively.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Adviser is responsible for all of the expenses of HFR Global ETF, HFR Event-Driven ETF and HFR Equity Hedge ETF, excluding the management fee, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses.

Administration Fees

SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. For its services under the Administration Agreement, the Administrator receives a monthly administration fee from the Funds, calculated and assessed in arrears based on the aggregate net assets of the Funds, subject to an annual minimum fee. For the year ended June 30, 2015, Highland/iBoxx Senior Loan ETF paid $265,484 for these services.

Service and Distribution Fees

SEI Investments Distribution Co. (the “Distributor) serves as the Funds’ underwriter and distributor of shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Funds’ custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all cost of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Highland/iBoxx Senior Loan ETF (for purposes of this section only, the “Fund”) to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2015, and may not be terminated prior to this date without the action or consent of the Board. The Trust, on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses (excluding Excluded Expenses) of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than thirty-six (36) months from the date such amounts were paid, waived or reimbursed. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

As of June 30, 2015, pursuant to the above, fees previously waived and reimbursed by the Investment Adviser that may be subject to possible future reimbursement to the Investment Adviser were $371,764 expiring in 2016, $490,642 expiring in 2017, and $526,374 expiring in 2018.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are each advised by the Investment Adviser or its affiliated advisers as of the date of this report. The Funds pay no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.

Annual Report	35

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

Note 5. Portfolio Information

For the year or period ended June 30, 2015, the cost of purchases and the proceeds from sales of the Funds’ portfolio securities (excluding in-kind transactions and short-term investments) amounted to the following:

	U.S. Government Securities*		Other Securities
	Purchases	Sales	Purchases	Sales
Highland/iBoxx Senior Loan ETF	$—	$—	$161,076,602	$25,338,332
HFR Global ETF**	—	—	14,606,446	2,852,825
HFR Event-Driven ETF**	—	—	12,947,308	2,249,409
HFR Equity Hedge ETF**	—	—	9,706,591	1,299,658

*	The Funds did not have any purchases or sales of U.S. Government Securities for the year or period ended June 30, 2015.
**	Commenced operations on June 1, 2015.

Note 6. Indemnification

Each Fund has a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 7. Disclosure of Significant Risks and Contingencies

Concentration Risk

Because a Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, a Fund’s performance largely depends on the overall condition of such industry or group of industries and a Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk

Investments rated below investment grade are commonly referred to as “high yield securities” or “junk securities”. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Funds did not make such investments.

Corporate debt obligations, including senior loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of a Fund.

Debt Securities and Leveraged Loans Risk

The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Such changes may be greater among debt securities with longer maturities. Leveraged loans are subject to the same risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Financial Services Risk

The Funds’ investments in senior loans arranged through private negotiations between a borrower and several financial institutions may expose the Funds to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the

36	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of borrowers can negatively affect financial services companies.

Focused Investment Risk

The Funds may focus their investments in instruments of only a few companies. The concentration of the Funds’ portfolio in any one obligor would subject the Funds to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Funds to a greater degree of risk with respect to economic downturns relating to such industry.

Lender Liability Risk

A number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Funds’ investments, the Funds or the Investments Adviser could be subject to such liability.

Market Risk

The Funds’ share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Funds.

Non-Diversification Risk

Due to the nature of each Fund’s investment strategy and its non-diversified status, it is possible that a material amount of the Funds’ portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of the Funds’ portfolios in any one or a few issuers may result in the Funds’ shares being more sensitive to the economic results of those few issuers.

Regulatory Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Funds may be adversely affected.

Non-Payment Risk

Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Funds’ NAV and the market price of the Funds’ shares.

Ongoing Monitoring Risk

On behalf of the several lenders, the agent generally will be required to administer and manage the senior loans and, with respect to collateralized senior loans, to service or monitor the collateral. Financial difficulties of agents can pose a risk to each Fund. Unless, under the terms of the loan, a Fund has direct recourse against the borrower, a Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Short-Selling Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Note 8. Credit Agreement

Effective November 2, 2012, the iBoxx Senior Loan ETF entered into a $25,000,000 credit agreement (the “Credit Agreement”) with State Street Bank, with an expiration date of November 1, 2013. On May 24, 2013, the Credit Agreement expiration date was extended to May 23, 2014. On May 23, 2014, the Credit Agreement expiration date was extended to May 22, 2015. On October 27, 2014, the Credit Agreement was amended to raise the maximum borrowing amount to $150,000,000. On May 22, 2015, the

Annual Report	37

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	Highland Funds I

Credit Agreement expiration date was extended to May 20, 2016. Interest is charged at a rate equal to the higher of the federal funds rate or adjusted LIBOR plus 1.25% per annum based on any outstanding borrowings. In addition, a commitment fee of 0.20% per annum is charged. The Commitment fees are included in Other expenses in the Statement of Operations.

During the fiscal year ended June 30, 2015, the Funds did not have any outstanding borrowings.

Note 9. New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”.

The amendments in this update are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

38	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Highland Funds I and Shareholders of Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF, Highland HFR Event–Driven ETF and Highland HFR Equity Hedge ETF:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF, Highland HFR Event-Driven ETF, and Highland HFR Equity Hedge ETF (hereafter referred to as the “Funds”) (four of the funds constituting Highland Funds I) at June 30, 2015, and the results of each of their operations for the year/period then ended, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments at June 30, 2015 by correspondence with the custodian, brokers and banks with whom the Funds own assignments in loans, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Dallas, Texas

August 28, 2015

Annual Report	39

ADDITIONAL INFORMATION (unaudited)

June 30, 2015	Highland Funds I

Tax Information

For shareholders that do not have a June 30, 2015 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2015 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2015, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Ordinary Income Distribution	Total Distri- butions	Interest Related Dividends*	Short-Term Capital Gain Dividends**
Highland/ iBoxx Senior Loan ETF	0.48%	99.52%	100.00%	85.07%	0.00%
HFR Global ETF	0.00	0.00	0.00	0.00	0.00
HFR Event-Driven ETF	0.00	0.00	0.00	0.00	0.00
HFR Equity Hedge ETF	0.00	0.00	0.00	0.00	0.00

*	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends with respect to any taxable year beginning before January 1, 2015 are exempt from U.S. withholding tax when paid to foreign investors.
**	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors. Short-term capital gain dividends with respect to any taxable year beginning before January 1, 2015 are exempt from U.S. withholding tax when paid to foreign investors.

Additional Portfolio Information

Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the bid and the ask on the stock exchange on which the shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information regarding premiums and discounts is available on the Funds’ website at www.highlandfunds.com.

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for each Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When a Fund and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to each Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month

40	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

period January 1, 2015 through June 30, 2015, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your

Funds’ actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Funds’ investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/15	Ending Account Value 06/30/15	Annualized Expense Ratios	Expenses Paid During Period*		Actual Returns for Period
Highland/iBoxx Senior Loan ETF
Actual Fund Return	$1,000.00	$1,016.40	0.55%	$2.75		1.64%
Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76		2.21%
HFR Global ETF***
Actual Fund Return	$1,000.00	$983.50	1.99%	$1.57	**	(1.65)%
Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94		1.49%
HFR Event-Driven ETF***
Actual Fund Return	$1,000.00	$983.00	2.32%	$1.83	**	(1.70)%
Hypothetical	$1,000.00	$1,013.29	2.32%	$11.58		1.33%
HFR Equity Hedge ETF***
Actual Fund Return	$1,000.00	$988.50	1.69%	$1.34	**	(1.15)%
Hypothetical	$1,000.00	$1,016.41	1.69%	$8.45		1.64%

*	Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the hypothetical six-month period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio, including dividends and fees on securities sold short, multiplied by the average account value over the period, multiplied by 29/365 (to reflect the period from inception to date).
***	Commenced operations on June 1, 2015.

Approval of Highland HFR Global ETF, Highland HFR Event-Driven ETF, and Highland HFR Equity Hedge ETF Advisory Agreement

The Trust has retained the Investment Adviser (the “Adviser”) to manage the assets of Highland HFR Global ETF, Highland HFR Event-Driven ETF, Highland HFR Equity Hedge ETF (for purposes of this section, the “Funds”) pursuant to an investment advisory agreement between the Adviser and the Funds (the “Advisory Agreement”). The Advisory Agreement has been approved by each Fund’s Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, the Advisory Agreement continues in effect for each Fund from year-to-year, provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees casting votes in person at a meeting called for such purpose.

At a meeting held on February 26-27, 2015, the Board of Trustees, including the Independent Trustees, approved, for an initial two-year period, the Advisory Agreement for the

Annual Report	41

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Funds. As part of its review process, the Board of Trustees requested and received from the Adviser various information and written materials in connection with a meeting of the Board of Trustees held on February 26-27, 2015, including: (1) information regarding the business strategies and financial soundness of the Adviser and the projected profitability of the Advisory Agreement to the Adviser; (2) information on the advisory and compliance personnel of the Adviser; (3) comparative information showing how each Fund’s proposed fees and anticipated operating expenses compare to those of other registered investment companies that follow investment strategies similar to that of each Fund; (4) information on the investment performance of other registered investment companies that follow investment strategies broadly similar to that of each Fund; and (5) information on any legal proceedings or regulatory audits or investigations affecting the Adviser. The Trustees also received a memorandum from independent counsel describing the Trustees’ responsibilities in considering the Advisory Agreement. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Adviser

The Board of Trustees considered the portfolio management services to be provided by the Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Adviser. The Board of Trustees considered that each Fund was a new Fund, and that no performance information was available, but noted that performance information regarding each Fund would be provided by the Adviser following the launch of each Fund. The Trustees also considered information on the investment performance of the Adviser in managing another index-based fund. The Trustees concluded that the Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory.

The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds

The Board of Trustees also gave substantial consideration to the fees payable under the Advisory Agreement, the expenses the Adviser expected to incur in providing advisory services and the anticipated profitability to the Adviser of managing each Fund, including: (1) information regarding the financial condition of the Adviser; (2) information regarding the total fees and payments anticipated to be received by the Adviser for its services and whether such fees are appropriate; (3) information on the advisory and compliance personnel of the Adviser and (4) comparative information showing (a) the fees payable under the Advisory Agreement and the investment advisory fees of certain registered investment companies that follow investment strategies broadly similar to that of each Fund and (b) the projected expenses of each Fund and the expense ratios of certain registered investment companies that follow investment strategies broadly similar to that of each Fund. The Trustees also considered the so-called “fall-out benefits” to the Adviser with respect to each Fund, such as the reputational value of serving as Adviser to each Fund, potential fees paid to the Adviser’s affiliates by a Fund or portfolio companies for services provided and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by each Fund’s securities transactions. After such review, the Trustees determined that the anticipated profitability rates to the Adviser with respect to the Advisory Agreement were fair and reasonable.

The extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered that each Fund was a new Fund, and thus the potential for economies of scale was uncertain. The Independent Trustees noted the Adviser’s assertion that, although the Funds do not currently have any breakpoints in their advisory fee schedules, the Funds benefit from a unitary management fee, which the Adviser believes can be more effective than breakpoints in advisory fee schedules at controlling overall costs borne by shareholders. The Trustees concluded that the fee structures are reasonable in view of the information provided by the Adviser.

42	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that, in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the

Trustees, including the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fees to be paid to the Adviser, is fair and reasonable to each Fund in light of the services that the Adviser will provide, the expenses that it expects to incur and the reasonably foreseeable asset levels of each Fund.

Annual Report	43

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Trustees and Officers

The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and birthdates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	19	None	Significant experience on this and/or other boards of directors/ trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	19	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/ trustees; significant managerial and executive experience; significant experience as a management consultant.

44	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Terrence O. Jones (7/3/1963)	Trustee	Indefinite Term; Trustee since December 2013.	Chief Investment Officer, Banco Santander/Optimal Investments from November 2008 to April 2009; Founder and President, Battersby Capital Management LLC from January 2006 to November 2008; and Managing Director, Goldman Sachs Hedge Fund Strategies from December 2001 to December 2005.	19	SEI’s Advisor’s Inner Circle Fund III; Genworth Life Insurance Company of New York	Significant
experience in
the financial
industry;
significant
managerial
and
executive
experience,
including
experience
as founder
and
president of
an
investment
management
bank and as
chief
investment
officer of a
private
investment
firm;
experience
on other
boards of
directors.

Annual Report	45

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	19	Director of American Realty Capital Finance Trust, Inc.; Director of KC Concessions, Inc.; Trustee of American AR Capital Real Estate Fund; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors; Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc.; Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

46	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	19	None	Significant
experience in the
financial industry;
significant
managerial and
executive
experience,
including
experience as
president, chief
executive officer or
chief restructuring
officer of five
telecommunication
firms; experience
on another board
of directors.

Annual Report	47

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Secretary (Principal Executive Officer)	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President since June 2012; Secretary since November 2010.	Trustee of the Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary of NHF from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF since May 2015; Executive Vice President and Principal Executive Officer of HFI and HFII since May 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 to May 2015 and Secretary of HFI and HFII from November 2010 to May 2015.	19	None	Significant
experience in the
financial industry;
significant

executive
experience
including current
and past service as
an officer of funds
in the Highland
Fund Complex;
significant
administrative and
managerial
experience.

48	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Secretary, Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Secretary, Principal Financial Officer and Principal Accounting Officer since May 2015	Chairman of the Board, Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of HFI and HFII since May 2015; Principal Financial Officer and Principal Accounting Officer of HFI since November 2010 and of Highland Funds II since February 2011; Treasurer of HFI from November 2010 until May 2015 and of HFII from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Principal Executive Officer	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer since June 2012.	Trustee of the Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary of NHF from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF since May 2015; Executive Vice President and Principal Executive Officer of HFI and HFII since May 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 to May 2015 and Secretary of HFI and HFII from November 2010 to May 2015.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of Highland Capital Management, L.P. from November 2011 until April 2012; Treasurer Highland Capital Management, L.P. since April 2012; Assistant Treasurer of Highland Capital Management Fund Advisors, L.P. from December 2011 until October 2012; Treasurer of Highland Capital Management Fund Advisors, L.P. since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NexPoint Credit Strategies Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015.

Annual Report	49

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2015	Highland Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Director of Product Strategy at HCMFA since May 2014; Assistant Treasurer of NHF, HFI and HFII since November 2012; Secretary of NexPoint Capital, Inc. since 2014; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

1	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of NHF, each series of HFI, each series of HFII and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.
3	Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Funds. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of Highland Capital Management, L.P. (“HCM”) until his resignation in November 2014. Mr. Honis is entitled to receive aggregate severance and/or deferred compensation payments from Highland Capital of NY, Inc. (“HCNY”), an affiliated person of the Adviser, of approximately $3.4 million. Mr. Honis also serves as director of two companies, American HomePatient, Inc. and Turtle Bay Resort, LLC, which are controlled by clients of HCM, an affiliate of the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from American HomePatient, Inc. and Turtle Bay Resort, LLC for his services as director was $130,000.
4	Mr. Powell is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with HCMFA.

50	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management

Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

State Street Bank and Trust Company

200 Clarendon Street, 16th Floor

Boston, MA 02116

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian

State Street Bank and Trust Company

200 Clarendon Street, 16th Floor

Boston, MA 02116

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report has been prepared for shareholders of the Highland/iBoxx Senior Loan ETF, Highland HFR Global ETF, Highland HFR Event-Driven ETF and Highland HFR Equity Hedge ETF (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-855-799-4757 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-855-799-4757 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Funds’ Trustees and are available upon request without charge by calling 1-855-799-4757.

Annual Report	51

Highland Funds I

Annual Report, June 30, 2015

www.highlandfunds.com

HFI-ETF-AR-0615

Item 2. Code of Ethics.

(a)

Highland Funds I (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principle financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $290,000 for the fiscal year ended June 30, 2014 and $386,700 for the fiscal year ended June 30, 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $56,500 for the fiscal year ended June 30, 2014 and $84,000 for the fiscal year ended June 30, 2015. Such services related to semi-annual and valuation work.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $41,000 for the fiscal year ended June 30, 2014 and $73,225 for the fiscal year ended June 30, 2015. Such services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended June 30, 2014 and $0 for the fiscal year ended June 30, 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (As used below, the term “Funds” includes the Registrant.)

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Funds’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Funds and all non-audit services to be provided by the independent auditors to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

review and consider whether the independent auditors’ provision of any non-audit services to the Funds, the Funds’ investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%
(c)	100%
(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $455,500 for the fiscal year ended June 30, 2014 and $436,000 for the fiscal year ended June 30, 2015.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS I

By (Signature and Title):	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer

Date: September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer

Date: September 3, 2015

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Secretary, Principal Financial Officer and Principal Accounting Officer

Date: September 3, 2015